United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Byron D. Hittle, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: June 30, 2020

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT June 30, 2020

Janus Henderson VIT Balanced Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Balanced Portfolio

Janus Henderson VIT Balanced Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE SUMMARY

Janus Henderson VIT Balanced Portfolio’s Institutional Shares and Service Shares returned -0.15% and -0.27%, respectively, for the six-month period ended June 30, 2020. That compares with -3.08% for the Portfolio’s primary benchmark, the S&P 500® Index, and 6.14% for the Portfolio’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500 Index and a 45% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index, returned 1.46%.

INVESTMENT ENVIRONMENT

During the first half of the period, U.S. stocks faced an unprecedented sell-off, with speed and magnitude of historic proportion. The exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Contributing to the malaise was a collapse in oil prices when the virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks. Across the globe, central bank and government stimulus action was swift and aggressive. The Federal Reserve (Fed) cut policy rates to zero, committed to open-ended quantitative easing and introduced programs to support bond market liquidity while Congress approved trillions of dollars in crisis support to consumers and small and large businesses.

The staggering levels of monetary and fiscal stimulus provided a backstop that bolstered investor confidence in the second half of the period. Optimism on reopening the U.S. economy further buoyed investor sentiment and U.S. equities rebounded strongly, although volatility remained high.

Investors sought relative safety in U.S. Treasuries, particularly early in the period, and rates fell across the yield curve. The benchmark 10-year Treasury yield closed June at 0.66%, down from 1.92% in December. Corporate and securitized credit largely tracked the volatility in equities, with heightened risk of downgrades and defaults causing spreads over Treasuries to widen dramatically in the first half of the period. Fed support helped credit retrace most of its losses. Investment-grade corporate bonds ultimately generated positive returns versus negative returns for their high-yield counterparts.

PERFORMANCE DISCUSSION

Heading into March’s precipitous decline in risk markets, we had been trimming equity exposure – particularly in travel and leisure, energy and rate-sensitive financials – and adopting a more defensive stance within the fixed income sleeve. By late March, over half of the Portfolio was allocated to fixed income, with an increased allocation to 30-year Treasuries to provide some hedge against volatility in risk assets. In the latter half of the period, robust monetary and fiscal stimulus, the reopening of economies and progress in treating the virus gave us confidence to begin shifting the portfolio toward a more aggressive stance. The Portfolio’s asset allocation ended the period approximately 58% equity, 41% fixed income and a small allocation to cash, reflecting our view that equities presented more attractive risk-adjusted opportunities relative to fixed income at period end.

The Portfolio’s equity sleeve underperformed the S&P 500 Index. Stock selection detracted from relative performance, particularly in the industrials and consumer discretionary sectors. Aircraft manufacturer Boeing was the largest individual detractor from relative performance. Boeing’s 737 MAX aircraft remained grounded, and the pandemic could result in long-lasting headwinds for global air traffic and Boeing’s airline partners. We became concerned with the level of debt the company accumulated amid these challenges and closed the position, but the stock gained ground after our exit.

Janus Aspen Series	1

Janus Henderson VIT Balanced Portfolio (unaudited)

Chemicals producer LyondellBasell also detracted. The stock struggled given prices for ethylene – a primary product line – are generally tied to oil prices, which fell to extremely low levels during the period. We exited the position in the first half of the period.

Contributing to relative results was our relative sector positioning, including a material underweight to energy – the worst-performing benchmark sector during the period – and an overweight to the strong-performing information technology sector. The COVID-19 pandemic radically accelerated the digital transformation, and companies offering services and products relevant to this shift in technology and capital spending were rewarded by the market. Positions in Adobe and Microsoft were among the sleeve’s top performers.

Home Depot also contributed, benefiting from its “essential service designation” and increased home improvement activity amid stay-at-home orders. Home Depot’s ongoing investment in its online presence also proved beneficial as the trend toward e-commerce accelerated over the period.

The Portfolio’s fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

We adjusted our allocations throughout the period to account for the levels of risk and reward we were identifying across fixed income sectors, reducing our credit allocations into the height of the market sell-off and adding risk back to the sleeve as the Fed’s backstop solidified. Our allocation decisions, including an overweight to investment-grade corporate credit, contributed to relative performance. As the period progressed, moving further underweight agency mortgage-backed securities and U.S. Treasuries also aided results. Modest allocations to high-yield corporate bonds and asset-backed securities detracted from relative returns as they generally lagged other fixed income sectors.

At the issuer level, food services company Sysco was a top contributor, performing well after an attractive new issue was launched in March. However, a position in Continental Resources weighed on results when its credit ratings were downgraded, reflecting reduced profitability and cash flows amid highly volatile oil prices.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Monetary and fiscal stimulus measures have had substantial positive impact on capital markets, and we expect that to continue in the near term – though we are mindful of the potential longer-term repercussions. With this support and the pent-up demand that was created from shelter-in-place orders, we are optimistic that U.S. economic growth will accelerate off its lows in the quarters ahead.

Such a prominent backstop does not yet exist in regard to the health care crisis, creating a delicate balancing act. Uncertainty will remain high as social distancing restrictions are reduced; rebounds in cases and the advent of the fall/winter flu season will surely contribute to the pace at which the economy can reopen. However, an effective vaccine that can be produced at scale could materially speed up the recovery in the economy and positively impact markets.

We also have an eye on the upcoming U.S. elections. We expect political-related volatility to pick up as November approaches and will be monitoring proposed policies that could affect the regulatory and tax landscape of the companies in which we invest.

Despite the risks, we believe the Fund’s tilt toward equities is validated by the fact that equity dividends and cash flow yields generally look attractive relative to bond yields. Within the equity sleeve, our approach remains focused on high-quality growth companies with strong balance sheets and significant free cash flow that should enable them to evolve with a rapidly changing economy and return value to shareholders. In fixed income, we expect bonds across most credit sectors to remain in demand, driven by Fed support and the additional yield available over very low policy rates. While we think investment-grade companies have the strength to better weather a slow growth environment, we remain focused on valuations and diligent in identifying attractive risk-adjusted returns across the ratings spectrum. We are also maintaining our exposure in securitized credit with a focus on higher-quality structures that can withstand the elevated economic uncertainty, believing the Fed’s aggressive actions should help support liquidity and the underlying fundamentals of these securities. As always, we will dynamically adjust the portfolio based on market conditions and the investment opportunities our equity and fixed income teams identify through their bottom-up, fundamental research.

2	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio (unaudited)

Thank you for your investment in the Janus Henderson VIT Balanced Portfolio.

Janus Aspen Series	3

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Microsoft Corp	7.75%	0.67%	Boeing Co	1.23%	-0.89%
Adobe Inc	2.89%	0.66%	LyondellBasell Industries NV	0.78%	-0.76%
Home Depot Inc	3.02%	0.35%	Norwegian Cruise Line Holdings Ltd	0.29%	-0.61%
Eli Lilly & Co	2.00%	0.34%	US Bancorp	1.33%	-0.53%
NVIDIA Corp	1.24%	0.27%	Sysco Corp	1.08%	-0.50%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.29%	29.85%	25.26%
	Financials	0.96%	10.63%	11.36%
	Energy	0.64%	0.78%	3.26%
	Utilities	0.20%	0.11%	3.37%
	Health Care	0.02%	14.73%	14.72%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Industrials	-1.04%	7.90%	8.38%
	Consumer Discretionary	-0.72%	14.20%	10.10%
	Materials	-0.70%	0.90%	2.50%
	Consumer Staples	-0.45%	8.98%	7.35%
	Communication Services	-0.44%	7.40%	10.73%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.0%
Apple Inc
Technology Hardware, Storage & Peripherals	2.9%
Mastercard Inc
Information Technology Services	2.4%
Amazon.com Inc
Internet & Direct Marketing Retail	2.2%
Alphabet Inc - Class C
Interactive Media & Services	2.2%
14.7%

Asset Allocation - (% of Net Assets)
Common Stocks	57.9%
Corporate Bonds	23.0%
Mortgage-Backed Securities	8.6%
Asset-Backed/Commercial Mortgage-Backed Securities	5.0%
United States Treasury Notes/Bonds	4.4%
Investment Companies	2.7%
Bank Loans and Mezzanine Loans	0.2%
Rights	0.0%
Other	(1.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of December 31, 2019

Janus Aspen Series	5

Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-0.15%	8.46%	8.82%	9.99%	9.83%	0.62%
Service Shares	-0.27%	8.19%	8.55%	9.72%	9.64%	0.87%
S&P 500 Index	-3.08%	7.51%	10.73%	13.99%	9.50%
Bloomberg Barclays U.S. Aggregate Bond Index	6.14%	8.74%	4.30%	3.82%	5.28%
Balanced Index	1.46%	8.66%	8.10%	9.57%	7.87%
Morningstar Quartile - Institutional Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	57/685	19/626	44/516	9/209

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

6	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective February 1, 2020, Jeremiah Buckley, Michael Keough, Marc Pinto and Greg Wilensky are Co-Portfolio Managers of the Portfolio.

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Institutional Shares	$1,000.00	$998.50	$3.08	$1,000.00	$1,021.78	$3.12	0.62%
Service Shares	$1,000.00	$997.30	$4.27	$1,000.00	$1,020.59	$4.32	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.0%
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	$573,187	$583,372
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	2,629,613	2,658,383
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	2,541,237	2,573,063
Angel Oak Mortgage Trust I LLC 2020-3, 2.4100%, 4/25/65 (144A)‡	3,736,000	3,735,962
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	3,756,000	3,296,697
Arroyo Mortgage Trust 2018-1,
ICE LIBOR USD 12 Month + 0.8500%, 3.7630%, 4/25/48 (144A)‡	775,516	796,030
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	1,122,676	1,319,348
Bank 2019-BN17, 3.7140%, 4/15/52	2,498,288	2,889,274
Bank 2019-BN18, 3.5840%, 5/15/62	4,251,505	4,901,356
Bank 2019-BN20, 3.0110%, 9/15/62	2,044,338	2,261,132
Bank 2019-BN23, 2.9200%, 12/15/52	3,677,640	4,054,341
Bank 2019-BNK24, 2.9600%, 11/15/62	864,000	955,758
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 1.0348%, 8/15/36 (144A)‡	2,087,000	1,991,700
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	2,528,000	2,780,000
Benchmark Mortgage Trust 2020-B16, 2.7320%, 2/15/53	2,207,000	2,389,111
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 0.9348%, 11/15/35 (144A)‡	3,054,680	3,022,971
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.1048%, 10/15/36 (144A)‡	4,275,417	4,238,567
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.2648%, 10/15/36 (144A)‡	693,621	681,494
BX Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	4,457,000	4,649,067
BX Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	2,229,000	2,226,080
BX Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	2,229,000	2,125,932
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	3,343,000	3,093,283
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	851,000	755,260
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	1,140,000	1,248,281
CarMax Auto Owner Trust 2017-3, 2.7200%, 5/15/23	2,701,000	2,722,460
Chase Home Lending Mortgage Trust 2019-ATR2,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 7/25/49 (144A)‡	527,739	526,578
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	2,280,121	2,292,124
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	2,190,000	2,175,539
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 5.0845%, 11/25/24‡	520,131	538,982
Connecticut Avenue Securities Trust 2016-C03,
ICE LIBOR USD 1 Month + 5.9000%, 6.0845%, 10/25/28‡	857,053	890,995
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.4345%, 1/25/29‡	2,008,683	2,059,764
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.7345%, 7/25/29‡	2,723,562	2,768,124
Connecticut Avenue Securities Trust 2018-C05,
ICE LIBOR USD 1 Month + 2.3500%, 2.5345%, 1/25/31‡	1,668,633	1,632,867
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4845%, 8/25/31 (144A)‡	1,856,453	1,829,084
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.3345%, 9/25/31 (144A)‡	3,854,153	3,799,594
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.2845%, 6/25/39 (144A)‡	2,625,921	2,537,227
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 7/25/39 (144A)‡	5,281,799	5,165,579
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.2845%, 10/25/39 (144A)‡	5,609,662	5,437,374
Connecticut Avenue Securities Trust 2020-R01,
ICE LIBOR USD 1 Month + 0.8000%, 0.9845%, 1/25/40 (144A)‡	1,718,457	1,707,760

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 1/25/40 (144A)‡	$5,273,843	$4,980,540
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.1148%, 11/15/36 (144A)‡	2,618,339	2,506,081
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	1,172,000	1,209,225
DB Master Finance LLC, 3.7870%, 5/20/49 (144A)	1,628,693	1,670,654
DB Master Finance LLC, 4.0210%, 5/20/49 (144A)	1,025,253	1,074,553
DB Master Finance LLC, 4.3520%, 5/20/49 (144A)	1,302,160	1,379,700
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	720,525	728,049
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	918,450	985,856
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	3,374,888	3,580,775
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	2,030,828	2,203,007
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	6,486,405	6,806,382
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	2,997,000	3,055,302
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	2,613,000	2,672,984
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	719,747	729,917
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	1,112,760	1,130,244
Drive Auto Receivables Trust 2018-4, 3.6600%, 11/15/24	1,062,911	1,074,526
Drive Auto Receivables Trust 2019-2, 3.0400%, 3/15/23	1,584,893	1,590,290
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1845%, 7/25/25‡	3,184,387	3,260,706
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8845%, 4/25/28‡	1,614,343	1,683,010
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.9500%, 1.1345%, 10/25/29‡	61,000	60,943
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 3/25/31‡	4,477,630	4,315,216
Fannie Mae REMICS, 3.0000%, 5/25/48	4,655,964	4,997,230
Fannie Mae REMICS, 3.0000%, 11/25/49	6,731,232	6,960,355
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7700%, 0.9545%, 11/25/49 (144A)‡	95,841	95,752
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.7000%, 1.8845%, 1/25/50 (144A)‡	3,914,000	3,620,746
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7500%, 0.9345%, 2/25/50 (144A)‡	419,844	417,230
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.0000%, 0%, 6/25/50‡	2,004,000	2,004,000
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.2188%, 12/15/36 (144A)‡	1,067,000	1,021,911
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 1.5188%, 12/15/36 (144A)‡	1,195,000	1,126,544
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 1.8178%, 12/15/36 (144A)‡	1,332,000	1,230,587
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	1,603,823	1,873,599
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	2,669,380	3,087,687
GS Mortgage Securities Trust 2020-GC45, 2.9106%, 2/13/53	2,189,000	2,389,396
GS Mortgage Securities Trust 2020-GC47, 2.3772%, 5/12/53	3,112,000	3,302,309
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	3,537,225	3,619,410
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	3,537,225	3,638,683
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	4,975,000	5,161,298
JP Morgan Mortgage Trust,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 11/25/49 (144A)‡	292,613	292,611
JP Morgan Mortgage Trust 2019-7,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 2/25/50 (144A)‡	1,985,447	1,980,999
JP Morgan Mortgage Trust 2019-INV1,
ICE LIBOR USD 1 Month + 0.9500%, 1.1345%, 10/25/49 (144A)‡	1,301,547	1,301,517
JP Morgan Mortgage Trust 2019-LTV2,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 12/25/49 (144A)‡	1,380,600	1,377,796
JP Morgan Mortgage Trust 2020-3A11,
ICE LIBOR USD 1 Month + 2.0000%, 2.1683%, 8/25/50 (144A)‡	1,606,833	1,635,735

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
JP Morgan Mortgage Trust 2020-4,
ICE LIBOR USD 1 Month + 1.2500%, 1.4401%, 11/25/50 (144A)‡	$2,030,000	$2,029,930
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 1.0345%, 11/25/51 (144A)‡	4,395,333	4,385,687
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 1.0500%, 1.2345%, 11/25/51 (144A)‡	385,333	384,639
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	2,782,000	2,948,815
Morgan Stanley Capital I Trust 2019-H6, 3.4170%, 6/15/52	1,423,916	1,601,300
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	2,221,000	2,435,507
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	2,249,599	2,632,547
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	3,365,443	3,988,207
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	987,063	1,049,574
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	570,000	573,726
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	566,000	584,089
Planet Fitness Master Issuer LLC, 3.8580%, 12/5/49 (144A)	3,389,965	2,904,662
Preston Ridge Partners Mortgage Trust 2019-1A, 4.5000%, 1/25/24 (144A)Ç	1,367,908	1,379,275
Preston Ridge Partners Mortgage Trust 2019-2A, 3.9670%, 4/25/24 (144A)Ç	2,643,480	2,657,559
Preston Ridge Partners Mortgage Trust 2019-3A, 3.3510%, 7/25/24 (144A)Ç	2,019,560	2,017,975
Provident Funding Mortgage Trust 2020-1, 3.0000%, 2/25/50 (144A)‡	1,853,515	1,897,702
PRPM 2020-1A LLC, 2.9810%, 2/25/25 (144A)Ç	1,083,614	1,073,339
PRPM LLC, 3.3510%, 11/25/24 (144A)Ç	2,680,846	2,664,524
Santander Consumer Auto Receivables Trust 2020-AA, 1.3700%, 10/15/24 (144A)	3,413,580	3,433,656
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	3,056,000	3,102,832
Santander Drive Auto Receivables Trust 2020-1 A2A, 2.0700%, 1/17/23	1,989,000	2,005,418
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	2,249,541	2,293,824
Sequoia Mortgage Trust 2013-7, 3.0000%, 6/25/43‡	668,184	688,268
Sequoia Mortgage Trust 2013-9, 3.5000%, 7/25/43 (144A)	320,133	329,247
Sequoia Mortgage Trust 2019-3, 3.5000%, 9/25/49 (144A)‡	699,368	714,817
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	1,010,770	1,031,564
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	909,950	910,361
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	2,242,143	2,222,055
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	7,964,000	7,963,894
Starwood Mortgage Residential Trust 2020-2, 2.7180%, 4/25/60 (144A)‡	2,059,846	2,093,876
Station Place Securitization Trust Series 2019-10,
ICE LIBOR USD 1 Month + 0.9000%, 1.0848%, 10/24/20 (144A)‡	9,057,000	9,056,639
Taco Bell Funding LLC, 4.9400%, 11/25/48 (144A)	769,285	814,488
Towd Point Asset Funding LLC 2019-HE1 A1,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 4/25/48 (144A)‡	1,512,257	1,490,027
United Auto Credit Securitization Trust 2019-1 C, 3.1600%, 8/12/24 (144A)	1,635,000	1,654,366
Wells Fargo Mortgage Backed Securities Trust 2019-4,
3.5000%, 9/25/49 (144A)‡	1,667,318	1,701,242
Wendy's Funding LLC, 3.5730%, 3/15/48 (144A)	1,139,775	1,178,562
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	325,650	343,664
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	2,098,180	2,207,136
WFRBS Commercial Mortgage Trust 2014-C25, 3.6310%, 11/15/47	2,351,000	2,552,499
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $275,004,532)		278,141,360
Bank Loans and Mezzanine Loans – 0.2%
Consumer Non-Cyclical – 0.2%
Elanco Animal Health Inc,
ICE LIBOR USD 1 Month + 1.7500%, 3.4044%, 2/4/27ƒ,‡ (cost $9,485,638)	9,485,638	9,027,197
Corporate Bonds – 23.0%
Banking – 4.1%
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	9,368,000	10,587,415
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0700%, 3.9700%, 3/5/29‡	3,294,000	3,773,127
Bank of America Corp, SOFR + 2.1500%, 2.5920%, 4/29/31‡	14,103,000	14,917,471
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	4,689,000	4,853,443

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Bank of America Corp, ICE LIBOR USD 3 Month + 3.8980%, 6.1000%‡,µ	$2,051,000	$2,163,805
Bank of New York Mellon Corp,
US Treasury Yield Curve Rate + 4.3580%, 4.7000%‡,µ	8,577,000	8,920,080
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	3,042,000	3,366,908
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	2,067,000	2,164,743
BNP Paribas SA, SOFR + 1.5070%, 3.0520%, 1/13/31 (144A)‡	5,635,000	5,927,702
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	9,899,000	11,156,312
Citigroup Inc, SOFR + 3.9140%, 4.4120%, 3/31/31‡	6,795,000	8,036,364
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	3,565,000	3,529,188
Citigroup Inc, 5.9000%µ	452,000	449,460
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	2,339,000	2,322,627
Citizens Financial Group Inc, 3.7500%, 7/1/24	860,000	924,520
Citizens Financial Group Inc, 4.3500%, 8/1/25	613,000	678,499
Citizens Financial Group Inc, 4.3000%, 12/3/25	2,207,000	2,469,449
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	1,778,000	1,802,446
First Republic Bank/CA, 4.6250%, 2/13/47	1,653,000	1,983,617
Goldman Sachs Group Inc, 3.5000%, 4/1/25	15,092,000	16,548,493
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 3.9220%, 4.3696%‡,µ	8,396,000	7,696,613
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	16,792,000	17,422,231
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	8,352,000	9,513,324
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3300%, 4.4520%, 12/5/29‡	8,224,000	9,859,158
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	13,078,000	13,906,867
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	12,644,000	13,149,897
Morgan Stanley, 4.3500%, 9/8/26	3,985,000	4,595,283
Morgan Stanley, 3.9500%, 4/23/27	6,273,000	7,060,528
Wells Fargo & Co, SOFR + 1.6000%, 1.6540%, 6/2/24‡	5,572,000	5,662,233
Wells Fargo & Co, ICE LIBOR USD 3 Month + 0.7500%, 2.1640%, 2/11/26‡	11,255,000	11,616,176
Wells Fargo & Co, SOFR + 2.0000%, 2.1880%, 4/30/26‡	8,861,000	9,161,985
Wells Fargo & Co, ICE LIBOR USD 3 Month + 1.1700%, 2.8790%, 10/30/30‡	5,182,000	5,537,922
Wells Fargo & Co, ICE LIBOR USD 3 Month + 3.9900%, 5.8750%‡,µ	4,797,000	4,985,858
		226,743,744
Basic Industry – 0.5%
Allegheny Technologies Inc, 5.8750%, 12/1/27	4,100,000	3,802,135
Constellium NV, 5.7500%, 5/15/24 (144A)	4,159,000	4,159,000
Ecolab Inc, 4.8000%, 3/24/30	2,336,000	2,961,635
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	4,380,000	4,502,660
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	4,363,000	4,297,555
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	2,242,000	2,408,091
Steel Dynamics Inc, 5.5000%, 10/1/24	4,065,000	4,176,787
		26,307,863
Brokerage – 0.6%
Cboe Global Markets Inc, 3.6500%, 1/12/27	2,983,000	3,351,501
Charles Schwab Corp, 4.2000%, 3/24/25	4,685,000	5,374,039
Charles Schwab Corp, US Treasury Yield Curve Rate + 4.9710%, 5.3750%‡,µ	15,360,000	16,409,395
Raymond James Financial Inc, 5.6250%, 4/1/24	1,553,000	1,769,676
Raymond James Financial Inc, 4.6500%, 4/1/30	1,983,000	2,370,660
Raymond James Financial Inc, 4.9500%, 7/15/46	2,715,000	3,283,081
		32,558,352
Capital Goods – 1.8%
Avery Dennison Co, 2.6500%, 4/30/30	5,093,000	5,218,761
BAE Systems PLC, 3.4000%, 4/15/30 (144A)	2,256,000	2,460,354
Boeing Co, 4.5080%, 5/1/23	6,065,000	6,404,094
Boeing Co, 4.8750%, 5/1/25	1,957,000	2,130,885
Boeing Co, 2.2500%, 6/15/26	504,000	487,191
Boeing Co, 3.6000%, 5/1/34	5,168,000	4,883,553
Boeing Co, 5.7050%, 5/1/40	4,984,000	5,636,549
Boeing Co, 5.8050%, 5/1/50	2,938,000	3,466,558
Boeing Co, 5.9300%, 5/1/60	2,292,000	2,708,305

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
General Dynamics Corp, 3.2500%, 4/1/25	$3,543,000	$3,929,266
General Dynamics Corp, 3.5000%, 4/1/27	5,123,000	5,867,097
General Dynamics Corp, 4.2500%, 4/1/50	1,005,000	1,305,432
General Electric Co, 3.4500%, 5/1/27	1,854,000	1,901,776
General Electric Co, 6.7500%, 3/15/32	2,125,000	2,601,643
Huntington Ingalls Industries Inc, 3.8440%, 5/1/25 (144A)	3,563,000	3,868,793
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	6,055,000	6,269,045
Huntington Ingalls Industries Inc, 4.2000%, 5/1/30 (144A)	6,409,000	7,139,821
Northrop Grumman Corp, 4.4000%, 5/1/30	3,546,000	4,297,758
Northrop Grumman Corp, 5.1500%, 5/1/40	1,541,000	2,050,682
Northrop Grumman Corp, 5.2500%, 5/1/50	1,981,000	2,848,642
Otis Worldwide Corp, 2.0560%, 4/5/25 (144A)	2,877,000	3,015,036
Vulcan Materials Co, 3.5000%, 6/1/30	2,835,000	3,078,588
Wabtec Corp, 4.4000%, 3/15/24	3,516,000	3,727,464
Wabtec Corp, 3.4500%, 11/15/26	975,000	1,003,646
Wabtec Corp, 4.9500%, 9/15/28	10,832,000	12,052,420
Westinghouse Air Brake Technologies Corp, 3.2000%, 6/15/25	4,854,000	4,955,299
		103,308,658
Communications – 2.3%
AT&T Inc, 3.6000%, 7/15/25	1,905,000	2,115,756
AT&T Inc, 5.2500%, 3/1/37	865,000	1,069,237
AT&T Inc, 4.8500%, 3/1/39	2,536,000	3,057,805
AT&T Inc, 4.7500%, 5/15/46	1,803,000	2,135,120
AT&T Inc, 4.5000%, 3/9/48	3,645,000	4,277,224
CenturyLink Inc, 6.4500%, 6/15/21	2,658,000	2,718,337
CenturyLink Inc, 5.8000%, 3/15/22	1,479,000	1,519,672
Charter Communications Operating LLC / Charter Communications Operating Capital, 2.8000%, 4/1/31	8,917,000	9,034,969
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.4840%, 10/23/45	936,000	1,243,609
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.3750%, 5/1/47	749,000	884,117
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.8000%, 3/1/50	4,793,000	5,432,411
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.7000%, 4/1/51	4,654,000	4,527,218
Comcast Corp, 3.1000%, 4/1/25	1,383,000	1,519,167
Comcast Corp, 3.1500%, 3/1/26	2,206,000	2,468,388
Comcast Corp, 3.3000%, 4/1/27	3,768,000	4,235,575
Comcast Corp, 4.6000%, 10/15/38	2,000,000	2,546,975
Comcast Corp, 3.7500%, 4/1/40	1,775,000	2,087,863
Crown Castle International Corp, 3.6500%, 9/1/27	1,958,000	2,180,803
Crown Castle International Corp, 4.3000%, 2/15/29	3,161,000	3,667,494
Crown Castle International Corp, 3.1000%, 11/15/29	4,247,000	4,551,695
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	5,750,000	5,700,032
Fox Corp, 4.0300%, 1/25/24	2,592,000	2,873,106
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	5,118,000	5,396,010
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	6,938,000	6,844,059
T-Mobile USA Inc, 6.3750%, 3/1/25	4,820,000	4,952,550
T-Mobile USA Inc, 3.5000%, 4/15/25 (144A)	5,114,000	5,574,362
T-Mobile USA Inc, 1.5000%, 2/15/26 (144A)	1,246,000	1,245,913
T-Mobile USA Inc, 3.7500%, 4/15/27 (144A)	12,066,000	13,387,227
T-Mobile USA Inc, 2.0500%, 2/15/28 (144A)	1,148,000	1,148,540
T-Mobile USA Inc, 3.8750%, 4/15/30 (144A)	4,058,000	4,522,925
T-Mobile USA Inc, 2.5500%, 2/15/31 (144A)	1,557,000	1,562,481
Verizon Communications Inc, 2.6250%, 8/15/26	4,241,000	4,614,414
Verizon Communications Inc, 3.0000%, 3/22/27	2,200,000	2,440,130
Verizon Communications Inc, 4.8620%, 8/21/46	1,321,000	1,795,768
Verizon Communications Inc, 4.5220%, 9/15/48	975,000	1,288,427

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Verizon Communications Inc, 4.0000%, 3/22/50	$1,330,000	$1,674,338
		126,293,717
Consumer Cyclical – 2.6%
Alimentation Couche-Tard Inc, 2.9500%, 1/25/30 (144A)	1,264,000	1,310,275
AutoZone Inc, 3.7500%, 4/18/29	3,471,000	3,943,673
Booking Holdings Inc, 4.1000%, 4/13/25	11,477,000	12,895,348
Booking Holdings Inc, 4.5000%, 4/13/27	5,945,000	6,824,627
Booking Holdings Inc, 4.6250%, 4/13/30	4,148,000	4,851,147
Choice Hotels International Inc, 3.7000%, 12/1/29	4,189,000	4,196,415
Dollar General Corp, 3.5000%, 4/3/30	3,266,000	3,658,377
Dollar General Corp, 4.1250%, 4/3/50	3,153,000	3,762,521
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	10,283,000	10,956,731
General Motors Co, 4.2000%, 10/1/27	1,542,000	1,570,952
General Motors Co, 5.0000%, 10/1/28	4,428,000	4,702,384
General Motors Co, 5.4000%, 4/1/48	1,505,000	1,487,452
General Motors Financial Co Inc, 4.3500%, 4/9/25	2,570,000	2,712,419
General Motors Financial Co Inc, 4.3000%, 7/13/25	790,000	823,172
General Motors Financial Co Inc, 4.3500%, 1/17/27	2,216,000	2,292,542
GLP Capital LP / GLP Financing II Inc, 3.3500%, 9/1/24	693,000	692,446
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	1,284,000	1,396,234
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	2,597,000	2,838,209
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	344,000	372,236
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	4,670,000	4,643,614
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	1,839,000	1,817,098
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,475,000	1,581,667
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	2,588,000	2,898,560
Lowe's Cos Inc, 4.0000%, 4/15/25	5,315,000	6,064,782
Lowe's Cos Inc, 4.5000%, 4/15/30	5,499,000	6,744,591
Lowe's Cos Inc, 5.0000%, 4/15/40	2,810,000	3,650,520
Lowe's Cos Inc, 5.1250%, 4/15/50	3,841,000	5,302,014
Marriott International Inc, 5.7500%, 5/1/25	6,416,000	6,992,289
Mastercard Inc, 3.3000%, 3/26/27	4,422,000	5,007,476
Mastercard Inc, 3.3500%, 3/26/30	5,603,000	6,481,725
McDonald's Corp, 3.3000%, 7/1/25	1,499,000	1,665,294
McDonald's Corp, 3.5000%, 7/1/27	4,713,000	5,350,623
McDonald's Corp, 3.6250%, 9/1/49	2,238,000	2,480,234
MDC Holdings Inc, 5.5000%, 1/15/24	2,249,000	2,406,430
MGM Resorts International, 7.7500%, 3/15/22	544,000	553,357
Nordstrom Inc, 4.3750%, 4/1/30	4,539,000	3,560,417
O'Reilly Automotive Inc, 3.6000%, 9/1/27	90,000	101,128
O'Reilly Automotive Inc, 4.3500%, 6/1/28	696,000	811,317
O'Reilly Automotive Inc, 3.9000%, 6/1/29	4,040,000	4,651,686
		144,051,982
Consumer Non-Cyclical – 4.1%
AbbVie Inc, 3.4500%, 3/15/22 (144A)	5,518,000	5,732,717
AbbVie Inc, 3.2500%, 10/1/22 (144A)	2,482,000	2,596,551
AbbVie Inc, 2.8000%, 3/15/23 (144A)	197,000	204,422
AbbVie Inc, 2.6000%, 11/21/24 (144A)	2,765,000	2,944,392
AbbVie Inc, 3.8000%, 3/15/25 (144A)	2,964,000	3,304,969
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	4,540,000	5,553,015
Anheuser-Busch InBev Worldwide Inc, 4.3500%, 6/1/40	3,603,000	4,103,011
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	8,497,000	8,774,257
Baxter International Inc, 3.7500%, 10/1/25 (144A)	4,735,000	5,394,733
Baxter International Inc, 3.9500%, 4/1/30 (144A)	4,133,000	4,900,157
Boston Scientific Corp, 3.7500%, 3/1/26	2,874,000	3,263,494
Boston Scientific Corp, 4.0000%, 3/1/29	1,009,000	1,154,288
Boston Scientific Corp, 4.7000%, 3/1/49	1,617,000	2,062,094
Bristol-Myers Squibb Co, 3.4000%, 7/26/29 (144A)	1,857,000	2,164,295

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Campbell Soup Co, 3.9500%, 3/15/25	$1,915,000	$2,152,836
Cargill Inc, 1.3750%, 7/23/23 (144A)	1,379,000	1,402,796
Cargill Inc, 2.1250%, 4/23/30 (144A)	2,027,000	2,124,315
Cigna Corp, 3.4000%, 9/17/21	600,000	620,287
Cigna Corp, 2.4000%, 3/15/30	1,946,000	2,018,954
Cigna Corp, 3.2000%, 3/15/40	885,000	937,176
Cigna Corp, 3.4000%, 3/15/50	1,335,000	1,438,182
Coca-Cola Co, 3.3750%, 3/25/27	4,536,000	5,200,961
Coca-Cola Femsa SAB de CV, 2.7500%, 1/22/30	2,607,000	2,757,088
CVS Health Corp, 4.1000%, 3/25/25	4,998,000	5,649,842
CVS Health Corp, 3.0000%, 8/15/26	498,000	544,497
CVS Health Corp, 4.3000%, 3/25/28	3,115,000	3,641,722
CVS Health Corp, 4.1250%, 4/1/40	2,449,000	2,888,400
CVS Health Corp, 5.0500%, 3/25/48	2,563,000	3,333,869
CVS Health Corp, 4.2500%, 4/1/50	1,209,000	1,454,219
DaVita Inc, 4.6250%, 6/1/30 (144A)	4,493,000	4,468,288
DH Europe Finance II Sarl, 2.2000%, 11/15/24	2,099,000	2,206,068
DH Europe Finance II Sarl, 2.6000%, 11/15/29	1,151,000	1,224,621
DH Europe Finance II Sarl, 3.4000%, 11/15/49	1,481,000	1,663,052
Diageo Capital PLC, 1.3750%, 9/29/25	3,173,000	3,228,085
Diageo Capital PLC, 2.0000%, 4/29/30	2,989,000	3,092,633
Diageo Capital PLC, 2.1250%, 4/29/32	2,398,000	2,485,719
Elanco Animal Health Inc, 5.0220%, 8/28/23Ç	1,436,000	1,507,800
Fomento Economico Mexicano SAB de CV, 3.5000%, 1/16/50	3,146,000	3,245,757
Hasbro Inc, 3.0000%, 11/19/24	2,378,000	2,490,122
Hasbro Inc, 3.5500%, 11/19/26	3,161,000	3,340,338
Hasbro Inc, 3.9000%, 11/19/29	8,515,000	8,865,137
HCA Inc, 4.7500%, 5/1/23	3,958,000	4,294,711
HCA Inc, 5.3750%, 2/1/25	2,189,000	2,344,966
HCA Inc, 5.8750%, 2/15/26	1,152,000	1,264,320
HCA Inc, 5.3750%, 9/1/26	883,000	961,366
HCA Inc, 5.6250%, 9/1/28	1,250,000	1,394,262
HCA Inc, 5.8750%, 2/1/29	1,902,000	2,152,284
HCA Inc, 3.5000%, 9/1/30	6,704,000	6,455,541
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	1,271,000	1,342,506
JM Smucker Co, 2.3750%, 3/15/30	2,799,000	2,857,117
JM Smucker Co, 3.5500%, 3/15/50	1,316,000	1,357,202
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	5,023,000	6,023,656
Keurig Dr Pepper Inc, 3.2000%, 5/1/30	1,004,000	1,110,689
Keurig Dr Pepper Inc, 3.8000%, 5/1/50	2,293,000	2,615,772
Mars Inc, 2.7000%, 4/1/25 (144A)	1,642,000	1,757,524
Mars Inc, 4.2000%, 4/1/59 (144A)	1,714,000	2,197,599
Mondelez International Holdings Netherlands BV, 2.2500%, 9/19/24 (144A)	3,844,000	4,043,924
Mondelez International Inc, 2.1250%, 4/13/23	1,460,000	1,512,169
Mondelez International Inc, 2.7500%, 4/13/30	720,000	776,584
PepsiCo Inc, 2.2500%, 3/19/25	3,214,000	3,437,914
PepsiCo Inc, 2.6250%, 3/19/27	994,000	1,086,422
Pfizer Inc, 2.6250%, 4/1/30	1,389,000	1,528,050
Procter & Gamble Co, 3.0000%, 3/25/30	1,184,000	1,356,704
Procter & Gamble Co, 3.5500%, 3/25/40	2,356,000	2,841,343
Procter & Gamble Co, 3.6000%, 3/25/50	1,253,000	1,559,846
Sysco Corp, 2.5000%, 7/15/21	629,000	639,868
Sysco Corp, 5.6500%, 4/1/25	3,781,000	4,423,223
Sysco Corp, 2.4000%, 2/15/30	1,208,000	1,193,820
Sysco Corp, 5.9500%, 4/1/30	8,085,000	10,131,076
Sysco Corp, 6.6000%, 4/1/40	4,697,000	6,357,333
Sysco Corp, 6.6000%, 4/1/50	3,580,000	4,917,933
Takeda Pharmaceutical Co Ltd, 3.0250%, 7/9/40	1,392,000	1,402,614
Takeda Pharmaceutical Co Ltd, 3.3750%, 7/9/60	1,392,000	1,392,105

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Thermo Fisher Scientific Inc, 4.1330%, 3/25/25	$2,746,000	$3,136,400
Thermo Fisher Scientific Inc, 4.4970%, 3/25/30	6,440,000	7,965,976
Upjohn Inc, 1.6500%, 6/22/25 (144A)	884,000	901,198
Upjohn Inc, 2.3000%, 6/22/27 (144A)	1,024,000	1,057,146
Upjohn Inc, 3.8500%, 6/22/40 (144A)	1,022,000	1,096,075
		227,022,397
Electric – 1.2%
AEP Transmission Co LLC, 3.6500%, 4/1/50	2,835,000	3,272,042
Ameren Corp, 3.5000%, 1/15/31	11,657,000	13,030,734
Berkshire Hathaway Energy, 4.2500%, 10/15/50 (144A)	4,831,000	6,050,596
Black Hills Corp, 2.5000%, 6/15/30	1,743,000	1,780,523
Dominion Energy Inc, 3.3750%, 4/1/30	5,928,000	6,557,738
East Ohio Gas Co/The, 1.3000%, 6/15/25 (144A)	705,000	708,865
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	648,000	646,633
East Ohio Gas Co/The, 3.0000%, 6/15/50 (144A)	942,000	940,439
NextEra Energy Capital Holdings Inc, 2.7500%, 5/1/25	2,601,000	2,808,512
NRG Energy Inc, 7.2500%, 5/15/26	4,447,000	4,691,585
NRG Energy Inc, 6.6250%, 1/15/27	4,756,000	4,970,020
Oncor Electric Delivery Co LLC, 3.8000%, 6/1/49	4,242,000	5,133,387
Pacific Gas and Electric Co, 2.1000%, 8/1/27	2,051,000	2,025,506
Pacific Gas and Electric Co, 2.5000%, 2/1/31	4,212,000	4,117,651
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	2,553,000	2,615,023
Southern Co, 3.7000%, 4/30/30	8,879,000	10,133,799
		69,483,053
Energy – 0.8%
Cheniere Corpus Christi Holdings LLC, 3.7000%, 11/15/29 (144A)	7,836,000	8,023,686
Energy Transfer Operating LP, 5.8750%, 1/15/24	1,589,000	1,777,163
Energy Transfer Operating LP, 5.5000%, 6/1/27	1,185,000	1,321,606
Energy Transfer Operating LP, 4.9500%, 6/15/28	184,000	197,560
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	6,466,000	6,223,008
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	133,000	134,468
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	1,871,000	2,120,037
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	3,174,000	3,273,727
ONEOK Inc, 5.8500%, 1/15/26	1,593,000	1,819,061
ONEOK Inc, 6.3500%, 1/15/31	3,407,000	3,987,352
ONEOK Inc, 7.1500%, 1/15/51	890,000	1,080,810
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	1,223,000	1,306,039
TransCanada PipeLines Ltd, 4.1000%, 4/15/30	7,412,000	8,439,161
WPX Energy Inc, 4.5000%, 1/15/30	4,829,000	4,266,953
		43,970,631
Finance Companies – 0%
USAA Capital Corp, 2.1250%, 5/1/30 (144A)	284,000	292,397
Financial Institutions – 0.2%
Equifax Inc, 2.6000%, 12/15/25	4,708,000	5,015,075
Equifax Inc, 3.1000%, 5/15/30	4,291,000	4,561,299
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,938,000	3,079,571
		12,655,945
Industrial Conglomerates – 0.1%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	5,540,000	4,349,454
Insurance – 0.7%
Brown & Brown Inc, 4.5000%, 3/15/29	2,493,000	2,685,965
Centene Corp, 4.7500%, 5/15/22	180,000	182,482
Centene Corp, 5.3750%, 6/1/26 (144A)	6,364,000	6,597,304
Centene Corp, 4.2500%, 12/15/27	5,363,000	5,534,133
Centene Corp, 4.6250%, 12/15/29	8,060,000	8,533,686
Centene Corp, 3.3750%, 2/15/30	3,535,000	3,569,325
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	12,101,000	12,131,252
		39,234,147

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Real Estate Investment Trusts (REITs) – 0.2%
Alexandria Real Estate Equities Inc, 4.9000%, 12/15/30	$4,758,000	$5,924,736
Camden Property Trust, 2.8000%, 5/15/30	6,129,000	6,621,076
		12,545,812
Technology – 3.4%
Analog Devices Inc, 2.9500%, 4/1/25	2,815,000	3,050,028
Broadcom Inc, 4.7000%, 4/15/25 (144A)	7,427,000	8,361,900
Broadcom Inc, 3.1500%, 11/15/25 (144A)	6,292,000	6,680,247
Broadcom Inc, 4.1500%, 11/15/30 (144A)	5,187,000	5,643,686
Broadcom Inc, 4.3000%, 11/15/32 (144A)	4,150,000	4,581,284
Broadridge Financial Solutions Inc, 2.9000%, 12/1/29	8,389,000	8,964,950
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	5,760,000	5,893,148
Dell International LLC / EMC Corp, 5.8750%, 6/15/21 (144A)	5,481,000	5,482,644
Equifax Inc, 2.6000%, 12/1/24	6,943,000	7,342,832
Equinix Inc, 2.6250%, 11/18/24	2,016,000	2,146,274
Equinix Inc, 2.9000%, 11/18/26	1,688,000	1,819,529
Equinix Inc, 1.8000%, 7/15/27	5,872,000	5,878,048
Equinix Inc, 3.2000%, 11/18/29	3,797,000	4,121,568
Equinix Inc, 2.1500%, 7/15/30	2,665,000	2,632,567
Global Payments Inc, 3.2000%, 8/15/29	1,143,000	1,224,153
Global Payments Inc, 2.9000%, 5/15/30	4,310,000	4,507,665
Intuit Inc, 0.9500%, 7/15/25	969,000	969,833
Intuit Inc, 1.3500%, 7/15/27	1,012,000	1,016,469
Keysight Technologies Inc, 3.0000%, 10/30/29	4,569,000	4,942,084
Lam Research Corp, 4.0000%, 3/15/29	758,000	900,600
Leidos Inc, 2.9500%, 5/15/23 (144A)	808,000	841,694
Leidos Inc, 3.6250%, 5/15/25 (144A)	3,135,000	3,416,366
Leidos Inc, 4.3750%, 5/15/30 (144A)	4,468,000	5,032,979
Marvell Technology Group Ltd, 4.2000%, 6/22/23	1,361,000	1,462,466
Marvell Technology Group Ltd, 4.8750%, 6/22/28	7,627,000	9,172,776
Microchip Technology Inc, 2.6700%, 9/1/23 (144A)	6,452,000	6,639,479
Microchip Technology Inc, 4.2500%, 9/1/25 (144A)	5,055,000	5,096,649
Micron Technology Inc, 2.4970%, 4/24/23	6,560,000	6,812,166
MSCI Inc, 4.0000%, 11/15/29 (144A)	422,000	430,440
MSCI Inc, 3.6250%, 9/1/30 (144A)	3,328,000	3,311,360
MSCI Inc, 3.8750%, 2/15/31 (144A)	4,798,000	4,893,960
PayPal Holdings Inc, 1.3500%, 6/1/23	1,208,000	1,233,126
PayPal Holdings Inc, 2.4000%, 10/1/24	2,178,000	2,311,659
PayPal Holdings Inc, 1.6500%, 6/1/25	2,243,000	2,321,717
PayPal Holdings Inc, 2.6500%, 10/1/26	6,511,000	7,075,708
PayPal Holdings Inc, 2.3000%, 6/1/30	2,592,000	2,693,597
PayPal Holdings Inc, 3.2500%, 6/1/50	3,571,000	3,888,464
Total System Services Inc, 4.8000%, 4/1/26	3,189,000	3,739,232
Trimble Inc, 4.7500%, 12/1/24	5,510,000	5,994,383
Trimble Inc, 4.9000%, 6/15/28	9,681,000	11,110,478
Verisk Analytics Inc, 5.5000%, 6/15/45	1,616,000	2,215,478
Verisk Analytics Inc, 3.6250%, 5/15/50	2,972,000	3,366,706
VMware Inc, 4.5000%, 5/15/25	5,017,000	5,489,062
VMware Inc, 4.6500%, 5/15/27	5,629,000	6,225,422
		190,934,876
Transportation – 0.2%
United Parcel Service Inc, 3.9000%, 4/1/25	2,989,000	3,393,091
United Parcel Service Inc, 5.2000%, 4/1/40	1,707,000	2,356,023
United Parcel Service Inc, 5.3000%, 4/1/50	3,690,000	5,271,947
		11,021,061
Water Utilities – 0.2%
American Water Capital Corp, 2.8000%, 5/1/30	3,746,000	4,072,914
American Water Capital Corp, 3.4500%, 5/1/50	4,451,000	5,000,750
		9,073,664
Total Corporate Bonds (cost $1,184,876,680)		1,279,847,753

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – 8.6%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	$2,625,400	$2,709,387
2.5000%, TBA, 15 Year Maturity	8,099,200	8,463,988
3.0000%, TBA, 15 Year Maturity	1,845,800	1,939,345
3.5000%, TBA, 15 Year Maturity	5,925,619	6,221,959
4.0000%, TBA, 15 Year Maturity	1,692,784	1,790,119
2.0000%, TBA, 30 Year Maturity	365,600	373,058
2.5000%, TBA, 30 Year Maturity	1,340,000	1,393,546
3.0000%, TBA, 30 Year Maturity	6,813,400	7,159,316
3.5000%, TBA, 30 Year Maturity	26,051,209	27,392,846
4.5000%, TBA, 30 Year Maturity	1,358,000	1,458,899
		58,902,463
Fannie Mae Pool:
3.0000%, 10/1/34	758,858	801,898
2.5000%, 11/1/34	469,705	496,302
3.0000%, 11/1/34	278,396	296,873
3.0000%, 12/1/34	270,254	287,922
6.0000%, 2/1/37	97,494	117,094
4.5000%, 11/1/42	597,127	666,700
3.5000%, 12/1/42	2,508,675	2,717,684
3.0000%, 1/1/43	316,468	338,306
3.0000%, 2/1/43	92,465	98,734
3.5000%, 2/1/43	1,166,005	1,261,064
3.5000%, 3/1/43	1,833,320	1,982,782
3.5000%, 4/1/43	6,478,814	7,006,999
3.0000%, 5/1/43	4,139,750	4,377,694
3.0000%, 5/1/43	659,883	704,492
3.5000%, 11/1/43	3,536,707	3,831,366
3.5000%, 4/1/44	1,206,462	1,330,616
5.0000%, 7/1/44	77,793	86,815
4.5000%, 10/1/44	1,351,686	1,539,185
3.5000%, 2/1/45	965,450	1,044,158
4.5000%, 3/1/45	2,109,467	2,402,080
4.5000%, 6/1/45	1,264,631	1,409,726
3.5000%, 12/1/45	850,924	937,293
3.0000%, 1/1/46	158,291	167,389
4.5000%, 2/1/46	2,954,334	3,298,553
3.5000%, 7/1/46	1,551,094	1,689,962
3.0000%, 9/1/46	8,621,584	9,215,832
3.0000%, 2/1/47	28,648,405	30,623,014
3.0000%, 3/1/47	2,782,604	2,979,302
4.5000%, 5/1/47	443,866	492,911
4.5000%, 5/1/47	400,713	438,917
4.5000%, 5/1/47	393,855	433,265
4.5000%, 5/1/47	280,823	307,597
4.5000%, 5/1/47	271,274	301,249
4.5000%, 5/1/47	210,572	231,642
4.5000%, 5/1/47	133,637	147,009
4.5000%, 5/1/47	93,148	103,440
4.5000%, 5/1/47	92,106	102,283
4.0000%, 6/1/47	370,380	394,736
4.0000%, 6/1/47	202,386	217,010
4.0000%, 6/1/47	173,674	185,094
4.0000%, 6/1/47	88,321	94,703
4.5000%, 6/1/47	1,872,460	2,019,091
4.5000%, 6/1/47	151,789	168,561
4.0000%, 7/1/47	304,238	324,245
4.0000%, 7/1/47	298,772	318,419
4.0000%, 7/1/47	96,484	102,829
4.0000%, 7/1/47	62,106	66,190

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 7/1/47	$1,369,918	$1,477,195
4.5000%, 7/1/47	961,957	1,037,288
4.5000%, 7/1/47	853,597	920,442
3.5000%, 8/1/47	1,357,463	1,453,157
3.5000%, 8/1/47	754,337	795,995
3.5000%, 8/1/47	442,785	489,392
4.0000%, 8/1/47	613,943	654,316
4.0000%, 8/1/47	347,292	370,130
4.5000%, 8/1/47	1,418,653	1,529,747
4.5000%, 8/1/47	176,211	190,579
4.0000%, 9/1/47	152,907	164,880
4.5000%, 9/1/47	1,356,608	1,462,843
4.5000%, 9/1/47	797,217	859,646
4.5000%, 9/1/47	521,457	562,292
4.0000%, 10/1/47	825,485	879,769
4.0000%, 10/1/47	634,698	684,399
4.0000%, 10/1/47	596,320	643,015
4.0000%, 10/1/47	469,753	500,644
4.0000%, 10/1/47	419,017	451,828
4.5000%, 10/1/47	156,053	168,273
4.5000%, 10/1/47	112,576	121,392
4.0000%, 11/1/47	990,183	1,055,297
4.0000%, 11/1/47	354,119	377,406
4.5000%, 11/1/47	901,731	972,345
3.5000%, 12/1/47	2,339,996	2,497,964
3.5000%, 12/1/47	1,040,262	1,103,070
3.5000%, 12/1/47	261,007	288,481
3.5000%, 12/1/47	123,853	136,890
4.0000%, 12/1/47	1,311,145	1,397,366
3.5000%, 1/1/48	1,724,173	1,844,194
3.5000%, 1/1/48	1,688,375	1,802,354
4.0000%, 1/1/48	6,812,495	7,327,635
4.0000%, 1/1/48	6,079,897	6,567,004
4.0000%, 1/1/48	444,673	473,915
3.0000%, 2/1/48	1,181,536	1,272,835
3.5000%, 3/1/48	1,119,036	1,192,510
3.5000%, 3/1/48	182,471	200,691
4.0000%, 3/1/48	2,284,290	2,459,997
4.5000%, 3/1/48	1,197,336	1,289,526
4.5000%, 3/1/48	88,296	95,201
3.5000%, 4/1/48	2,108,225	2,309,911
4.5000%, 4/1/48	1,322,233	1,424,039
3.0000%, 5/1/48	645,681	684,656
4.0000%, 5/1/48	2,302,037	2,436,406
4.5000%, 5/1/48	809,449	871,773
4.5000%, 5/1/48	748,387	806,010
5.0000%, 5/1/48	2,011,247	2,195,938
4.5000%, 6/1/48	1,392,313	1,499,515
4.5000%, 6/1/48	824,451	887,930
4.5000%, 8/1/48	79,358	85,249
3.0000%, 11/1/48	3,697,565	3,901,090
3.5000%, 11/1/48	3,491,491	3,825,508
4.0000%, 2/1/49	1,258,443	1,331,897
3.5000%, 7/1/49	1,696,980	1,783,267
3.0000%, 8/1/49	1,592,892	1,707,200
3.0000%, 9/1/49	308,892	328,363
4.0000%, 9/1/49	2,740,611	2,975,502
2.5000%, 1/1/50	663,797	697,079
3.0000%, 1/1/50	1,482,436	1,561,801

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.0000%, 3/1/50	$19,378,461	$20,440,128
3.5000%, 8/1/56	4,702,176	5,112,232
3.0000%, 2/1/57	4,409,341	4,725,927
3.5000%, 2/1/57	9,094,646	9,956,048
3.0000%, 6/1/57	81,174	86,965
		207,565,363
Freddie Mac Gold Pool:
6.0000%, 4/1/40	1,627,652	1,960,860
3.5000%, 7/1/42	315,687	342,072
3.5000%, 8/1/42	386,087	418,355
3.5000%, 8/1/42	337,898	366,139
3.0000%, 6/1/43	460,748	484,909
4.5000%, 5/1/44	533,843	595,319
3.5000%, 7/1/46	7,429,902	8,185,900
3.0000%, 8/1/46	516,036	544,531
3.5000%, 4/1/47	249,549	271,927
3.5000%, 9/1/47	5,232,436	5,522,480
3.5000%, 9/1/47	2,712,615	2,863,076
3.5000%, 9/1/47	886,210	935,365
3.5000%, 12/1/47	3,672,955	3,981,673
4.5000%, 3/1/48	80,946	86,974
5.0000%, 9/1/48	325,089	357,013
		26,916,593
Freddie Mac Pool:
3.0000%, 5/1/31	6,495,256	6,877,587
3.0000%, 9/1/32	1,417,403	1,501,675
3.0000%, 10/1/32	755,236	794,606
3.0000%, 1/1/33	815,729	864,228
2.5000%, 12/1/33	7,312,791	7,667,873
3.0000%, 10/1/34	1,402,434	1,487,702
3.0000%, 10/1/34	571,307	603,710
2.5000%, 11/1/34	1,973,638	2,085,397
2.5000%, 11/1/34	382,305	403,953
3.5000%, 2/1/43	1,018,411	1,101,280
3.0000%, 3/1/43	3,225,091	3,447,211
3.5000%, 2/1/44	1,036,349	1,120,678
3.5000%, 12/1/44	6,660,649	7,202,631
3.0000%, 1/1/45	2,096,815	2,223,390
3.0000%, 1/1/46	216,587	235,170
3.5000%, 7/1/46	1,479,716	1,606,847
3.0000%, 10/1/46	3,339,792	3,551,651
4.0000%, 3/1/47	654,191	710,900
3.0000%, 4/1/47	801,514	845,632
3.5000%, 11/1/47	2,086,821	2,227,477
3.5000%, 12/1/47	1,585,672	1,692,549
3.5000%, 2/1/48	1,638,175	1,745,674
3.5000%, 2/1/48	1,469,256	1,561,674
4.0000%, 3/1/48	1,681,781	1,810,655
4.0000%, 4/1/48	3,608,268	3,813,830
4.0000%, 4/1/48	1,854,172	1,988,602
4.0000%, 5/1/48	3,495,539	3,698,803
4.5000%, 7/1/48	762,732	822,275
4.5000%, 12/1/48	1,349,729	1,487,120
3.0000%, 8/1/49	1,429,571	1,517,814
3.0000%, 8/1/49	510,546	547,184
3.5000%, 8/1/49	514,613	540,780
3.5000%, 8/1/49	310,233	326,007
3.5000%, 9/1/49	850,196	899,394
3.0000%, 10/1/49	1,400,568	1,474,017

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Pool – (continued)
3.0000%, 10/1/49	$1,303,341	$1,374,571
3.0000%, 10/1/49	845,906	890,267
3.0000%, 10/1/49	478,790	504,957
3.0000%, 11/1/49	1,708,389	1,797,982
3.0000%, 11/1/49	1,230,196	1,294,711
3.0000%, 11/1/49	1,018,024	1,071,412
3.0000%, 11/1/49	665,254	701,612
3.0000%, 12/1/49	1,621,898	1,706,955
3.0000%, 12/1/49	996,177	1,048,420
3.0000%, 12/1/49	913,605	961,517
2.5000%, 1/1/50	309,419	324,933
3.0000%, 1/1/50	2,740,678	2,890,460
3.0000%, 1/1/50	278,264	293,733
3.0000%, 2/1/50	764,379	806,870
3.0000%, 3/1/50	1,111,354	1,172,888
3.0000%, 3/1/50	1,089,692	1,149,392
3.5000%, 3/1/50	626,418	668,375
3.0000%, 5/1/50	5,451,534	5,756,540
		94,901,571
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	20,540,500	21,562,595
3.0000%, TBA, 30 Year Maturity	3,638,300	3,844,592
4.5000%, TBA, 30 Year Maturity	390,000	416,247
		25,823,434
Ginnie Mae I Pool:
4.0000%, 1/15/45	6,413,811	6,985,201
4.5000%, 8/15/46	6,717,070	7,449,800
4.0000%, 7/15/47	1,786,197	1,943,267
4.0000%, 8/15/47	399,094	434,188
4.0000%, 11/15/47	737,946	802,837
4.0000%, 12/15/47	933,445	1,015,527
		18,630,820
Ginnie Mae II Pool:
4.0000%, 8/20/47	669,377	720,739
4.0000%, 8/20/47	170,187	185,964
4.0000%, 8/20/47	91,318	98,325
4.5000%, 2/20/48	1,083,342	1,168,817
4.0000%, 5/20/48	601,473	641,950
4.5000%, 5/20/48	3,356,387	3,609,297
4.5000%, 5/20/48	491,803	528,862
5.0000%, 5/20/48	5,578,574	6,081,955
4.0000%, 6/20/48	6,003,622	6,407,651
5.0000%, 6/20/48	2,626,458	2,863,456
5.0000%, 8/20/48	4,481,226	4,859,079
5.0000%, 4/20/49	14,920,873	16,178,984
		43,345,079
Total Mortgage-Backed Securities (cost $461,320,449)		476,085,323
United States Treasury Notes/Bonds – 4.4%
1.5000%, 9/15/22	21,241,300	21,869,412
2.8750%, 11/30/23	12,934,000	14,110,186
0.5000%, 3/31/25	25,464,500	25,735,060
0.2500%, 6/30/25	21,237,000	21,195,522
1.5000%, 2/15/30	14,744,700	15,937,523
0.6250%, 5/15/30	8,195,400	8,170,430
1.1250%, 5/15/40	1,108,000	1,097,526
2.7500%, 8/15/42	40,320,100	51,680,603
2.3750%, 11/15/49	23,605,700	29,141,052

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
2.0000%, 2/15/50	$51,211,500	$58,617,163
Total United States Treasury Notes/Bonds (cost $237,820,929)		247,554,477
Common Stocks – 57.9%
Aerospace & Defense – 1.1%
General Dynamics Corp	410,009	61,279,945
Air Freight & Logistics – 0.4%
United Parcel Service Inc	195,968	21,787,722
Banks – 1.1%
Bank of America Corp	1,594,277	37,864,079
US Bancorp	665,453	24,501,979
		62,366,058
Beverages – 0.7%
Monster Beverage Corp*	534,019	37,018,197
Biotechnology – 0.7%
AbbVie Inc	385,216	37,820,507
Capital Markets – 2.7%
Apollo Global Management Inc	136,039	6,791,067
Blackstone Group Inc	853,030	48,332,680
CME Group Inc	244,853	39,798,407
Morgan Stanley	835,613	40,360,108
S&P Global Inc	49,485	16,304,318
		151,586,580
Chemicals – 0.4%
Sherwin-Williams Co	39,662	22,918,687
Consumer Finance – 0.8%
American Express Co	338,197	32,196,354
Synchrony Financial	497,893	11,033,309
		43,229,663
Electronic Equipment, Instruments & Components – 0.4%
Corning Inc	794,978	20,589,930
Entertainment – 0.7%
Walt Disney Co	329,234	36,712,883
Equity Real Estate Investment Trusts (REITs) – 1.0%
Crown Castle International Corp	219,188	36,681,112
MGM Growth Properties LLC	653,015	17,768,538
		54,449,650
Food & Staples Retailing – 1.4%
Costco Wholesale Corp	210,414	63,799,629
Sysco Corp	261,009	14,266,752
		78,066,381
Food Products – 0.5%
Hershey Co	194,107	25,160,149
Health Care Equipment & Supplies – 2.2%
Abbott Laboratories	636,088	58,157,526
Intuitive Surgical Inc*	21,647	12,335,110
Medtronic PLC	380,317	34,875,069
Stryker Corp	80,697	14,540,792
		119,908,497
Health Care Providers & Services – 2.0%
UnitedHealth Group Inc	380,087	112,106,661
Hotels, Restaurants & Leisure – 2.3%
Hilton Worldwide Holdings Inc	329,346	24,190,464
McDonald's Corp	419,995	77,476,478
Starbucks Corp	379,825	27,951,322
		129,618,264
Household Products – 1.1%
Clorox Co	66,954	14,687,699
Procter & Gamble Co	383,889	45,901,608
		60,589,307

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Industrial Conglomerates – 0.9%
Honeywell International Inc	345,347	$49,933,723
Information Technology Services – 3.8%
Accenture PLC	362,821	77,904,925
Mastercard Inc	452,055	133,672,663
		211,577,588
Insurance – 1.5%
Marsh & McLennan Cos Inc	153,936	16,528,108
Progressive Corp	836,942	67,047,424
		83,575,532
Interactive Media & Services – 2.2%
Alphabet Inc - Class C*	86,338	122,048,260
Internet & Direct Marketing Retail – 2.2%
Amazon.com Inc*	45,142	124,538,652
Leisure Products – 0.5%
Hasbro Inc	362,392	27,161,280
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	140,792	51,014,573
Machinery – 0.6%
Deere & Co	214,865	33,766,035
Media – 1.2%
Comcast Corp	1,741,605	67,887,763
Multiline Retail – 0.9%
Dollar General Corp	275,205	52,429,305
Multi-Utilities – 0.3%
Sempra Energy	133,999	15,708,703
Personal Products – 0.2%
Estee Lauder Cos Inc	61,547	11,612,688
Pharmaceuticals – 3.8%
Bristol-Myers Squibb Co	973,535	57,243,858
Eli Lilly & Co	436,224	71,619,256
Merck & Co Inc	1,093,190	84,536,383
		213,399,497
Real Estate Management & Development – 0.4%
CBRE Group Inc*	546,655	24,719,739
Road & Rail – 0.7%
CSX Corp	555,127	38,714,557
Semiconductor & Semiconductor Equipment – 3.9%
Intel Corp	1,007,160	60,258,383
Lam Research Corp	211,796	68,507,534
NVIDIA Corp	129,375	49,150,856
Texas Instruments Inc	328,578	41,719,549
		219,636,322
Software – 7.8%
Adobe Inc*	256,430	111,626,543
Microsoft Corp	1,379,957	280,738,772
salesforce.com Inc*	218,039	40,845,246
		433,210,561
Specialty Retail – 1.9%
Home Depot Inc	425,591	106,614,801
Technology Hardware, Storage & Peripherals – 2.9%
Apple Inc	435,882	159,009,754
Textiles, Apparel & Luxury Goods – 0.8%
NIKE Inc	466,905	45,780,035
Tobacco – 0.7%
Altria Group Inc	957,946	37,599,380
Wireless Telecommunication Services – 0.3%
T-Mobile US Inc*	176,002	18,330,608
Total Common Stocks (cost $2,188,915,031)		3,223,478,437

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	23

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Rights – 0%
Wireless Telecommunication Services – 0%
T-Mobile US Inc* (cost $0)	175,583	$29,498
Investment Companies – 2.7%
Money Markets – 2.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $152,765,206)	152,755,214	152,770,490
Total Investments (total cost $4,510,188,465) – 101.8%		5,666,934,535
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(99,083,912)
Net Assets – 100%		$5,567,850,623

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$5,596,333,610	98.8%
United Kingdom	24,838,545	0.4
Canada	14,046,991	0.2
France	13,261,799	0.2
Belgium	9,656,026	0.2
Mexico	6,002,845	0.1
Japan	2,794,719	0.1

Total	$5,666,934,535	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 2.7%
Money Markets - 2.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$620,217	$4,450	$5,686	$152,770,490

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 2.7%
Money Markets - 2.7%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	105,128,872	1,183,549,895	(1,135,918,413)	152,770,490

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2020 is $465,794,377, which represents 8.4% of net assets.

*	Non-income producing security.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Janus Aspen Series	25

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$278,141,360	$-
Bank Loans and Mezzanine Loans	-	9,027,197	-
Corporate Bonds	-	1,279,847,753	-
Mortgage-Backed Securities	-	476,085,323	-
United States Treasury Notes/Bonds	-	247,554,477	-
Common Stocks	3,223,478,437	-	-
Rights	29,498	-	-
Investment Companies	-	152,770,490	-
Total Assets	$3,223,507,935	$2,443,426,600	$-

26	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2020

Assets:
Unaffiliated investments, at value(1)	$5,514,164,045
Affiliated investments, at value(2)	152,770,490
Cash	4,778,853
Non-interested Trustees' deferred compensation	114,348
Receivables:
Investments sold	30,383,064
Interest	12,639,650
Portfolio shares sold	4,639,540
Dividends	3,342,702
Dividends from affiliates	15,713
Other assets	14,409
Total Assets	5,722,862,814
Liabilities:
Payables:	—
Investments purchased	149,959,442
Advisory fees	2,472,095
12b-1 Distribution and shareholder servicing fees	1,037,858
Portfolio shares repurchased	956,244
Transfer agent fees and expenses	235,301
Non-interested Trustees' deferred compensation fees	114,348
Professional fees	28,834
Non-interested Trustees' fees and expenses	25,859
Affiliated portfolio administration fees payable	11,237
Custodian fees	10,090
Accrued expenses and other payables	160,883
Total Liabilities	155,012,191
Net Assets	$5,567,850,623
Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,425,410,907
Total distributable earnings (loss)	1,142,439,716
Total Net Assets	$5,567,850,623
Net Assets - Institutional Shares	$421,860,873
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,989,788
Net Asset Value Per Share	$38.39
Net Assets - Service Shares	$5,145,989,750
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	126,745,984
Net Asset Value Per Share	$40.60

(1) Includes cost of $4,357,423,259. (2) Includes cost of $152,765,206.

See Notes to Financial Statements.

Janus Aspen Series	27

Janus Henderson VIT Balanced Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2020

Investment Income:
Interest	$31,755,537
Dividends	27,838,478
Dividends from affiliates	620,217
Other income	153,364
Foreign tax withheld	(73,820)
Total Investment Income	60,293,776
Expenses:
Advisory fees	14,228,386
12b-1 Distribution and shareholder servicing fees:
Service Shares	5,941,626
Transfer agent administrative fees and expenses:
Institutional Shares	103,410
Service Shares	1,190,080
Other transfer agent fees and expenses:
Institutional Shares	10,066
Service Shares	52,912
Affiliated portfolio administration fees	64,674
Non-interested Trustees’ fees and expenses	47,408
Professional fees	36,774
Custodian fees	31,059
Shareholder reports expense	19,494
Registration fees	7,009
Other expenses	167,647
Total Expenses	21,900,545
Net Investment Income/(Loss)	38,393,231
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(15,210,652)
Investments in affiliates	4,450
Total Net Realized Gain/(Loss) on Investments	(15,206,202)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(31,757,749)
Investments in affiliates	5,686
Total Change in Unrealized Net Appreciation/Depreciation	(31,752,063)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(8,565,034)

See Notes to Financial Statements.

28	JUNE 30, 2020

Janus Henderson VIT Balanced Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2020 (unaudited)	Year ended December 31, 2019

Operations:
Net investment income/(loss)	$38,393,231	$80,027,111
Net realized gain/(loss) on investments	(15,206,202)	87,916,180
Change in unrealized net appreciation/depreciation	(31,752,063)	729,551,886
Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,565,034)	897,495,177
Dividends and Distributions to Shareholders:
Institutional Shares	(10,793,423)	(19,713,876)
Service Shares	(118,342,022)	(174,336,200)
Net Decrease from Dividends and Distributions to Shareholders	(129,135,445)	(194,050,076)
Capital Share Transactions:
Institutional Shares	(11,525,829)	(23,374,008)
Service Shares	425,084,454	763,429,463
Net Increase/(Decrease) from Capital Share Transactions	413,558,625	740,055,455
Net Increase/(Decrease) in Net Assets	275,858,146	1,443,500,556
Net Assets:
Beginning of period	5,291,992,477	3,848,491,921
End of period	$5,567,850,623	$5,291,992,477

See Notes to Financial Statements.

Janus Aspen Series	29

Janus Henderson VIT Balanced Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$39.48	$33.75	$35.27	$30.32	$30.08	$31.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.74	0.66	0.64	0.58	0.63
Net realized and unrealized gain/(loss)	(0.40)	6.74	(0.42)	4.92	0.77	(0.41)
Total from Investment Operations	(0.08)	7.48	0.24	5.56	1.35	0.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.72)	(0.77)	(0.54)	(0.67)	(0.50)
Distributions (from capital gains)	(0.64)	(1.03)	(0.99)	(0.07)	(0.44)	(1.07)
Total Dividends and Distributions	(1.01)	(1.75)	(1.76)	(0.61)	(1.11)	(1.57)
Net Asset Value, End of Period	$38.39	$39.48	$33.75	$35.27	$30.32	$30.08
Total Return*	(0.15)%	22.59%	0.68%	18.43%	4.60%	0.62%
Net Assets, End of Period (in thousands)	$421,861	$446,026	$402,796	$429,403	$403,833	$444,472
Average Net Assets for the Period (in thousands)	$418,366	$426,775	$429,843	$417,575	$413,338	$467,346
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.62%	0.63%	0.63%	0.62%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.62%	0.63%	0.63%	0.62%	0.58%
Ratio of Net Investment Income/(Loss)	1.70%	1.99%	1.85%	1.94%	1.94%	2.03%
Portfolio Turnover Rate	58%(2)	79%(2)	97%(2)	67%(2)	80%	73%

Service Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$41.70	$35.59	$37.09	$31.89	$31.61	$32.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.68	0.60	0.58	0.53	0.58
Net realized and unrealized gain/(loss)	(0.43)	7.11	(0.44)	5.17	0.80	(0.42)
Total from Investment Operations	(0.14)	7.79	0.16	5.75	1.33	0.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.65)	(0.67)	(0.48)	(0.61)	(0.45)
Distributions (from capital gains)	(0.64)	(1.03)	(0.99)	(0.07)	(0.44)	(1.07)
Total Dividends and Distributions	(0.96)	(1.68)	(1.66)	(0.55)	(1.05)	(1.52)
Net Asset Value, End of Period	$40.60	$41.70	$35.59	$37.09	$31.89	$31.61
Total Return*	(0.27)%	22.27%	0.43%	18.13%	4.32%	0.41%
Net Assets, End of Period (in thousands)	$5,145,990	$4,845,966	$3,445,696	$2,887,613	$2,227,878	$1,831,930
Average Net Assets for the Period (in thousands)	$4,813,052	$4,109,486	$3,235,435	$2,523,514	$1,938,234	$1,645,283
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.87%	0.88%	0.88%	0.87%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.87%	0.88%	0.88%	0.87%	0.84%
Ratio of Net Investment Income/(Loss)	1.46%	1.74%	1.62%	1.69%	1.71%	1.79%
Portfolio Turnover Rate	58%(2)	79%(2)	97%(2)	67%(2)	80%	73%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific

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Notes to Financial Statements (unaudited)

securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in

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Notes to Financial Statements (unaudited)

connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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Notes to Financial Statements (unaudited)

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

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Notes to Financial Statements (unaudited)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,422 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2020. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2020 are included in “Non-interested Trustees’ fees

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Notes to Financial Statements (unaudited)

and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $220,425 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2020, the Portfolio engaged in cross trades amounting to $23,567,215 in purchases and $12,976,055 in sales, resulting in a net realized gain of $403,253. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,530,237,325	$1,188,487,493	$(51,790,283)	$ 1,136,697,210

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	497,643	$ 18,897,692	761,195	$ 28,340,063
Reinvested dividends and distributions	288,594	10,793,423	536,983	19,713,876
Shares repurchased	(1,095,326)	(41,216,944)	(1,933,358)	(71,427,947)
Net Increase/(Decrease)	(309,089)	$ (11,525,829)	(635,180)	$ (23,374,008)
Service Shares:
Shares sold	11,403,939	$458,725,206	20,594,452	$809,496,215
Reinvested dividends and distributions	2,991,457	118,342,022	4,493,890	174,336,200
Shares repurchased	(3,865,601)	(151,982,774)	(5,686,724)	(220,402,952)
Net Increase/(Decrease)	10,529,795	$425,084,454	19,401,618	$763,429,463

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,244,099,023	$ 1,791,939,097	$ 1,041,953,018	$ 1,204,651,546

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period and concluded these changes do not have a material impact on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio's investments. This may impact liquidity in the marketplace, which in turn may affect the Portfolio's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio's ability to achieve its investment objective.

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Notes to Financial Statements (unaudited)

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. Historically, the Portfolio filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons, any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance, and the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of

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Additional Information (unaudited)

each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2018, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP

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Additional Information (unaudited)

incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Program Administrator Report, and the Portfolio was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Portfolio’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with

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Useful Information About Your Portfolio Report (unaudited)

generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81113 08-20

SEMIANNUAL REPORT June 30, 2020

Janus Henderson VIT Enterprise Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Enterprise Portfolio

Janus Henderson VIT Enterprise Portfolio (unaudited)(closed to certain new investors)

PORTFOLIO SNAPSHOT

We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time, with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Philip Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2019, Janus Henderson VIT Enterprise Portfolio’s Institutional Shares and Service Shares returned -6.92% and -7.02, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap® Growth Index, returned 4.16%.

INVESTMENT ENVIRONMENT

Mid-cap stocks experienced heightened volatility in the first half of 2020 as the COVID 19 outbreak that began in China spread worldwide, disrupting travel and supply chains. The pandemic halted economic activity and triggered a first quarter equity sell-off of historic proportions. Stocks recovered ground in the second quarter as declining COVID-19 infection rates led many states to reopen their economies in May and June. As a result, investors looked past weak economic data to focus on prospects for recovery later this year. The Federal Reserve (Fed) provided support for the U.S. economy with near-zero interest rates and expanded asset buying.

PERFORMANCE DISCUSSION

In our view, one of the most stunning developments of this unprecedented period has been the extreme outperformance of the most expensive index stocks – both through the market decline in the first quarter and the rebound of the second quarter. Segmenting the Index into deciles based on a price-to-sales basis, the most expensive decile had a total return of 50.2% for the first half of 2020, compared to a 4.2% total return for the Index. Additionally, the second most-expensive decile’s total return was 22.6% in the first half of 2020. The remaining 80% of the benchmark’s contribution to return was -5.1%.

An unusual combination of factors has contributed to this imbalance, including a winner-take-all economy that allows companies to quickly scale and dominate markets. Fed stimulus has also fueled higher valuations for growth stocks. Many of these companies may take years to reach profitability, and falling interest rates have reduced the market’s discounting mechanism. This combination of inexpensive capital and the Fed’s willingness to backstop debt markets has likely encouraged investors to take on greater risk. Additionally, heightened uncertainty around COVID-19 has led investors to pay high prices for any stocks they view as either insulated or benefiting from disruptions to the physical economy. This confluence of forces has pushed valuations higher even when companies have not substantially raised their revenue or earnings outlooks. Instead, these valuation increases have been driven by multiple expansion, a dynamic we find worrisome and unsustainable. In our view, these expensive stocks, in many cases, will fail to produce the future growth rates needed to justify current valuations.

While our more cautious approach to these overvalued stocks hurt relative performance, we recognize a wider disconnect with the capitalization-weighted Index itself. The Russell Midcap Growth Index has become increasingly narrow, shrinking from 500 names in 2016 to just 330 today. (It shrunk 18% with the recent June reconstitution.) As the Index has shrunk, more moderate growth stocks have fallen away, while a few high-value names are having an outsized effect. Worrisome to us, as the Index has become more concentrated, is it has also become more expensive. The Index forward price-to-earnings ratio reached 41.7 as of June 30, compared with a multiple of 31 before the June reconstitution, and an average of 20 to 25 over the last seven years. In other words, the recent reconstitution has made the Index 26% more expensive just by reweighting the highest multiple stocks.

While the Index may have changed, our investment approach has not. We remain disciplined growth investors with a focus on risk-adjusted returns. This requires not just finding great companies with the potential for superior long-term growth but also managing risk exposure by not overpaying for them. This balanced, selective approach has worked for us long term, and it has

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helped us identify a cohort of reasonably valued, dynamic growth companies we believe are ideal for the Portfolio. As a result, while our more cautious approach to high value stocks dampened performance relative to the Russell Midcap Growth Index, our stock picking helped us outperform the broader mid-cap market, as reflected by the Russell Midcap® Index.

DERIVATIVES USE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

Looking ahead, we recognize that heighted uncertainty around COVID-19 may persist in the near term, contributing to some unusual market dynamics. At the same time, we believe a rally fueled by multiple expansion is not sustainable long term. Rather than trying to predict the timing of market shifts, we remain committed to our long-term investment approach that focuses on a three- to five-year time horizon. We would also note that while we will not pay any price for growth, we recognize the pitfalls of value investing in a period of tremendous business disruption. We have no interest in buying stocks that appear undervalued but face considerable structural headwinds. Instead, we have tried to find a middle way, focusing on well-managed, fundamentally strong growth companies with durable competitive advantages and strong earnings trajectories that we believe fully support their valuations. This philosophy has worked to our advantage over the long term, and we believe it is the best way to manage near-term uncertainty and ultimately deliver strong risk-adjusted returns.

Thank you for your investment in Janus Henderson VIT Enterprise Portfolio.

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Janus Henderson VIT Enterprise Portfolio (unaudited)(closed to certain new investors)

Portfolio At A Glance

June 30, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Wayfair Inc	0.69%	0.66%	Sensata Technologies Holding PLC	1.60%	-0.65%
Nice Ltd (ADR)	2.71%	0.42%	Magellan Midstream Partners LP	1.60%	-0.58%
Catalent Inc	1.28%	0.28%	Norwegian Cruise Line Holdings Ltd	0.29%	-0.56%
Crown Castle International Corp	2.16%	0.28%	Boston Scientific Corp	1.94%	-0.56%
Royalty Pharma PLC - Class A	0.06%	0.26%	Cimpress PLC	0.90%	-0.52%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Communication Services	0.11%	0.50%	4.50%
	Materials	0.07%	0.99%	2.63%
	Other**	0.00%	5.81%	0.00%
	Consumer Staples	-0.04%	0.00%	3.35%
	Energy	-0.10%	1.60%	0.92%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Information Technology	-4.19%	33.87%	35.21%
	Health Care	-3.40%	17.96%	16.34%
	Financials	-1.78%	11.81%	4.31%
	Industrials	-1.17%	16.59%	16.11%
	Consumer Discretionary	-0.46%	6.85%	13.83%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Constellation Software Inc/Canada
Software	2.9%
Nice Ltd (ADR)
Software	2.6%
Microchip Technology Inc
Semiconductor & Semiconductor Equipment	2.5%
SS&C Technologies Holdings Inc
Software	2.4%
Aon PLC
Insurance	2.2%
12.6%

Asset Allocation - (% of Net Assets)
Common Stocks	94.5%
Investment Companies	5.0%
Investments Purchased with Cash Collateral from Securities Lending	1.0%
Limited Partnership Interests	0.4%
Other	(0.9)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of December 31, 2019

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Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares(1)	-6.92%	-0.35%	12.01%	15.49%	10.93%	0.72%
Service Shares(1)	-7.02%	-0.59%	11.73%	15.20%	10.65%	0.97%
Russell Midcap Growth Index	4.16%	11.91%	11.60%	15.09%	10.09%
Morningstar Quartile - Institutional Shares	-	4th	1st	1st	2nd
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	553/608	163/564	96/509	47/150

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

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Performance

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

(1) Closed to certain new investors.

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Janus Henderson VIT Enterprise Portfolio (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Institutional Shares	$1,000.00	$930.80	$3.41	$1,000.00	$1,021.33	$3.57	0.71%
Service Shares	$1,000.00	$929.80	$4.61	$1,000.00	$1,020.09	$4.82	0.96%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 94.5%
Aerospace & Defense – 2.9%
HEICO Corp	66,397	$5,394,092
L3Harris Technologies Inc	105,294	17,865,233
Teledyne Technologies Inc*	58,119	18,072,103
		41,331,428
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	135,999	9,022,174
Auto Components – 0.4%
Visteon Corp*	80,376	5,505,756
Banks – 0.6%
SVB Financial Group*	37,050	7,985,387
Biotechnology – 1.4%
Ascendis Pharma A/S (ADR)*	24,707	3,654,165
Neurocrine Biosciences Inc*	66,089	8,062,858
Sarepta Therapeutics Inc*	53,767	8,621,001
		20,338,024
Capital Markets – 3.5%
Cboe Global Markets Inc	105,467	9,837,962
LPL Financial Holdings Inc	319,066	25,014,774
MSCI Inc	23,957	7,997,326
TD Ameritrade Holding Corp	208,925	7,600,692
		50,450,754
Commercial Services & Supplies – 2.7%
Cimpress PLC*	150,495	11,488,788
Edenred	251,829	11,000,699
Ritchie Bros Auctioneers Inc	377,759	15,431,455
		37,920,942
Containers & Packaging – 1.0%
Sealed Air Corp	451,026	14,816,204
Diversified Consumer Services – 1.5%
frontdoor Inc*	181,704	8,054,938
ServiceMaster Global Holdings Inc*	382,086	13,636,649
		21,691,587
Electric Utilities – 0.7%
Alliant Energy Corp	196,004	9,376,831
Electrical Equipment – 1.5%
Sensata Technologies Holding PLC*	581,594	21,652,745
Electronic Equipment, Instruments & Components – 5.0%
Dolby Laboratories Inc	240,399	15,835,082
Flex Ltd*	1,352,370	13,861,793
National Instruments Corp	424,583	16,435,608
TE Connectivity Ltd	313,876	25,596,588
		71,729,071
Entertainment – 0.4%
Liberty Media Corp-Liberty Formula One*	188,106	5,964,841
Equity Real Estate Investment Trusts (REITs) – 3.4%
Crown Castle International Corp	163,409	27,346,496
Lamar Advertising Co	314,915	21,023,725
		48,370,221
Health Care Equipment & Supplies – 8.3%
Boston Scientific Corp*	733,376	25,748,831
Cooper Cos Inc	88,909	25,218,149
Dentsply Sirona Inc	240,712	10,605,771
ICU Medical Inc*	55,143	10,163,406
STERIS PLC	156,627	24,032,847
Teleflex Inc	39,161	14,253,821
Varian Medical Systems Inc*	72,022	8,824,135
		118,846,960

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.7%
Aramark	333,527	$7,527,704
Dunkin' Brands Group Inc	253,335	16,525,042
		24,052,746
Industrial Conglomerates – 0.5%
Carlisle Cos Inc	60,476	7,237,163
Information Technology Services – 11.5%
Amdocs Ltd	369,156	22,474,217
Broadridge Financial Solutions Inc	230,043	29,029,126
Euronet Worldwide Inc*	55,068	5,276,616
Fidelity National Information Services Inc	188,370	25,258,533
Global Payments Inc	181,579	30,799,430
GoDaddy Inc*	382,310	28,034,792
WEX Inc*	138,445	22,844,809
		163,717,523
Insurance – 6.5%
Aon PLC	163,736	31,535,554
Intact Financial Corp	252,478	24,033,212
Willis Towers Watson PLC	85,231	16,786,245
WR Berkley Corp	368,251	21,097,100
		93,452,111
Internet & Direct Marketing Retail – 1.4%
Wayfair Inc*,#	98,436	19,451,938
Life Sciences Tools & Services – 5.2%
IQVIA Holdings Inc*	142,379	20,200,733
PerkinElmer Inc	304,273	29,846,139
PRA Health Sciences Inc*	103,949	10,113,198
Waters Corp*	79,450	14,332,780
		74,492,850
Machinery – 3.0%
Ingersoll Rand Inc*	354,303	9,963,000
Middleby Corp*	86,192	6,803,997
Rexnord Corp	451,039	13,147,787
Wabtec Corp	230,728	13,283,011
		43,197,795
Oil, Gas & Consumable Fuels – 1.5%
Magellan Midstream Partners LP	506,502	21,865,691
Pharmaceuticals – 3.5%
Bristol-Myers Squibb Co	157,065	9,235,422
Catalent Inc*	289,724	21,236,769
Elanco Animal Health Inc*	427,846	9,177,297
Royalty Pharma PLC - Class A*	203,963	9,902,404
		49,551,892
Professional Services – 4.0%
CoStar Group Inc*	26,849	19,080,779
IHS Markit Ltd	164,698	12,434,699
Verisk Analytics Inc	149,139	25,383,458
		56,898,936
Semiconductor & Semiconductor Equipment – 8.6%
KLA Corp	152,971	29,749,800
Lam Research Corp	71,717	23,197,581
Microchip Technology Inc	341,587	35,972,527
ON Semiconductor Corp*	993,366	19,688,514
Xilinx Inc	143,235	14,092,892
		122,701,314
Software – 10.5%
Atlassian Corp PLC*	118,781	21,412,651
Ceridian HCM Holding Inc*	138,634	10,989,517
Constellation Software Inc/Canada	36,314	41,008,816

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
Dynatrace Inc*	148,136	$6,014,322
Nice Ltd (ADR)*	197,967	37,463,275
SS&C Technologies Holdings Inc	596,849	33,710,032
		150,598,613
Specialty Retail – 1.5%
CarMax Inc*	232,130	20,787,242
Textiles, Apparel & Luxury Goods – 0.5%
Gildan Activewear Inc	503,751	7,803,103
Trading Companies & Distributors – 0.7%
Ferguson PLC	124,438	10,177,968
Total Common Stocks (cost $825,920,389)		1,350,989,810
Limited Partnership Interests – 0.4%
Biotechnology – 0.4%
RPI International Holdings LP§ (cost $2,783,572)	135,120	5,904,068
Investment Companies – 5.0%
Money Markets – 5.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $70,874,908)	70,873,303	70,880,390
Investments Purchased with Cash Collateral from Securities Lending – 1.0%
Investment Companies – 0.8%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	11,899,932	11,899,932
Time Deposits – 0.2%
Royal Bank of Canada, 0.0900%, 7/1/20	$2,974,983	2,974,983
Total Investments Purchased with Cash Collateral from Securities Lending (cost $14,874,915)		14,874,915
Total Investments (total cost $914,453,784) – 100.9%		1,442,649,183
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(13,211,527)
Net Assets – 100%		$1,429,437,656

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,271,819,633	88.2%
Canada	88,276,586	6.1
Israel	37,463,275	2.6
Australia	21,412,651	1.5
France	11,000,699	0.8
Ireland	9,022,174	0.6
Denmark	3,654,165	0.2

Total	$1,442,649,183	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 5.0%
Money Markets - 5.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$406,580	$5,632	$7,044	$70,880,390
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Investment Companies - 0.8%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	8,655∆	-	-	11,899,932
Total Affiliated Investments - 5.8%	$415,235	$5,632	$7,044	$82,780,322

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 5.0%
Money Markets - 5.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	106,440,118	88,005,359	(123,577,763)	70,880,390
Investments Purchased with Cash Collateral from Securities Lending - 0.8%
Investment Companies - 0.8%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	3,921,920	103,041,817	(95,063,805)	11,899,932

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Canadian Dollar	7/16/20	(2,572,000)	$1,832,868	(62,018)
Citibank, National Association:
Canadian Dollar	9/24/20	(5,865,000)	4,300,500	(21,100)
Euro	9/24/20	(4,748,000)	5,340,112	(3,354)

				(24,454)
Credit Suisse International:
Canadian Dollar	9/10/20	(11,974,000)	8,872,522	49,772
HSBC Securities (USA), Inc.:
Canadian Dollar	9/24/20	(10,802,000)	7,910,007	(49,402)
Euro	9/24/20	(3,692,800)	4,149,551	(6,377)

				(55,779)
JPMorgan Chase Bank, National Association:
Euro	7/16/20	(8,843,000)	9,556,354	(381,275)
Total				$(473,754)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$ 49,772

Liability Derivatives:
Forward foreign currency exchange contracts	$523,526

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$1,396,271

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 55,089

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2020

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 44,409,861

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of June 30, 2020)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
RPI International Holdings LP	2/4/20	$2,783,572	$5,904,068	0.4%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2020. The issuer incurs all registration costs.

14	JUNE 30, 2020

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Commercial Services & Supplies	$26,920,243	$11,000,699	$-
Trading Companies & Distributors	-	10,177,968	-
All Other	1,302,890,900	-	-
Limited Partnership Interests	-	5,904,068	-
Investment Companies	-	70,880,390	-
Investments Purchased with Cash Collateral from Securities Lending	-	14,874,915	-
Total Investments in Securities	$1,329,811,143	$112,838,040	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	49,772	-
Total Assets	$1,329,811,143	$112,887,812	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$523,526	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Aspen Series	15

Janus Henderson VIT Enterprise Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$1,359,868,861
Affiliated investments, at value(3)	82,780,322
Forward foreign currency exchange contracts	49,772
Closed foreign currency contracts	22,233
Non-interested Trustees' deferred compensation	29,375
Receivables:
Investments sold	3,763,658
Portfolio shares sold	705,382
Dividends	431,314
Dividends from affiliates	11,686
Other assets	6,832
Total Assets	1,447,669,435
Liabilities:
Due to custodian	541
Foreign cash due to custodian	51
Collateral for securities loaned (Note 3)	14,874,915
Forward foreign currency exchange contracts	523,526
Closed foreign currency contracts	740,028
Payables:	—
Advisory fees	754,291
Portfolio shares repurchased	683,218
Investments purchased	288,434
12b-1 Distribution and shareholder servicing fees	153,394
Transfer agent fees and expenses	63,103
Non-interested Trustees' deferred compensation fees	29,375
Professional fees	18,489
Non-interested Trustees' fees and expenses	7,487
Custodian fees	3,348
Affiliated portfolio administration fees payable	2,946
Accrued expenses and other payables	88,633
Total Liabilities	18,231,779
Net Assets	$1,429,437,656
Net Assets Consist of:
Capital (par value and paid-in surplus)	$873,665,691
Total distributable earnings (loss)	555,771,965
Total Net Assets	$1,429,437,656
Net Assets - Institutional Shares	$684,352,728
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,323,593
Net Asset Value Per Share	$73.40
Net Assets - Service Shares	$745,084,928
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,920,425
Net Asset Value Per Share	$68.23

(1) Includes cost of $831,678,944. (2) Includes $14,582,150 of securities on loan. See Note 3 in Notes to Financial Statements. (3) Includes cost of $82,774,840.

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson VIT Enterprise Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2020

Investment Income:
Dividends	$7,220,594
Dividends from affiliates	406,580
Affiliated securities lending income, net	8,655
Unaffiliated securities lending income, net	862
Other income	13
Foreign tax withheld	(123,372)
Total Investment Income	7,513,332
Expenses:
Advisory fees	4,506,406
12b-1 Distribution and shareholder servicing fees:
Service Shares	900,975
Transfer agent administrative fees and expenses:
Institutional Shares	171,868
Service Shares	180,195
Other transfer agent fees and expenses:
Institutional Shares	18,773
Service Shares	10,074
Shareholder reports expense	32,464
Professional fees	21,977
Affiliated portfolio administration fees	17,603
Non-interested Trustees’ fees and expenses	13,147
Registration fees	12,431
Custodian fees	8,627
Other expenses	61,436
Total Expenses	5,955,976
Net Investment Income/(Loss)	1,557,356
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	22,695,331
Investments in affiliates	5,632
Forward foreign currency exchange contracts	1,396,271
Total Net Realized Gain/(Loss) on Investments	24,097,234
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(137,312,752)
Investments in affiliates	7,044
Forward foreign currency exchange contracts	55,089
Total Change in Unrealized Net Appreciation/Depreciation	(137,250,619)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(111,596,029)

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Enterprise Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2020 (unaudited)	Year ended December 31, 2019

Operations:
Net investment income/(loss)	$1,557,356	$3,462,396
Net realized gain/(loss) on investments	24,097,234	111,811,975
Change in unrealized net appreciation/depreciation	(137,250,619)	298,949,675
Net Increase/(Decrease) in Net Assets Resulting from Operations	(111,596,029)	414,224,046
Dividends and Distributions to Shareholders:
Institutional Shares	(51,851,531)	(41,927,038)
Service Shares	(59,611,141)	(45,398,321)
Net Decrease from Dividends and Distributions to Shareholders	(111,462,672)	(87,325,359)
Capital Share Transactions:
Institutional Shares	1,653,833	50,633,453
Service Shares	38,390,896	68,470,182
Net Increase/(Decrease) from Capital Share Transactions	40,044,729	119,103,635
Net Increase/(Decrease) in Net Assets	(183,013,972)	446,002,322
Net Assets:
Beginning of period	1,612,451,628	1,166,449,306
End of period	$1,429,437,656	$1,612,451,628

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$85.46	$67.02	$70.65	$59.27	$57.33	$61.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.29	0.21	0.11	0.28	0.27
Net realized and unrealized gain/(loss)	(6.21)	23.06	(0.16)	15.67	6.50	2.55
Total from Investment Operations	(6.08)	23.35	0.05	15.78	6.78	2.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.16)	(0.18)	(0.17)	(0.09)	(0.40)
Distributions (from capital gains)	(5.92)	(4.75)	(3.50)	(4.23)	(4.75)	(6.84)
Total Dividends and Distributions	(5.98)	(4.91)	(3.68)	(4.40)	(4.84)	(7.24)
Net Asset Value, End of Period	$73.40	$85.46	$67.02	$70.65	$59.27	$57.33
Total Return*	(6.92)%	35.48%	(0.41)%	27.42%	12.36%	4.05%
Net Assets, End of Period (in thousands)	$684,353	$791,044	$577,477	$618,750	$459,250	$418,158
Average Net Assets for the Period (in thousands)	$695,586	$707,052	$641,390	$556,940	$435,190	$427,941
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.72%	0.72%	0.73%	0.72%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.72%	0.72%	0.73%	0.72%	0.68%
Ratio of Net Investment Income/(Loss)	0.35%	0.37%	0.29%	0.17%	0.48%	0.44%
Portfolio Turnover Rate	7%	14%	14%	14%	20%	22%

Service Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$79.93	$63.00	$66.67	$56.22	$54.67	$59.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.09	0.03	(0.05)	0.12	0.11
Net realized and unrealized gain/(loss)	(5.82)	21.63	(0.12)	14.82	6.19	2.45
Total from Investment Operations	(5.78)	21.72	(0.09)	14.77	6.31	2.56
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.04)	(0.08)	(0.09)	(0.01)	(0.31)
Distributions (from capital gains)	(5.92)	(4.75)	(3.50)	(4.23)	(4.75)	(6.84)
Total Dividends and Distributions	(5.92)	(4.79)	(3.58)	(4.32)	(4.76)	(7.15)
Net Asset Value, End of Period	$68.23	$79.93	$63.00	$66.67	$56.22	$54.67
Total Return*	(7.02)%	35.14%	(0.65)%	27.09%	12.10%	3.77%
Net Assets, End of Period (in thousands)	$745,085	$821,408	$588,973	$555,550	$419,251	$321,482
Average Net Assets for the Period (in thousands)	$729,242	$734,274	$612,433	$489,237	$373,400	$299,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.97%	0.97%	0.98%	0.97%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.97%	0.97%	0.98%	0.97%	0.94%
Ratio of Net Investment Income/(Loss)	0.10%	0.12%	0.04%	(0.08)%	0.22%	0.19%
Portfolio Turnover Rate	7%	14%	14%	14%	20%	22%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result,

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Notes to Financial Statements (unaudited)

the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's ("Janus Capital") ability to establish and maintain appropriate systems and trading.

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Notes to Financial Statements (unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

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Notes to Financial Statements (unaudited)

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020” table located in the Portfolio’s Schedule of Investments.

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Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$49,772	$—	$—	$49,772
JPMorgan Chase Bank, National Association	14,582,150	(381,275)	(14,200,875)	—

Total	$14,631,922	$(381,275)	$(14,200,875)	$49,772
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$62,018	$—	$—	$62,018
Citibank, National Association	24,454	—	—	24,454
HSBC Securities (USA), Inc.	55,779	—	—	55,779
JPMorgan Chase Bank, National Association	381,275	(381,275)	—	—

Total	$523,526	$(381,275)	$—	$142,251
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin

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Notes to Financial Statements (unaudited)

requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Portfolio. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

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Notes to Financial Statements (unaudited)

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $14,582,150. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $14,874,915, resulting in the net amount due to the counterparty of $292,765.

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,422 was paid

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2020. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $220,425 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2020, the Portfolio engaged in cross trades amounting to $37,688 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Aspen Series	29

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 912,670,749	$564,322,255	$(34,343,821)	$ 529,978,434

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 49,772	$ (523,526)	$ (473,754)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended June 30, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	664,034	$ 49,470,004	1,542,514	$123,201,744
Reinvested dividends and distributions	726,925	51,851,531	533,515	41,927,038
Shares repurchased	(1,324,069)	(99,667,702)	(1,435,966)	(114,495,329)
Net Increase/(Decrease)	66,890	$ 1,653,833	640,063	$ 50,633,453
Service Shares:
Shares sold	1,494,703	$102,582,505	2,323,035	$172,829,765
Reinvested dividends and distributions	898,977	59,611,141	617,488	45,398,321
Shares repurchased	(1,749,587)	(123,802,750)	(2,013,680)	(149,757,904)
Net Increase/(Decrease)	644,093	$ 38,390,896	926,843	$ 68,470,182

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$97,448,172	$ 134,473,562	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

30	JUNE 30, 2020

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio's investments. This may impact liquidity in the marketplace, which in turn may affect the Portfolio's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. Historically, the Portfolio filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons, any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Aspen Series	33

Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance, and the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of

34	JUNE 30, 2020

Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2018, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Aspen Series	35

Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP

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Additional Information (unaudited)

incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Program Administrator Report, and the Portfolio was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Portfolio’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with

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Useful Information About Your Portfolio Report (unaudited)

generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81116 08-20

SEMIANNUAL REPORT June 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Flexible Bond Portfolio

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe our research-driven investment process, diversified portfolio construction and robust risk management can drive consistent risk-adjusted performance, with excess returns generated primarily through sector and security decisions. Our collaborative investment teams utilize our broad investment flexibility across the investment cycle in an effort to capitalize on attractive opportunities and provide the downside risk management clients expect from their core fixed income portfolio.

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE SUMMARY

During the six-month period ended June 30, 2020, Janus Henderson VIT Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 6.72% and 6.62%, respectively, compared with a 6.14% return for the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

During the first half of the period, the exogenous shock of the COVID-19 coronavirus ushered in a period of severe economic uncertainty and market volatility as governments around the world restricted travel and social activity to help contain the virus. Contributing to the malaise was a collapse in oil prices when the virus-related drop in demand was met by a flood of supply after OPEC and Russia failed to agree on production cutbacks. Across the globe, central bank and government stimulus action was swift and aggressive. The Federal Reserve (Fed) cut policy rates to zero, committed to open-ended quantitative easing and introduced programs to support bond market liquidity while Congress approved trillions of dollars in crisis support to consumers and small and large businesses.

The Fed’s aggressive actions supported financial markets and corporations and contributed to a rapid improvement in liquidity conditions. An opening of capital markets for corporations resulted in a record $1.4 trillion of debt issued by investment-grade companies over the period. The staggering levels of monetary and fiscal stimulus coupled with optimism on reopening the U.S. economy bolstered investor confidence in the second half of the period, although volatility remained high.

Investors sought relative safety in U.S. Treasuries, particularly early in the period, and rates fell across the yield curve. The benchmark 10-year Treasury yield closed June at 0.66%, down from 1.92% in December. Corporate and securitized credit were volatile, with heightened risk of downgrades and defaults causing spreads over Treasuries to widen dramatically in the first half of the period. Fed support helped credit retrace some of its losses. Investment-grade corporate bonds ultimately generated positive returns versus negative returns for their high-yield counterparts.

PERFORMANCE DISCUSSION

The Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Considering the strong returns and heightened valuations in many fixed income markets toward the end of 2019, we had reduced risk coming into 2020. As the COVID-19 health care crisis accelerated through mid-March, we sought to preserve capital and increase liquidity by lowering the credit allocations further, while increasing Fund duration (a measure of interest rate risk) with the purchase of 30-year Treasuries to provide a hedge against spread widening in our credit positions. As we gained confidence in the backstop from monetary and fiscal stimulus and the increased potential for an economic recovery, we added approximately 20% to the portfolio’s corporate credit allocation from its March low. These additions were primarily in the investment-grade space but also, and more selectively, in the high-yield market. To accommodate that increase, we moved further underweight in agency mortgage-backed securities (MBS) and U.S. Treasuries.

Investment-grade corporate bonds performed well during the period, driven in large part by the Fed’s bond-buying programs. Our overweight coupled with strong security selection contributed positively to relative outperformance. While agency MBS and government-related securities generated positive returns for the period, the asset classes did not keep pace with Treasuries and

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

investment-grade corporate bonds, and our underweights to these asset classes also aided relative results.

At the sector level, positioning in food and beverage contributed to relative performance. Food services company Sysco was the top contributor at the issuer level, performing well after an attractive new issue was launched in March. However, our overweight in midstream energy weighed on results amid highly volatile oil prices. A position in exploration and production company Continental Resources also detracted as its credit ratings were downgraded, reflecting reduced profitability and cash flows.

At the asset class level, an out-of-index allocation to high-yield corporate credit lagged the returns of the Index constituents and detracted from relative performance. The Portfolio’s underweight to Treasuries, the strongest-performing asset class in the Index, also held back returns.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe the continued support from both the Fed and fiscal authorities will benefit consumers, corporations and market conditions. With this support, we expect the U.S. economy to bounce back from lockdown levels over the next few quarters but know it will take years before the economy fully recovers.

While there has been a rapid deterioration in corporate fundamentals, we believe we are entering a new phase of the credit cycle where balance sheet repair will be a top priority for management teams and ultimately lead to lower credit risk premiums. We expect corporate bonds and structured securities, including asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), to remain in demand, driven by the additional yield available over very low policy rates – which will likely persist for the foreseeable future – and thus more attractive hedging costs for non-U.S. investors.

We continue to favor investment-grade over high-yield companies but remain focused on valuations and diligent in identifying attractive risk-adjusted opportunities across the ratings spectrum. In structured securities, we believe the Fed’s aggressive actions should support liquidity and underlying fundamentals but are biased to higher-quality credits within ABS, CMBS and collateralized mortgage obligations. We will continue to favor sectors and securities where we believe the structures can withstand the elevated economic uncertainty.

Although market sentiment and credit spreads have improved markedly, valuations ended the period closer to longer-term averages and thus still have room to tighten before reaching pre-COVID-19 levels. In our view, this creates an opportunity for attractive returns in fixed income in the year ahead. But we do not expect volatility to fade. COVID-19 and its economic impact remain the most pressing concern, and other risks to market sentiment are also on our radar: a resumption of trade tensions with China and the upcoming U.S. elections to name two. As we navigate these uncertainties, we will continue to adhere to our research-driven investment process with a focus on taking the right amount of risk throughout the cycle.

Thank you for your investment in the Janus Henderson VIT Flexible Bond Portfolio.

2	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	1.80%	1.81%
Service Shares	1.56%	1.57%
Weighted Average Maturity		8.6 Years
Average Effective Duration**		6.4 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.9%
AA	29.8%
A	12.2%
BBB	39.9%
BB	5.9%
B	1.4%
Not Rated	7.9%
Other	1.0%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	55.2%
Mortgage-Backed Securities	19.2%
Asset-Backed/Commercial Mortgage-Backed Securities	13.6%
United States Treasury Notes/Bonds	10.1%
Investment Companies	6.4%
Bank Loans and Mezzanine Loans	0.4%
Other	(4.9)%
100.0%

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	6.72%	10.10%	4.15%	4.35%	6.31%	0.60%	0.57%
Service Shares	6.62%	9.77%	3.88%	4.08%	6.07%	0.85%	0.82%
Bloomberg Barclays U.S. Aggregate Bond Index	6.14%	8.74%	4.30%	3.82%	5.28%
Morningstar Quartile - Institutional Shares	-	1st	2nd	2nd	1st
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	-	34/616	246/530	181/468	7/187

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 29, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for indexfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective February 1, 2020, Michael Keough and Greg Wilensky are Co-Portfolio Managers of the Portfolio.

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Institutional Shares	$1,000.00	$1,067.20	$3.03	$1,000.00	$1,021.93	$2.97	0.59%
Service Shares	$1,000.00	$1,066.20	$4.32	$1,000.00	$1,020.69	$4.22	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 13.6%
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	$175,725	$178,847
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	544,807	550,768
Angel Oak Mortgage Trust I LLC 2019-6,
ICE LIBOR USD 12 Month + 0.9500%, 2.6200%, 11/25/59 (144A)‡	526,630	533,225
Angel Oak Mortgage Trust I LLC 2020-3, 2.4100%, 4/25/65 (144A)‡	781,000	780,992
Angel Oak Mortgage Trust I LLC2020-2,
ICE LIBOR USD 12 Month + 2.2000%, 2.5310%, 1/26/65 (144A)‡	836,836	842,178
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	1,230,000	1,079,589
Arroyo Mortgage Trust 2018-1,
ICE LIBOR USD 12 Month + 0.8500%, 3.7630%, 4/25/48 (144A)‡	361,153	370,706
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	260,123	305,692
Bank 2019-BN17, 3.7140%, 4/15/52	569,676	658,831
Bank 2019-BN18, 3.5840%, 5/15/62	978,130	1,127,639
Bank 2019-BN20, 3.0110%, 9/15/62	466,163	515,598
Bank 2019-BN23, 2.9200%, 12/15/52	838,600	924,498
Bank 2019-BNK24, 2.9600%, 11/15/62	236,800	261,949
Barclays Comercial Mortgage Securities LLC 2017-DELC,
ICE LIBOR USD 1 Month + 0.8500%, 1.0348%, 8/15/36 (144A)‡	443,000	422,771
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	1,447,000	1,591,242
Benchmark Mortgage Trust 2020-B16, 2.7320%, 2/15/53	565,000	611,621
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 0.9348%, 11/15/35 (144A)‡	1,232,355	1,219,563
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 0.9200%, 1.1048%, 10/15/36 (144A)‡	1,321,319	1,309,930
BX Commercial Mortgage Trust 2019-XL,
ICE LIBOR USD 1 Month + 1.0800%, 1.2648%, 10/15/36 (144A)‡	219,742	215,900
BX Trust 2019-OC11, 3.2020%, 12/9/41 (144A)	1,227,000	1,279,876
BX Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	614,000	613,196
BX Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	614,000	585,609
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	920,000	851,277
BX Trust 2019-OC11, 4.0755%, 12/9/41 (144A)‡	234,000	207,674
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	696,000	762,109
Chase Home Lending Mortgage Trust 2019-ATR2,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 7/25/49 (144A)‡	167,890	167,520
COLT Funding LLC 2020-2,
ICE LIBOR USD 12 Month + 1.5000%, 1.8530%, 3/25/65 (144A)‡	465,714	468,166
COLT Funding LLC 2020-3,
ICE LIBOR USD 12 Month + 1.2000%, 1.5060%, 4/27/65 (144A)‡	451,000	448,022
Connecticut Avenue Securities Trust 2014-C04,
ICE LIBOR USD 1 Month + 4.9000%, 5.0845%, 11/25/24‡	108,809	112,753
Connecticut Avenue Securities Trust 2016-C03,
ICE LIBOR USD 1 Month + 5.9000%, 6.0845%, 10/25/28‡	189,672	197,184
Connecticut Avenue Securities Trust 2016-C04,
ICE LIBOR USD 1 Month + 4.2500%, 4.4345%, 1/25/29‡	444,537	455,842
Connecticut Avenue Securities Trust 2017-C01,
ICE LIBOR USD 1 Month + 3.5500%, 3.7345%, 7/25/29‡	786,183	799,046
Connecticut Avenue Securities Trust 2018-C05,
ICE LIBOR USD 1 Month + 2.3500%, 2.5345%, 1/25/31‡	401,667	393,058
Connecticut Avenue Securities Trust 2019-R02,
ICE LIBOR USD 1 Month + 2.3000%, 2.4845%, 8/25/31 (144A)‡	461,240	454,440
Connecticut Avenue Securities Trust 2019-R03,
ICE LIBOR USD 1 Month + 2.1500%, 2.3345%, 9/25/31 (144A)‡	1,186,995	1,170,192
Connecticut Avenue Securities Trust 2019-R04,
ICE LIBOR USD 1 Month + 2.1000%, 2.2845%, 6/25/39 (144A)‡	747,844	722,584
Connecticut Avenue Securities Trust 2019-R05,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 7/25/39 (144A)‡	1,461,049	1,428,901
Connecticut Avenue Securities Trust 2019-R07,
ICE LIBOR USD 1 Month + 2.1000%, 2.2845%, 10/25/39 (144A)‡	1,463,902	1,418,942

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Connecticut Avenue Securities Trust 2020-R01, ICE LIBOR USD 1 Month + 0.8000%, 0.9845%, 1/25/40 (144A)‡	$348,335	$346,166
Connecticut Avenue Securities Trust 2020-R02,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 1/25/40 (144A)‡	1,522,717	1,438,032
Cosmopolitan Hotel Trust 2017,
ICE LIBOR USD 1 Month + 0.9300%, 1.1148%, 11/15/36 (144A)‡	552,036	528,368
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	563,000	580,882
DB Master Finance LLC, 3.7870%, 5/20/49 (144A)	576,643	591,499
DB Master Finance LLC, 4.0210%, 5/20/49 (144A)	233,238	244,453
DB Master Finance LLC, 4.3520%, 5/20/49 (144A)	461,513	488,994
Dell Equipment Finance Trust 2020-1, 2.2600%, 6/22/22 (144A)	628,000	638,502
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	231,075	233,488
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	362,700	389,319
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	1,073,873	1,139,385
Domino's Pizza Master Issuer LLC, 4.3280%, 7/25/48 (144A)	558,060	605,374
Domino's Pizza Master Issuer LLC, 3.6680%, 10/25/49 (144A)	1,995,970	2,094,432
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	1,590,000	1,620,931
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	1,400,000	1,432,138
Drive Auto Receivables Trust 2017-3, 3.5300%, 12/15/23 (144A)	164,992	167,323
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	387,710	393,802
Drive Auto Receivables Trust 2019-2, 3.0400%, 3/15/23	367,157	368,407
Exeter Automobile Receivables Trust 2018-1A C, 3.0300%, 1/17/23 (144A)	551,882	554,617
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.0000%, 5.1845%, 7/25/25‡	713,662	730,766
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.7000%, 5.8845%, 4/25/28‡	371,929	387,750
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.9500%, 1.1345%, 10/25/29‡	20,333	20,314
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 2.0000%, 2.1845%, 3/25/31‡	1,239,435	1,194,478
Fannie Mae REMICS, 3.0000%, 5/25/48	1,834,756	1,969,237
Fannie Mae REMICS, 3.0000%, 11/25/49	2,120,263	2,192,435
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7700%, 0.9545%, 11/25/49 (144A)‡	22,310	22,290
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 1.7000%, 1.8845%, 1/25/50 (144A)‡	1,014,000	938,027
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 0.7500%, 0.9345%, 2/25/50 (144A)‡	129,344	128,539
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.0000%, 0%, 6/25/50‡	418,000	418,000
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.0340%, 1.2188%, 12/15/36 (144A)‡	293,000	280,619
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.3340%, 1.5188%, 12/15/36 (144A)‡	328,000	309,210
Great Wolf Trust,
ICE LIBOR USD 1 Month + 1.6330%, 1.8178%, 12/15/36 (144A)‡	365,000	337,211
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	371,605	434,112
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	618,450	715,365
GS Mortgage Securities Trust 2020-GC45, 2.9106%, 2/13/53	580,000	633,097
GS Mortgage Securities Trust 2020-GC47, 2.3772%, 5/12/53	663,000	703,545
Jack in the Box Funding LLC 2019-1A A23, 4.9700%, 8/25/49 (144A)	1,185,045	1,212,579
Jack in the Box Funding LLC 2019-1A A2I, 3.9820%, 8/25/49 (144A)	1,185,045	1,219,036
Jack in the Box Funding LLC 2019-1A A2II, 4.4760%, 8/25/49 (144A)	1,185,045	1,229,421
JP Morgan Mortgage Trust,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 11/25/49 (144A)‡	96,131	96,130
JP Morgan Mortgage Trust 2019-7,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 2/25/50 (144A)‡	618,098	616,713
JP Morgan Mortgage Trust 2019-INV1,
ICE LIBOR USD 1 Month + 0.9500%, 1.1345%, 10/25/49 (144A)‡	266,225	266,219

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
JP Morgan Mortgage Trust 2019-LTV2, ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 12/25/49 (144A)‡	$442,765	$441,866
JP Morgan Mortgage Trust 2020-4,
ICE LIBOR USD 1 Month + 1.2500%, 1.4401%, 11/25/50 (144A)‡	416,000	415,986
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 1.0345%, 11/25/51 (144A)‡	1,772,000	1,768,111
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	594,000	629,618
Morgan Stanley Capital I Trust 2019-H6, 3.4170%, 6/15/52	324,754	365,210
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	447,000	490,172
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	590,372	690,871
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	883,008	1,046,406
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	476,760	506,953
OneMain Direct Auto Receivables Trust 2017-2A, 2.8200%, 7/15/24 (144A)	520,000	521,547
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	254,000	255,660
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	252,000	260,054
Planet Fitness Master Issuer LLC, 3.8580%, 12/5/49 (144A)	954,205	817,602
Preston Ridge Partners Mortgage Trust 2019-1A, 4.5000%, 1/25/24 (144A)Ç	294,936	297,387
Preston Ridge Partners Mortgage Trust 2019-2A, 3.9670%, 4/25/24 (144A)Ç	603,676	606,891
Preston Ridge Partners Mortgage Trust 2019-3A, 3.3510%, 7/25/24 (144A)Ç	407,240	406,920
Provident Funding Mortgage Trust 2020-1, 3.0000%, 2/25/50 (144A)‡	307,797	315,135
PRPM 2020-1A LLC, 2.9810%, 2/25/25 (144A)Ç	274,403	271,802
PRPM LLC, 3.3510%, 11/25/24 (144A)Ç	686,891	682,708
Santander Consumer Auto Receivables Trust 2020-AA, 1.3700%, 10/15/24 (144A)	707,318	711,478
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	1,868,000	1,896,627
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	345,708	352,513
Sequoia Mortgage Trust 2013-7, 3.0000%, 6/25/43‡	144,021	148,350
Sequoia Mortgage Trust 2013-9, 3.5000%, 7/25/43 (144A)	69,872	71,861
Sequoia Mortgage Trust 2019-3, 3.5000%, 9/25/49 (144A)‡	199,954	204,371
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
ICE LIBOR USD 12 Month + 0.9500%, 2.5210%, 1/28/50 (144A)‡	227,487	227,590
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
ICE LIBOR USD 12 Month + 1.0500%, 2.6240%, 1/28/50 (144A)‡	448,429	444,411
Spruce Hill Mortgage Loan Trust 2020-SH2, 3.4070%, 6/25/55 (144A)‡	1,647,000	1,646,978
Starwood Mortgage Residential Trust 2020-2, 2.7180%, 4/25/60 (144A)‡	424,971	431,991
Station Place Securitization Trust Series 2019-10,
ICE LIBOR USD 1 Month + 0.9000%, 1.0848%, 10/24/20 (144A)‡	2,436,000	2,435,903
Taco Bell Funding LLC, 4.9400%, 11/25/48 (144A)	215,715	228,390
Towd Point Asset Funding LLC 2019-HE1 A1,
ICE LIBOR USD 1 Month + 0.9000%, 1.0845%, 4/25/48 (144A)‡	705,625	695,252
Wells Fargo Mortgage Backed Securities Trust 2019-4,
3.5000%, 9/25/49 (144A)‡	369,775	377,299
Wendy's Funding LLC, 3.5730%, 3/15/48 (144A)	387,075	400,247
Wendy's Funding LLC, 3.8840%, 3/15/48 (144A)	105,300	111,125
Wendy's Funding LLC, 3.7830%, 6/15/49 (144A)	567,420	596,885
WFRBS Commercial Mortgage Trust 2014-C25, 3.6310%, 11/15/47	501,000	543,940
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $77,393,710)		78,265,245
Bank Loans and Mezzanine Loans – 0.4%
Consumer Non-Cyclical – 0.4%
Elanco Animal Health Inc,
ICE LIBOR USD 1 Month + 1.7500%, 3.4044%, 2/4/27ƒ,‡ (cost $2,557,770)	2,557,770	2,434,153
Corporate Bonds – 55.2%
Banking – 9.7%
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0600%, 3.5590%, 4/23/27‡	2,421,000	2,702,032
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	2,482,000	2,805,077
Bank of America Corp, SOFR + 2.1500%, 2.5920%, 4/29/31‡	1,455,000	1,539,029
Bank of America Corp, ICE LIBOR USD 3 Month + 3.7050%, 6.2500%‡,µ	1,230,000	1,273,136
Bank of America Corp, ICE LIBOR USD 3 Month + 3.8980%, 6.1000%‡,µ	538,000	567,590

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Bank of New York Mellon Corp, US Treasury Yield Curve Rate + 4.3580%, 4.7000%‡,µ	$1,804,000	$1,876,160
BNP Paribas SA, ICE LIBOR USD 3 Month + 2.2350%, 4.7050%, 1/10/25 (144A)‡	835,000	924,184
BNP Paribas SA, ICE LIBOR USD 3 Month + 1.1110%, 2.8190%, 11/19/25 (144A)‡	567,000	593,812
BNP Paribas SA, SOFR + 1.5070%, 3.0520%, 1/13/31 (144A)‡	1,564,000	1,645,240
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	1,461,000	1,646,568
Citigroup Inc, SOFR + 1.4220%, 2.9760%, 11/5/30‡	535,000	569,219
Citigroup Inc, ICE LIBOR USD 3 Month + 4.0680%, 5.9500%‡,µ	936,000	926,598
Citigroup Inc, 5.9000%µ	118,000	117,337
Citigroup Inc, ICE LIBOR USD 3 Month + 3.9050%, 5.9500%‡,µ	614,000	609,702
Citizens Financial Group Inc, 3.7500%, 7/1/24	613,000	658,989
Citizens Financial Group Inc, 4.3500%, 8/1/25	427,000	472,625
Citizens Financial Group Inc, 4.3000%, 12/3/25	1,435,000	1,605,645
Credit Agricole SA, 4.3750%, 3/17/25 (144A)	771,000	851,965
Credit Agricole SA, 3.2500%, 1/14/30 (144A)	1,673,000	1,794,656
Credit Agricole SA/London, SOFR + 1.6760%, 1.9070%, 6/16/26 (144A)‡	261,000	264,589
Goldman Sachs Group Inc, 3.5000%, 4/1/25	2,530,000	2,774,164
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 3.9220%, 4.3696%‡,µ	1,846,000	1,692,228
JPMorgan Chase & Co, SOFR + 1.8500%, 2.0830%, 4/22/26‡	1,682,000	1,745,128
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	2,660,000	3,029,866
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3300%, 4.4520%, 12/5/29‡	3,362,000	4,030,458
JPMorgan Chase & Co, SOFR + 2.5150%, 2.9560%, 5/13/31‡	2,769,000	2,944,496
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	2,671,000	2,777,869
Morgan Stanley, 3.9500%, 4/23/27	1,526,000	1,717,578
Societe Generale SA, 2.6250%, 1/22/25 (144A)	1,743,000	1,779,651
SVB Financial Group, 3.1250%, 6/5/30	2,797,000	2,995,220
Wells Fargo & Co, SOFR + 1.6000%, 1.6540%, 6/2/24‡	1,231,000	1,250,935
Wells Fargo & Co, ICE LIBOR USD 3 Month + 0.7500%, 2.1640%, 2/11/26‡	2,842,000	2,933,201
Wells Fargo & Co, SOFR + 2.0000%, 2.1880%, 4/30/26‡	1,381,000	1,427,909
Wells Fargo & Co, ICE LIBOR USD 3 Month + 3.9900%, 5.8750%‡,µ	1,259,000	1,308,567
		55,851,423
Basic Industry – 1.0%
Constellium NV, 5.7500%, 5/15/24 (144A)	847,000	847,000
Ecolab Inc, 4.8000%, 3/24/30	552,000	699,838
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	2,043,000	2,100,213
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	1,564,000	1,679,863
Steel Dynamics Inc, 5.5000%, 10/1/24	403,000	414,083
		5,740,997
Beverages – 0.3%
Diageo Capital PLC, 2.3750%, 10/24/29	1,434,000	1,530,533
Brokerage – 1.3%
Cboe Global Markets Inc, 3.6500%, 1/12/27	1,546,000	1,736,983
Charles Schwab Corp, 4.2000%, 3/24/25	1,023,000	1,173,456
Charles Schwab Corp, US Treasury Yield Curve Rate + 4.9710%, 5.3750%‡,µ	2,470,000	2,638,750
Raymond James Financial Inc, 5.6250%, 4/1/24	516,000	587,993
Raymond James Financial Inc, 4.6500%, 4/1/30	185,000	221,166
Raymond James Financial Inc, 4.9500%, 7/15/46	1,132,000	1,368,857
		7,727,205
Capital Goods – 4.5%
Avery Dennison Co, 2.6500%, 4/30/30	1,406,000	1,440,718
BAE Systems PLC, 3.4000%, 4/15/30 (144A)	501,000	546,382
Bemis Co Inc, 2.6300%, 6/19/30	1,599,000	1,639,030
Boeing Co, 4.5080%, 5/1/23	1,379,000	1,456,100
Boeing Co, 4.8750%, 5/1/25	1,023,000	1,113,896
Boeing Co, 2.2500%, 6/15/26	291,000	281,295
Boeing Co, 3.6000%, 5/1/34	1,447,000	1,367,357
Boeing Co, 5.7050%, 5/1/40	549,000	620,880
Boeing Co, 5.8050%, 5/1/50	549,000	647,767

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Boeing Co, 5.9300%, 5/1/60	$549,000	$648,717
General Dynamics Corp, 3.2500%, 4/1/25	613,000	679,831
General Dynamics Corp, 3.5000%, 4/1/27	887,000	1,015,833
General Dynamics Corp, 4.2500%, 4/1/50	244,000	316,941
General Electric Co, 3.4500%, 5/1/27	406,000	416,462
General Electric Co, 6.7500%, 3/15/32	661,000	809,264
Huntington Ingalls Industries Inc, 3.8440%, 5/1/25 (144A)	575,000	624,349
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	2,760,000	2,857,566
Huntington Ingalls Industries Inc, 4.2000%, 5/1/30 (144A)	1,276,000	1,421,503
Northrop Grumman Corp, 4.4000%, 5/1/30	634,000	768,409
Northrop Grumman Corp, 5.1500%, 5/1/40	459,000	610,813
Northrop Grumman Corp, 5.2500%, 5/1/50	236,000	339,364
Otis Worldwide Corp, 2.0560%, 4/5/25 (144A)	729,000	763,977
Vulcan Materials Co, 3.5000%, 6/1/30	608,000	660,240
Wabtec Corp, 4.4000%, 3/15/24	558,000	591,560
Wabtec Corp, 3.4500%, 11/15/26	861,000	886,297
Wabtec Corp, 4.9500%, 9/15/28	1,971,000	2,193,069
Westinghouse Air Brake Technologies Corp, 3.2000%, 6/15/25	1,183,000	1,207,688
		25,925,308
Communications – 5.5%
AT&T Inc, 3.6000%, 7/15/25	150,000	166,595
AT&T Inc, 4.8500%, 3/1/39	1,058,000	1,275,693
AT&T Inc, 4.7500%, 5/15/46	481,000	569,602
CenturyLink Inc, 6.4500%, 6/15/21	928,000	949,066
CenturyLink Inc, 5.8000%, 3/15/22	516,000	530,190
Charter Communications Operating LLC / Charter Communications Operating Capital, 2.8000%, 4/1/31	980,000	992,965
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.4840%, 10/23/45	302,000	401,250
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.3750%, 5/1/47	242,000	285,656
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.8000%, 3/1/50	1,369,000	1,551,632
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.7000%, 4/1/51	1,070,000	1,040,852
Comcast Corp, 3.1000%, 4/1/25	169,000	185,639
Comcast Corp, 3.1500%, 3/1/26	165,000	184,626
Comcast Corp, 3.3000%, 4/1/27	461,000	518,206
Comcast Corp, 4.6000%, 10/15/38	800,000	1,018,790
Comcast Corp, 3.7500%, 4/1/40	184,000	216,432
Crown Castle International Corp, 3.6500%, 9/1/27	653,000	727,306
Crown Castle International Corp, 4.3000%, 2/15/29	807,000	936,307
Crown Castle International Corp, 3.1000%, 11/15/29	1,372,000	1,470,432
CSC Holdings LLC, 4.1250%, 12/1/30 (144A)	1,320,000	1,308,529
Level 3 Financing Inc, 3.8750%, 11/15/29 (144A)	1,300,000	1,370,616
Netflix Inc, 3.6250%, 6/15/25 (144A)	2,763,000	2,783,723
RELX Capital Inc, 3.0000%, 5/22/30	778,000	842,468
Sirius XM Radio Inc, 4.1250%, 7/1/30 (144A)	1,837,000	1,812,127
T-Mobile USA Inc, 6.3750%, 3/1/25	1,562,000	1,604,955
T-Mobile USA Inc, 3.5000%, 4/15/25 (144A)	727,000	792,445
T-Mobile USA Inc, 1.5000%, 2/15/26 (144A)	787,000	786,945
T-Mobile USA Inc, 3.7500%, 4/15/27 (144A)	1,853,000	2,055,904
T-Mobile USA Inc, 2.0500%, 2/15/28 (144A)	604,000	604,284
T-Mobile USA Inc, 3.8750%, 4/15/30 (144A)	356,000	396,787
T-Mobile USA Inc, 2.5500%, 2/15/31 (144A)	983,000	986,460
Verizon Communications Inc, 2.6250%, 8/15/26	982,000	1,068,464
Verizon Communications Inc, 3.0000%, 3/22/27	471,000	522,410
Verizon Communications Inc, 4.8620%, 8/21/46	479,000	651,153
Verizon Communications Inc, 4.5220%, 9/15/48	353,000	466,477

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Verizon Communications Inc, 4.0000%, 3/22/50	$407,000	$512,373
		31,587,359
Consumer Cyclical – 5.9%
Alimentation Couche-Tard Inc, 2.9500%, 1/25/30 (144A)	330,000	342,081
AutoZone Inc, 3.7500%, 4/18/29	1,214,000	1,379,320
Booking Holdings Inc, 4.1000%, 4/13/25	2,604,000	2,925,807
Booking Holdings Inc, 4.5000%, 4/13/27	794,000	911,481
Booking Holdings Inc, 4.6250%, 4/13/30	554,000	647,911
Choice Hotels International Inc, 3.7000%, 12/1/29	1,179,000	1,181,087
Experian Finance PLC, 2.7500%, 3/8/30 (144A)	2,862,000	3,049,515
General Motors Co, 4.2000%, 10/1/27	438,000	446,224
General Motors Co, 5.0000%, 10/1/28	1,113,000	1,181,968
General Motors Co, 5.4000%, 4/1/48	464,000	458,590
General Motors Financial Co Inc, 4.3500%, 4/9/25	319,000	336,678
General Motors Financial Co Inc, 4.3000%, 7/13/25	276,000	287,589
General Motors Financial Co Inc, 4.3500%, 1/17/27	748,000	773,836
GLP Capital LP / GLP Financing II Inc, 3.3500%, 9/1/24	228,000	227,818
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	440,000	478,460
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	802,000	876,490
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	90,000	97,387
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/30	1,539,000	1,530,305
GLP Capital LP / GLP Financing II Inc, 4.0000%, 1/15/31	331,000	327,058
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,034,000	1,108,776
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	1,793,000	2,008,160
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	559,000	618,260
Lowe's Cos Inc, 4.0000%, 4/15/25	650,000	741,695
Lowe's Cos Inc, 4.5000%, 4/15/30	673,000	825,443
Lowe's Cos Inc, 5.0000%, 4/15/40	477,000	619,679
Lowe's Cos Inc, 5.1250%, 4/15/50	652,000	900,003
Marriott International Inc, 5.7500%, 5/1/25	1,360,000	1,482,156
Mastercard Inc, 3.3000%, 3/26/27	540,000	611,496
Mastercard Inc, 3.3500%, 3/26/30	686,000	793,586
McDonald's Corp, 3.3000%, 7/1/25	245,000	272,179
McDonald's Corp, 3.5000%, 7/1/27	772,000	876,444
McDonald's Corp, 3.6250%, 9/1/49	732,000	811,229
MDC Holdings Inc, 5.5000%, 1/15/24	1,101,000	1,178,070
MGM Resorts International, 7.7500%, 3/15/22	281,000	285,833
Nordstrom Inc, 4.3750%, 4/1/30	1,408,000	1,104,443
O'Reilly Automotive Inc, 3.6000%, 9/1/27	31,000	34,833
O'Reilly Automotive Inc, 4.3500%, 6/1/28	237,000	276,267
O'Reilly Automotive Inc, 3.9000%, 6/1/29	1,384,000	1,593,548
		33,601,705
Consumer Non-Cyclical – 8.2%
AbbVie Inc, 3.4500%, 3/15/22 (144A)	1,316,000	1,367,208
AbbVie Inc, 3.2500%, 10/1/22 (144A)	958,000	1,002,214
AbbVie Inc, 2.8000%, 3/15/23 (144A)	75,000	77,826
AbbVie Inc, 2.6000%, 11/21/24 (144A)	854,000	909,407
AbbVie Inc, 3.8000%, 3/15/25 (144A)	1,089,000	1,214,275
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc,
4.9000%, 2/1/46	1,197,000	1,464,088
Anheuser-Busch InBev Worldwide Inc, 4.3500%, 6/1/40	735,000	837,001
Aramark Services Inc, 6.3750%, 5/1/25 (144A)	1,934,000	1,997,106
Baxter International Inc, 3.7500%, 10/1/25 (144A)	580,000	660,812
Baxter International Inc, 3.9500%, 4/1/30 (144A)	507,000	601,108
Boston Scientific Corp, 3.7500%, 3/1/26	704,000	799,409
Boston Scientific Corp, 4.0000%, 3/1/29	366,000	418,701
Boston Scientific Corp, 4.7000%, 3/1/49	587,000	748,577
Bristol-Myers Squibb Co, 3.4000%, 7/26/29 (144A)	634,000	738,914
Campbell Soup Co, 3.9500%, 3/15/25	227,000	255,193

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Cargill Inc, 1.3750%, 7/23/23 (144A)	$299,000	$304,160
Cargill Inc, 2.1250%, 4/23/30 (144A)	439,000	460,076
Cigna Corp, 2.4000%, 3/15/30	538,000	558,169
Cigna Corp, 3.2000%, 3/15/40	245,000	259,444
Cigna Corp, 3.4000%, 3/15/50	369,000	397,520
Coca-Cola Co, 3.3750%, 3/25/27	1,072,000	1,229,151
Coca-Cola Femsa SAB de CV, 2.7500%, 1/22/30	691,000	730,782
CVS Health Corp, 4.1000%, 3/25/25	2,020,000	2,283,449
CVS Health Corp, 3.0000%, 8/15/26	169,000	184,779
CVS Health Corp, 4.3000%, 3/25/28	903,000	1,055,690
CVS Health Corp, 4.1250%, 4/1/40	342,000	403,362
CVS Health Corp, 4.2500%, 4/1/50	169,000	203,278
DaVita Inc, 4.6250%, 6/1/30 (144A)	1,081,000	1,075,055
DH Europe Finance II Sarl, 2.2000%, 11/15/24	606,000	636,912
DH Europe Finance II Sarl, 2.6000%, 11/15/29	332,000	353,235
DH Europe Finance II Sarl, 3.4000%, 11/15/49	428,000	480,612
Elanco Animal Health Inc, 5.0220%, 8/28/23Ç	621,000	652,050
Fomento Economico Mexicano SAB de CV, 3.5000%, 1/16/50	1,012,000	1,044,090
Hasbro Inc, 3.0000%, 11/19/24	670,000	701,590
Hasbro Inc, 3.5500%, 11/19/26	890,000	940,494
Hasbro Inc, 3.9000%, 11/19/29	2,398,000	2,496,606
HCA Inc, 5.3750%, 2/1/25	573,000	613,826
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	321,000	339,059
JM Smucker Co, 2.3750%, 3/15/30	773,000	789,050
JM Smucker Co, 3.5500%, 3/15/50	363,000	374,365
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	1,404,000	1,683,698
Keurig Dr Pepper Inc, 3.2000%, 5/1/30	156,000	172,577
Keurig Dr Pepper Inc, 3.8000%, 5/1/50	357,000	407,253
Mars Inc, 2.7000%, 4/1/25 (144A)	710,000	759,952
Mars Inc, 4.2000%, 4/1/59 (144A)	561,000	719,284
McCormick & Co Inc/MD, 2.5000%, 4/15/30	528,000	550,657
Mondelez International Holdings Netherlands BV, 2.2500%, 9/19/24 (144A)	1,216,000	1,279,243
Mondelez International Inc, 2.1250%, 4/13/23	227,000	235,111
PepsiCo Inc, 2.2500%, 3/19/25	703,000	751,977
PepsiCo Inc, 2.6250%, 3/19/27	217,000	237,177
Pfizer Inc, 2.6250%, 4/1/30	325,000	357,535
Sysco Corp, 5.6500%, 4/1/25	1,009,000	1,180,384
Sysco Corp, 2.4000%, 2/15/30	307,000	303,396
Sysco Corp, 5.9500%, 4/1/30	1,315,000	1,647,788
Sysco Corp, 6.6000%, 4/1/40	544,000	736,297
Sysco Corp, 6.6000%, 4/1/50	898,000	1,233,604
Takeda Pharmaceutical Co Ltd, 3.0250%, 7/9/40	409,000	412,119
Takeda Pharmaceutical Co Ltd, 3.3750%, 7/9/60	409,000	409,031
Thermo Fisher Scientific Inc, 4.1330%, 3/25/25	438,000	500,271
Thermo Fisher Scientific Inc, 4.4970%, 3/25/30	1,028,000	1,271,587
Upjohn Inc, 1.6500%, 6/22/25 (144A)	223,000	227,338
Upjohn Inc, 2.3000%, 6/22/27 (144A)	259,000	267,384
Upjohn Inc, 3.8500%, 6/22/40 (144A)	258,000	276,700
		47,279,006
Electric – 3.7%
AEP Transmission Co LLC, 3.6500%, 4/1/50	376,000	433,964
Ameren Corp, 3.5000%, 1/15/31	1,766,000	1,974,117
Berkshire Hathaway Energy, 4.2500%, 10/15/50 (144A)	1,131,000	1,416,523
Black Hills Corp, 2.5000%, 6/15/30	2,209,305	2,256,866
CMS Energy Corp, US Treasury Yield Curve Rate + 4.1160%, 4.7500%, 6/1/50‡	1,249,000	1,273,478
Dominion Energy Inc, 3.3750%, 4/1/30	898,000	993,396
East Ohio Gas Co/The, 1.3000%, 6/15/25 (144A)	161,000	161,883
East Ohio Gas Co/The, 2.0000%, 6/15/30 (144A)	148,000	147,688
East Ohio Gas Co/The, 3.0000%, 6/15/50 (144A)	215,000	214,644

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Electric – (continued)
IPALCO Enterprises Inc, 4.2500%, 5/1/30 (144A)	$2,385,000	$2,583,444
NextEra Energy Capital Holdings Inc, 2.7500%, 5/1/25	596,000	643,550
NRG Energy Inc, 7.2500%, 5/15/26	2,024,000	2,135,320
NRG Energy Inc, 6.6250%, 1/15/27	758,000	792,110
Oncor Electric Delivery Co LLC, 3.8000%, 6/1/49	1,370,000	1,657,883
Pacific Gas and Electric Co, 2.1000%, 8/1/27	532,000	525,387
Pacific Gas and Electric Co, 2.5000%, 2/1/31	1,093,000	1,068,517
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	1,336,000	1,368,457
Southern Co, 3.7000%, 4/30/30	1,356,000	1,547,633
		21,194,860
Energy – 3.2%
Cheniere Corpus Christi Holdings LLC, 3.7000%, 11/15/29 (144A)	2,230,000	2,283,412
Energy Transfer Operating LP, 5.8750%, 1/15/24	763,000	853,352
Energy Transfer Operating LP, 5.5000%, 6/1/27	106,000	118,220
Energy Transfer Operating LP, 4.9500%, 6/15/28	172,000	184,676
Energy Transfer Operating LP, 6.0000%, 6/15/48	355,000	368,247
EOG Resources Inc, 4.3750%, 4/15/30	1,471,000	1,751,048
EOG Resources Inc, 4.9500%, 4/15/50	1,209,000	1,572,764
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	1,974,000	1,899,817
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	84,000	84,927
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	378,000	428,313
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	2,001,000	2,063,871
ONEOK Inc, 5.8500%, 1/15/26	344,000	392,817
ONEOK Inc, 6.3500%, 1/15/31	736,000	861,371
ONEOK Inc, 7.1500%, 1/15/51	192,000	233,164
Phillips 66, 3.7000%, 4/6/23	286,000	305,732
Phillips 66, 3.8500%, 4/9/25	286,000	317,006
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	604,000	645,010
TransCanada PipeLines Ltd, 4.1000%, 4/15/30	813,000	925,666
Transcontinental Gas Pipe Line Co LLC, 3.2500%, 5/15/30 (144A)	1,065,000	1,137,327
Transcontinental Gas Pipe Line Co LLC, 3.9500%, 5/15/50 (144A)	665,000	711,678
WPX Energy Inc, 4.5000%, 1/15/30	1,284,000	1,134,555
		18,272,973
Finance Companies – 0%
USAA Capital Corp, 2.1250%, 5/1/30 (144A)	150,000	154,435
Financial Institutions – 0.6%
Equifax Inc, 2.6000%, 12/15/25	1,041,000	1,108,898
Equifax Inc, 3.1000%, 5/15/30	949,000	1,008,779
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	1,319,000	1,382,558
		3,500,235
Industrial Conglomerates – 0.2%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	1,723,000	1,352,727
Insurance – 1.5%
Brown & Brown Inc, 4.5000%, 3/15/29	837,000	901,786
Centene Corp, 4.2500%, 12/15/27	1,501,000	1,548,897
Centene Corp, 4.6250%, 12/15/29	2,256,000	2,388,585
Centene Corp, 3.3750%, 2/15/30	910,000	918,836
Molina Healthcare Inc, 4.3750%, 6/15/28 (144A)	2,726,000	2,732,815
		8,490,919
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities Inc, 4.9000%, 12/15/30	576,000	717,244
Camden Property Trust, 2.8000%, 5/15/30	1,349,000	1,457,306
Realty Income Corp, 3.2500%, 1/15/31	1,099,000	1,188,715
		3,363,265
Technology – 8.5%
Broadcom Inc, 4.7000%, 4/15/25 (144A)	804,000	905,206
Broadcom Inc, 3.1500%, 11/15/25 (144A)	1,396,000	1,482,140
Broadcom Inc, 4.1500%, 11/15/30 (144A)	1,151,000	1,252,339
Broadcom Inc, 4.3000%, 11/15/32 (144A)	921,000	1,016,714

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Broadridge Financial Solutions Inc, 2.9000%, 12/1/29	$2,259,000	$2,414,092
Cadence Design Systems Inc, 4.3750%, 10/15/24	2,887,000	3,216,225
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	1,475,000	1,509,096
Equifax Inc, 2.6000%, 12/1/24	1,954,000	2,066,526
Equinix Inc, 2.6250%, 11/18/24	631,000	671,775
Equinix Inc, 2.9000%, 11/18/26	528,000	569,142
Equinix Inc, 1.8000%, 7/15/27	1,400,000	1,401,442
Equinix Inc, 3.2000%, 11/18/29	1,188,000	1,289,550
Global Payments Inc, 3.2000%, 8/15/29	389,000	416,619
Global Payments Inc, 2.9000%, 5/15/30	954,000	997,752
Intuit Inc, 0.9500%, 7/15/25	240,000	240,206
Intuit Inc, 1.3500%, 7/15/27	250,000	251,104
Keysight Technologies Inc, 3.0000%, 10/30/29	1,424,000	1,540,277
Lam Research Corp, 4.0000%, 3/15/29	255,000	302,972
Leidos Inc, 2.9500%, 5/15/23 (144A)	173,000	180,214
Leidos Inc, 3.6250%, 5/15/25 (144A)	672,000	732,312
Leidos Inc, 4.3750%, 5/15/30 (144A)	948,000	1,067,875
Marvell Technology Group Ltd, 4.2000%, 6/22/23	619,000	665,148
Marvell Technology Group Ltd, 4.8750%, 6/22/28	2,055,000	2,471,490
Microchip Technology Inc, 2.6700%, 9/1/23 (144A)	1,428,000	1,469,494
Microchip Technology Inc, 4.2500%, 9/1/25 (144A)	1,119,000	1,128,220
Micron Technology Inc, 2.4970%, 4/24/23	1,394,000	1,447,585
MSCI Inc, 3.8750%, 2/15/31 (144A)	1,738,000	1,772,760
PayPal Holdings Inc, 1.3500%, 6/1/23	267,000	272,554
PayPal Holdings Inc, 2.4000%, 10/1/24	670,000	711,116
PayPal Holdings Inc, 2.6500%, 10/1/26	1,453,000	1,579,021
PayPal Holdings Inc, 2.3000%, 6/1/30	574,000	596,499
PayPal Holdings Inc, 3.2500%, 6/1/50	791,000	861,320
Total System Services Inc, 4.8000%, 4/1/26	2,691,000	3,155,307
Trimble Inc, 4.7500%, 12/1/24	2,757,000	2,999,367
Trimble Inc, 4.9000%, 6/15/28	2,747,000	3,152,617
Verisk Analytics Inc, 5.5000%, 6/15/45	969,000	1,328,465
Verisk Analytics Inc, 3.6250%, 5/15/50	106,000	120,078
VMware Inc, 4.5000%, 5/15/25	730,000	798,687
VMware Inc, 4.6500%, 5/15/27	819,000	905,777
		48,959,083
Transportation – 0.3%
United Parcel Service Inc, 3.9000%, 4/1/25	445,000	505,161
United Parcel Service Inc, 5.2000%, 4/1/40	203,000	280,183
United Parcel Service Inc, 5.3000%, 4/1/50	440,000	628,633
		1,413,977
Water Utilities – 0.2%
American Water Capital Corp, 2.8000%, 5/1/30	417,000	453,392
American Water Capital Corp, 3.4500%, 5/1/50	496,000	557,262
		1,010,654
Total Corporate Bonds (cost $294,870,305)		316,956,664
Mortgage-Backed Securities – 19.2%
Fannie Mae:
2.0000%, TBA, 15 Year Maturity	625,900	645,923
2.5000%, TBA, 15 Year Maturity	1,232,300	1,287,803
3.0000%, TBA, 15 Year Maturity	50,500	53,059
3.5000%, TBA, 15 Year Maturity	1,412,762	1,483,414
4.0000%, TBA, 15 Year Maturity	403,662	426,873
2.0000%, TBA, 30 Year Maturity	87,200	88,979
2.5000%, TBA, 30 Year Maturity	3,257,000	3,387,150
3.0000%, TBA, 30 Year Maturity	660,400	693,929
3.5000%, TBA, 30 Year Maturity	1,640,870	1,725,375

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae – (continued)
4.0000%, TBA, 30 Year Maturity	$3,300,000	$3,496,119
		13,288,624
Fannie Mae Pool:
3.0000%, 10/1/34	233,591	246,840
2.5000%, 11/1/34	296,921	313,734
3.0000%, 11/1/34	47,742	50,911
3.0000%, 12/1/34	46,524	49,566
6.0000%, 2/1/37	111,086	133,419
4.5000%, 11/1/42	89,042	99,416
3.5000%, 12/1/42	1,175,945	1,273,919
3.0000%, 1/1/43	34,474	36,853
3.0000%, 2/1/43	44,172	47,167
3.5000%, 2/1/43	4,131,836	4,476,078
3.5000%, 2/1/43	426,375	461,135
3.5000%, 3/1/43	1,280,551	1,384,948
3.5000%, 4/1/43	606,972	656,456
3.0000%, 5/1/43	631,628	667,933
3.0000%, 5/1/43	229,380	244,887
3.5000%, 11/1/43	1,364	1,478
3.5000%, 4/1/44	629,530	694,314
5.0000%, 7/1/44	752,311	839,562
4.5000%, 10/1/44	187,686	213,720
3.5000%, 2/1/45	2,219,413	2,400,351
4.5000%, 3/1/45	292,856	333,479
4.5000%, 6/1/45	170,798	190,394
3.5000%, 12/1/45	551,889	607,906
4.5000%, 2/1/46	342,486	382,390
3.5000%, 7/1/46	1,073,249	1,169,335
3.0000%, 9/1/46	884,707	945,686
3.0000%, 2/1/47	11,872,101	12,694,422
4.5000%, 5/1/47	59,060	65,585
4.5000%, 5/1/47	53,219	58,293
4.5000%, 5/1/47	52,521	57,776
4.5000%, 5/1/47	37,556	41,137
4.5000%, 5/1/47	35,924	39,893
4.5000%, 5/1/47	27,913	30,706
4.5000%, 5/1/47	17,726	19,499
4.5000%, 5/1/47	12,537	13,922
4.5000%, 5/1/47	11,402	12,662
4.0000%, 6/1/47	178,507	190,246
4.0000%, 6/1/47	97,214	104,238
4.0000%, 6/1/47	83,478	88,967
4.0000%, 6/1/47	43,151	46,269
4.5000%, 6/1/47	237,233	255,811
4.5000%, 6/1/47	20,040	22,255
4.0000%, 7/1/47	146,580	156,219
4.0000%, 7/1/47	141,877	151,207
4.0000%, 7/1/47	46,385	49,435
4.0000%, 7/1/47	29,449	31,385
4.5000%, 7/1/47	173,584	187,177
4.5000%, 7/1/47	119,788	129,169
4.5000%, 7/1/47	108,143	116,612
3.5000%, 8/1/47	444,925	469,496
4.0000%, 8/1/47	291,613	310,789
4.0000%, 8/1/47	168,224	179,286
4.5000%, 8/1/47	177,517	191,418
4.5000%, 8/1/47	24,833	26,857
4.0000%, 9/1/47	77,067	83,102
4.5000%, 9/1/47	148,411	160,033

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 9/1/47	$94,364	$101,753
4.5000%, 9/1/47	93,494	100,815
4.0000%, 10/1/47	349,422	372,401
4.0000%, 10/1/47	336,543	362,896
4.0000%, 10/1/47	321,141	346,288
4.0000%, 10/1/47	211,596	228,166
4.0000%, 10/1/47	188,482	200,877
4.5000%, 10/1/47	19,034	20,524
4.5000%, 10/1/47	13,703	14,776
4.0000%, 11/1/47	136,602	145,585
4.5000%, 11/1/47	109,541	118,119
3.5000%, 12/1/47	813,561	868,483
3.5000%, 12/1/47	168,807	178,999
4.0000%, 12/1/47	130,304	138,873
3.5000%, 1/1/48	584,444	623,898
3.5000%, 1/1/48	279,246	298,684
4.0000%, 1/1/48	1,977,396	2,135,821
4.0000%, 1/1/48	160,708	171,277
3.0000%, 2/1/48	152,157	163,914
3.5000%, 3/1/48	381,400	406,443
4.0000%, 3/1/48	770,175	829,416
4.5000%, 3/1/48	128,585	138,486
4.5000%, 4/1/48	141,956	152,886
3.0000%, 5/1/48	83,065	88,079
4.5000%, 5/1/48	86,921	93,614
4.5000%, 5/1/48	80,386	86,575
5.0000%, 5/1/48	237,523	259,335
4.5000%, 6/1/48	164,429	177,089
4.5000%, 6/1/48	88,626	95,450
3.0000%, 11/1/48	2,147,994	2,266,226
3.0000%, 8/1/49	302,449	324,153
3.0000%, 9/1/49	75,984	80,774
2.5000%, 1/1/50	164,169	172,400
3.0000%, 1/1/50	366,634	386,262
3.0000%, 3/1/50	3,089,747	3,259,022
3.5000%, 8/1/56	2,585,311	2,810,765
3.0000%, 2/1/57	1,680,504	1,801,163
3.5000%, 2/1/57	2,947,314	3,226,469
3.0000%, 6/1/57	8,122	8,701
		57,161,200
Freddie Mac Gold Pool:
6.0000%, 4/1/40	179,628	216,401
3.5000%, 7/1/42	12,694	13,755
3.5000%, 8/1/42	15,525	16,822
3.5000%, 8/1/42	13,587	14,722
3.0000%, 6/1/43	73,747	77,614
4.5000%, 5/1/44	165,770	184,860
4.0000%, 2/1/46	511,051	555,523
3.5000%, 7/1/46	2,078,081	2,289,528
3.0000%, 8/1/46	299,776	316,330
3.5000%, 9/1/47	537,209	567,007
5.0000%, 9/1/48	121,716	133,668
		4,386,230
Freddie Mac Pool:
3.0000%, 5/1/31	1,802,229	1,908,314
3.0000%, 9/1/32	364,461	386,130
3.0000%, 10/1/32	120,881	127,183
3.0000%, 1/1/33	205,728	217,960
2.5000%, 12/1/33	2,328,366	2,441,423

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Pool – (continued)
3.0000%, 10/1/34	$422,383	$448,063
3.0000%, 10/1/34	175,855	185,829
2.5000%, 11/1/34	241,220	254,879
2.5000%, 11/1/34	232,958	246,149
3.5000%, 2/1/43	492,840	532,942
3.0000%, 3/1/43	415,323	443,928
3.5000%, 2/1/44	686,032	741,855
3.0000%, 1/1/45	867,341	919,699
3.5000%, 7/1/46	505,387	548,808
4.0000%, 3/1/47	146,893	159,626
3.0000%, 4/1/47	465,617	491,246
3.5000%, 11/1/47	724,562	773,399
3.5000%, 12/1/47	541,022	577,488
3.5000%, 2/1/48	265,730	283,168
3.5000%, 2/1/48	238,787	253,807
4.0000%, 4/1/48	674,177	723,056
4.5000%, 7/1/48	221,938	239,264
3.0000%, 8/1/49	96,948	103,905
3.0000%, 10/1/49	239,677	252,246
3.0000%, 10/1/49	166,162	175,243
3.0000%, 10/1/49	161,552	170,024
3.0000%, 10/1/49	55,227	58,246
3.0000%, 11/1/49	633,436	666,655
3.0000%, 11/1/49	252,595	265,842
3.0000%, 11/1/49	158,423	166,731
3.0000%, 11/1/49	68,265	71,996
3.0000%, 12/1/49	401,018	422,048
3.0000%, 12/1/49	338,746	356,511
3.0000%, 12/1/49	246,249	259,163
2.5000%, 1/1/50	76,525	80,362
3.0000%, 1/1/50	677,820	714,864
3.0000%, 1/1/50	68,820	72,645
3.0000%, 2/1/50	121,962	128,741
3.0000%, 3/1/50	109,264	115,314
3.0000%, 3/1/50	107,350	113,231
3.0000%, 5/1/50	869,631	918,285
		18,016,268
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	2,001,700	2,101,305
3.0000%, TBA, 30 Year Maturity	580,100	612,992
		2,714,297
Ginnie Mae I Pool:
4.0000%, 1/15/45	2,332,799	2,540,622
4.5000%, 8/15/46	2,820,584	3,128,266
4.0000%, 8/15/47	238,899	259,906
4.0000%, 11/15/47	344,963	375,297
4.0000%, 12/15/47	458,185	498,476
		6,802,567
Ginnie Mae II Pool:
4.0000%, 8/20/47	240,610	259,072
4.0000%, 8/20/47	58,528	63,019
4.0000%, 8/20/47	39,301	42,944
4.5000%, 2/20/48	614,312	662,780
4.0000%, 5/20/48	851,276	908,564
4.5000%, 5/20/48	1,177,767	1,266,514
4.5000%, 5/20/48	224,349	241,254
5.0000%, 5/20/48	1,175,725	1,281,816
4.0000%, 6/20/48	1,248,452	1,332,469
5.0000%, 6/20/48	693,771	756,373

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae II Pool – (continued)
5.0000%, 8/20/48	$1,183,702	$1,283,511
		8,098,316
Total Mortgage-Backed Securities (cost $106,986,036)		110,467,502
United States Treasury Notes/Bonds – 10.1%
1.1250%, 2/28/22	8,999,000	9,142,070
0.5000%, 3/31/25	900	910
0.2500%, 6/30/25	3,447,700	3,440,966
1.5000%, 2/15/30	1,197,300	1,294,160
0.6250%, 5/15/30	2,053,400	2,047,144
1.1250%, 5/15/40	6,363,000	6,302,850
2.7500%, 8/15/42	11,403,000	14,615,884
2.3750%, 11/15/49	6,004,300	7,412,261
2.0000%, 2/15/50	11,810,000	13,517,837
Total United States Treasury Notes/Bonds (cost $54,964,739)		57,774,082
Investment Companies – 6.4%
Money Markets – 6.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $36,943,564)	36,941,190	36,944,885
Total Investments (total cost $573,716,124) – 104.9%		602,842,531
Liabilities, net of Cash, Receivables and Other Assets – (4.9)%		(28,344,307)
Net Assets – 100%		$574,498,224

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$581,486,221	96.5%
France	7,854,097	1.3
United Kingdom	7,337,355	1.2
Belgium	2,301,089	0.4
Mexico	1,774,872	0.3
Canada	1,267,747	0.2
Japan	821,150	0.1

Total	$602,842,531	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 6.4%
Money Markets - 6.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$113,988	$(96)	$1,687	$36,944,885
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	7,842∆	-	-	-
Total Affiliated Investments - 6.4%	$121,830	$(96)	$1,687	$36,944,885

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 6.4%
Money Markets - 6.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	24,916,418	190,645,540	(178,618,664)	36,944,885
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	12,543,406	(12,543,406)	-

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	7	9/30/20	$974,203	$3,445	$(1,094)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2020.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2020

Interest Rate Contracts

Variation margin payable	$ 1,094

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (1,336)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ 3,445

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2020

Market Value
Futures contracts, purchased	$ 555,984

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2020 is $133,978,949, which represents 23.3% of net assets.

ƒ

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

22	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$78,265,245	$-
Bank Loans and Mezzanine Loans	-	2,434,153	-
Corporate Bonds	-	316,956,664	-
Mortgage-Backed Securities	-	110,467,502	-
United States Treasury Notes/Bonds	-	57,774,082	-
Investment Companies	-	36,944,885	-
Total Assets	$-	$602,842,531	$-
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$1,094	$-	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Aspen Series	23

Janus Henderson VIT Flexible Bond Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2020

Assets:
Unaffiliated investments, at value(1)	$565,897,646
Affiliated investments, at value(2)	36,944,885
Cash	1,139,967
Deposits with brokers for futures	20,000
Non-interested Trustees' deferred compensation	11,816
Receivables:
Interest	3,066,902
Investments sold	2,865,798
Portfolio shares sold	762,502
Dividends from affiliates	3,809
Other assets	2,053
Total Assets	610,715,378
Liabilities:
Variation margin payable	1,094
Payables:	—
Investments purchased	34,514,357
Portfolio shares repurchased	1,245,091
Advisory fees	227,397
12b-1 Distribution and shareholder servicing fees	83,942
Transfer agent fees and expenses	24,766
Professional fees	20,125
Non-interested Trustees' deferred compensation fees	11,816
Non-interested Trustees' fees and expenses	2,895
Custodian fees	2,877
Affiliated portfolio administration fees payable	1,159
Accrued expenses and other payables	81,635
Total Liabilities	36,217,154
Net Assets	$574,498,224
Net Assets Consist of:
Capital (par value and paid-in surplus)	$540,126,372
Total distributable earnings (loss)	34,371,852
Total Net Assets	$574,498,224
Net Assets - Institutional Shares	$155,983,579
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,518,899
Net Asset Value Per Share	$12.46
Net Assets - Service Shares	$418,514,645
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,649,647
Net Asset Value Per Share	$13.65

(1) Includes cost of $536,772,560. (2) Includes cost of $36,943,564.

See Notes to Financial Statements.

24	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2020

Investment Income:
Interest	$8,308,382
Dividends from affiliates	113,988
Dividends	23,986
Affiliated securities lending income, net	7,842
Unaffiliated securities lending income, net	827
Other income	3,438
Total Investment Income	8,458,463
Expenses:
Advisory fees	1,391,705
12b-1 Distribution and shareholder servicing fees:
Service Shares	496,060
Transfer agent administrative fees and expenses:
Institutional Shares	38,937
Service Shares	99,212
Other transfer agent fees and expenses:
Institutional Shares	4,742
Service Shares	6,608
Professional fees	24,787
Shareholder reports expense	20,524
Custodian fees	7,611
Affiliated portfolio administration fees	6,908
Registration fees	5,220
Non-interested Trustees’ fees and expenses	5,081
Other expenses	42,140
Total Expenses	2,149,535
Less: Excess Expense Reimbursement and Waivers	(13,717)
Net Expenses	2,135,818
Net Investment Income/(Loss)	6,322,645
Net Realized Gain/(Loss) on Investments:
Investments	18,061,363
Investments in affiliates	(96)
Futures contracts	(1,336)
Total Net Realized Gain/(Loss) on Investments	18,059,931
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	11,371,794
Investments in affiliates	1,687
Futures contracts	3,445
Total Change in Unrealized Net Appreciation/Depreciation	11,376,926
Net Increase/(Decrease) in Net Assets Resulting from Operations	$35,759,502

See Notes to Financial Statements.

Janus Aspen Series	25

Janus Henderson VIT Flexible Bond Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2020 (unaudited)	Year ended December 31, 2019

Operations:
Net investment income/(loss)	$6,322,645	$16,145,287
Net realized gain/(loss) on investments	18,059,931	16,000,005
Change in unrealized net appreciation/depreciation	11,376,926	21,514,428
Net Increase/(Decrease) in Net Assets Resulting from Operations	35,759,502	53,659,720
Dividends and Distributions to Shareholders:
Institutional Shares	(2,705,722)	(6,558,390)
Service Shares	(5,927,120)	(10,929,187)
Net Decrease from Dividends and Distributions to Shareholders	(8,632,842)	(17,487,577)
Capital Share Transactions:
Institutional Shares	(14,128,323)	(90,843,813)
Service Shares	2,108,544	(11,187,982)
Net Increase/(Decrease) from Capital Share Transactions	(12,019,779)	(102,031,795)
Net Increase/(Decrease) in Net Assets	15,106,881	(65,859,652)
Net Assets:
Beginning of period	559,391,343	625,250,995
End of period	$574,498,224	$559,391,343

See Notes to Financial Statements.

26	JUNE 30, 2020

Janus Henderson VIT Flexible Bond Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$11.88	$11.21	$11.69	$11.62	$11.67	$11.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.34	0.33	0.30	0.28	0.28
Net realized and unrealized gain/(loss)	0.65	0.72	(0.45)	0.12	0.01	(0.25)
Total from Investment Operations	0.80	1.06	(0.12)	0.42	0.29	0.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.39)	(0.36)	(0.35)	(0.34)	(0.28)
Distributions (from capital gains)	—	—	—	—	—	(0.06)
Total Dividends and Distributions	(0.22)	(0.39)	(0.36)	(0.35)	(0.34)	(0.34)
Net Asset Value, End of Period	$12.46	$11.88	$11.21	$11.69	$11.62	$11.67
Total Return*	6.72%	9.57%	(1.00)%	3.62%	2.46%	0.22%
Net Assets, End of Period (in thousands)	$155,984	$162,620	$240,427	$292,251	$335,208	$355,569
Average Net Assets for the Period (in thousands)	$157,500	$208,624	$266,429	$319,492	$350,120	$347,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.60%	0.61%	0.60%	0.58%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.60%	0.61%	0.60%	0.58%	0.57%
Ratio of Net Investment Income/(Loss)	2.45%	2.89%	2.88%	2.51%	2.31%	2.33%
Portfolio Turnover Rate	90%(2)	177%(2)	238%(2)	130%(2)	112%	111%

Service Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$12.99	$12.23	$12.73	$12.63	$12.66	$12.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.34	0.33	0.29	0.27	0.27
Net realized and unrealized gain/(loss)	0.71	0.79	(0.50)	0.13	0.01	(0.27)
Total from Investment Operations	0.86	1.13	(0.17)	0.42	0.28	—
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.37)	(0.33)	(0.32)	(0.31)	(0.26)
Distributions (from capital gains)	—	—	—	—	—	(0.06)
Total Dividends and Distributions	(0.20)	(0.37)	(0.33)	(0.32)	(0.31)	(0.32)
Net Asset Value, End of Period	$13.65	$12.99	$12.23	$12.73	$12.63	$12.66
Total Return*	6.62%	9.28%	(1.29)%	3.35%	2.22%	(0.06)%
Net Assets, End of Period (in thousands)	$418,515	$396,771	$384,824	$403,243	$401,186	$303,873
Average Net Assets for the Period (in thousands)	$401,209	$384,358	$389,260	$402,544	$383,710	$250,537
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.85%	0.86%	0.85%	0.83%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.85%	0.86%	0.85%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	2.21%	2.63%	2.64%	2.27%	2.06%	2.09%
Portfolio Turnover Rate	90%(2)	177%(2)	238%(2)	130%(2)	112%	111%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

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• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is

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Notes to Financial Statements (unaudited)

reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

3. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of

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Notes to Financial Statements (unaudited)

investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

LIBOR Replacement Risk

The Portfolio may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate (LIBOR) as a reference rate for various rate calculations. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. However, global consensus on alternative rates is lacking. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could adversely impact (i) volatility and liquidity in markets that are tied to LIBOR, (ii) the market for, or value of, specific securities or payments linked to those reference rates, (iii) availability or terms of borrowing or refinancing, or (iv) the effectiveness of hedging strategies. For these and other reasons, the elimination of LIBOR or changes to other interest rates may adversely affect the Portfolio’s performance and/or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Markets are slowly developing in response to these new rates. Uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR remains a concern for the Portfolio. The effect of any changes to, or discontinuation of, LIBOR on the Portfolio will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Portfolio until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its

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transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2020.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may

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be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Portfolio. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

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securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2020.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio

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may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

The Fund’s actual investment advisory fee rate for the reporting period was 0.50% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.52% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing April 29, 2020. The previous expense limit (until at least May 1, 2020) was 0.57%. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the

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Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,422 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2020. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $220,425 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2020, the Portfolio engaged in cross trades amounting to $2,833,951 in purchases and $6,480,238 in sales, resulting in a net realized

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gain of $377,704. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(11,564,717)	$ -	$ (11,564,717)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 575,213,779	$30,903,893	$ (3,275,141)	$ 27,628,752

Information on the tax components of derivatives as of June 30, 2020 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 3,445	$ -	$ 3,445

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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6. Capital Share Transactions

	Period ended June 30, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	1,100,560	$ 13,318,197	1,563,012	$ 18,348,907
Reinvested dividends and distributions	218,380	2,705,722	562,738	6,558,390
Shares repurchased	(2,492,758)	(30,152,242)	(9,884,146)	(115,751,110)
Net Increase/(Decrease)	(1,173,818)	$(14,128,323)	(7,758,396)	$(90,843,813)
Service Shares:
Shares sold	4,832,165	$ 64,171,455	5,747,545	$ 73,366,642
Reinvested dividends and distributions	436,460	5,927,120	856,061	10,929,187
Shares repurchased	(5,154,954)	(67,990,031)	(7,526,222)	(95,483,811)
Net Increase/(Decrease)	113,671	$ 2,108,544	(922,616)	$(11,187,982)

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$305,388,744	$ 294,214,973	$ 179,227,422	$ 204,503,450

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2018. Management has adopted the amendments as of the beginning of this fiscal period and concluded these changes do not have a material impact on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

The FASB issued Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in March 2020. The new guidance in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR or other interbank-offered based reference rates as of the end of 2021. For new and existing contracts, Portfolios may elect to apply the guidance as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU’s adoption to the Portfolio’s financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting

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individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio's investments. This may impact liquidity in the marketplace, which in turn may affect the Portfolio's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. Historically, the Portfolio filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons, any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance, and the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of

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Additional Information (unaudited)

each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2018, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP

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incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Program Administrator Report, and the Portfolio was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Portfolio’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with

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Useful Information About Your Portfolio Report (unaudited)

generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81114 08-20

SEMIANNUAL REPORT June 30, 2020

Janus Henderson VIT Forty Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Forty Portfolio

Janus Henderson VIT Forty Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing them to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2020, the Portfolio’s Institutional Shares and Service Shares returned 10.84% and 10.68%, respectively, versus a return of 9.81% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned -3.08% for the period.

INVESTMENT ENVIRONMENT

The Russell 1000 Growth Index staged an impressive rebound on the heels of a near-total shutdown of the economy as the U.S. government and Federal Reserve (Fed) implemented massive stimulus and liquidity measures to backstop markets. Growth stocks, driven primarily by large-cap technology firms, significantly outperformed value stocks and the broader market. The unemployment rate, which had previously risen to an extremely high level, eventually showed signs of recovery but remained elevated. Relatively positive economic data toward the end of the period, including an uptick in consumer spending, pointed to a nascent recovery; however, the development of virus hot spots, particularly in the Southern and Western regions of the country, underscored the challenges that remain as the economy reopens amid the ongoing COVID-19 pandemic.

PERFORMANCE DISCUSSION

The Portfolio outperformed its primary benchmark, the Russell 1000 Growth Index, and its secondary benchmark, the S&P 500 Index, during the period. As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

Avalara was a top contributor for the period relative to the benchmark. The Software as a Service company is a provider of tax calculation solutions for medium-size e-commerce businesses. Companies that sell goods online are now required to collect the appropriate sales tax for each state they sell into, even if they do not have a physical presence in that state. This requirement, combined with the complexity of the U.S. tax code, makes Avalara’s software an essential service for many online businesses. The stock was up during the period after reporting strong earnings and a growing customer base through a challenging economic environment.

Netflix, Inc., another top contributor, has been a clear beneficiary of shelter-in-place orders, with a fairly low-priced product that has seen a spike in demand amid social distancing. As business activity slowed and advertising decreased, Netflix’s business model also benefited due to its ad-free structure, while competitors more reliant on advertising revenue were negatively impacted.

Amazon was another top contributor, as almost every business line has continued to benefit from the disrupted environment. E-commerce (traditional and Whole Foods) benefited from increased deliveries. Amazon’s extensive and sophisticated direct-to-consumer distribution network and Prime Video streaming were welcomed by consumers in this environment. Amazon Web Services (AWS) also benefited from an accelerated transition to the cloud, driven by the need to provide knowledge workers remote access to corporate information technology (IT) applications.

Janus Aspen Series	1

Janus Henderson VIT Forty Portfolio (unaudited)

Boston Scientific, a cardiovascular-focused medical device company, was among the top detractors. The company has suffered as some surgeries have been pushed back until the COVID-19 pandemic slows down. Procedures like heart surgery are not seen as elective, but many operations have been delayed in the near term.

Another detractor relative to the benchmark was defense contractor L3Harris Technologies. Defense stocks in general held up better during the initial market sell-off but have struggled more recently. Huge levels of fiscal stimulus will likely lead to strained government budgets for the foreseeable future. As a result, fears that defense spending will be negatively impacted weighed on the stock during the period.

Elanco Animal Health also detracted from relative performance. The stock declined after the company reported lower-than-expected quarterly revenues and withdrew fiscal year guidance because of COVID-19. Elanco is a top participant in the expanding animal food and health market. The firm’s planned acquisition of Bayer Animal Health remains targeted for a midyear close and should help diversify Elanco’s portfolio and distribution channels.

OUTLOOK

Massive fiscal and monetary stimulus measures have thus far helped cushion the blow from shelter-in-place orders and provided much-needed liquidity for markets, Main Street businesses and consumers. As a result, the individual savings rate has gone up dramatically, and many companies with impaired balance sheets have likewise been able to raise inexpensive capital and deleverage. Interest rates (and therefore company cost of capital) are likely to remain at or near zero for the foreseeable future. This could eventually lead to price extremes for both equities and fixed income and will present investors with significant challenges in assessing corporate valuations.

The economy has shown signs of a budding recovery as it reopens, but it is clear that COVID-19 infection rates will need to be kept in check, as large spikes could necessitate renewed shutdowns and create risks to the developing recovery. Thus, the path back to normalcy will likely be extended and volatile until there is an effective and widely implemented vaccine. Adding to short-term market volatility is a recent spike in retail trading volume and accounts, spurred by zero-cost commissions across the retail brokerage industry and an increase in hours spent at home for individual investors.

While we can’t predict macroeconomic outlooks, nor the trajectory of COVID-19, we believe many of the themes we have discussed in the past, specifically the widespread digitization of sectors across the economy, will not only persist but also get stronger over the coming months and years. Now more than ever, we think it is important to own companies that can benefit from long-term secular trends and that can continue to invest and grow. These are firms that have durable business models with deeply rooted competitive advantages, including strong balance sheets. Such qualities should allow these companies to allocate capital to growth opportunities despite a recessionary environment.

Thank you for your investment in Janus Henderson VIT Forty Portfolio.

2	JUNE 30, 2020

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Avalara Inc	1.09%	0.62%	Boston Scientific Corp	3.28%	-1.11%
Netflix Inc	2.84%	0.55%	Walt Disney Co	1.71%	-0.68%
Amazon.com Inc	7.24%	0.51%	L3Harris Technologies Inc	2.99%	-0.61%
Adobe Inc	3.43%	0.46%	Elanco Animal Health Inc	1.05%	-0.61%
ASML Holding NV	2.13%	0.31%	Mastercard Inc	5.81%	-0.43%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.21%	38.10%	39.94%
	Consumer Discretionary	1.02%	13.43%	14.35%
	Industrials	0.54%	6.97%	8.18%
	Consumer Staples	0.49%	1.21%	4.48%
	Real Estate	0.25%	3.01%	2.37%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	-1.93%	13.07%	14.54%
	Materials	-0.47%	3.49%	1.25%
	Financials	-0.34%	3.85%	2.96%
	Other**	0.04%	2.42%	0.00%
	Energy	0.12%	0.00%	0.18%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	3

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	9.0%
Amazon.com Inc
Internet & Direct Marketing Retail	8.7%
Apple Inc
Technology Hardware, Storage & Peripherals	5.9%
Mastercard Inc
Information Technology Services	5.8%
Alphabet Inc - Class C
Interactive Media & Services	3.9%
33.3%

Asset Allocation - (% of Net Assets)
Common Stocks	99.5%
Investments Purchased with Cash Collateral from Securities Lending	0.9%
Investment Companies	0.8%
Other	(1.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of December 31, 2019

4	JUNE 30, 2020

Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	10.84%	23.10%	16.48%	16.54%	12.25%	0.77%
Service Shares	10.68%	22.79%	16.19%	16.24%	11.94%	1.02%
Russell 1000 Growth Index	9.81%	23.28%	15.89%	17.23%	8.62%
S&P 500 Index	-3.08%	7.51%	10.73%	13.99%	8.05%
Morningstar Quartile - Institutional Shares	-	1st	1st	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	319/1,366	161/1,251	305/1,100	14/587

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Janus Aspen Series	5

Janus Henderson VIT Forty Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 1 ,1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2020

Janus Henderson VIT Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Institutional Shares	$1,000.00	$1,108.40	$4.09	$1,000.00	$1,020.98	$3.92	0.78%
Service Shares	$1,000.00	$1,106.80	$5.34	$1,000.00	$1,019.79	$5.12	1.02%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 99.5%
Aerospace & Defense – 2.2%
L3Harris Technologies Inc	118,258	$20,064,835
Capital Markets – 2.3%
Blackstone Group Inc	377,230	21,373,852
Chemicals – 2.0%
Sherwin-Williams Co	32,071	18,532,227
Construction Materials – 0.8%
Vulcan Materials Co	60,230	6,977,646
Electronic Equipment, Instruments & Components – 0.6%
Cognex Corp	97,030	5,794,632
Entertainment – 4.0%
Netflix Inc*	56,422	25,674,267
Walt Disney Co	101,830	11,355,063
		37,029,330
Equity Real Estate Investment Trusts (REITs) – 3.0%
American Tower Corp	107,415	27,771,074
Health Care Equipment & Supplies – 8.6%
Boston Scientific Corp*	894,478	31,405,123
Danaher Corp	143,461	25,368,209
Edwards Lifesciences Corp*	92,124	6,366,690
Intuitive Surgical Inc*	28,895	16,465,238
		79,605,260
Household Products – 1.9%
Procter & Gamble Co	149,413	17,865,312
Information Technology Services – 7.3%
Mastercard Inc	181,878	53,781,325
PayPal Holdings Inc*	77,802	13,555,442
		67,336,767
Interactive Media & Services – 9.2%
Alphabet Inc - Class C*	25,682	36,304,332
Facebook Inc*	105,041	23,851,660
Match Group Inc*,#	104,099	11,143,798
Snap Inc*	581,763	13,665,613
		84,965,403
Internet & Direct Marketing Retail – 9.9%
Amazon.com Inc*	29,018	80,055,439
Booking Holdings Inc*	7,125	11,345,422
		91,400,861
Pharmaceuticals – 4.4%
Elanco Animal Health Inc*	453,220	9,721,569
Merck & Co Inc	207,128	16,017,208
Zoetis Inc	107,998	14,800,046
		40,538,823
Professional Services – 2.1%
CoStar Group Inc*	27,655	19,653,579
Semiconductor & Semiconductor Equipment – 8.5%
ASML Holding NV	56,609	20,833,810
Lam Research Corp	29,219	9,451,178
Microchip Technology Inc	74,542	7,850,018
NVIDIA Corp	50,564	19,209,769
Texas Instruments Inc	165,868	21,060,260
		78,405,035
Software – 17.4%
Adobe Inc*	74,698	32,516,786
Avalara Inc*	89,312	11,886,534
Microsoft Corp	407,075	82,843,833
salesforce.com Inc*	180,945	33,896,427
		161,143,580

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Specialty Retail – 2.6%
Home Depot Inc	96,149	$24,086,286
Technology Hardware, Storage & Peripherals – 5.9%
Apple Inc	148,379	54,128,659
Textiles, Apparel & Luxury Goods – 4.4%
Lululemon Athletica Inc*	21,321	6,652,365
LVMH Moet Hennessy Louis Vuitton SE	44,143	19,332,971
NIKE Inc	147,294	14,442,177
		40,427,513
Wireless Telecommunication Services – 2.4%
T-Mobile US Inc*	214,575	22,347,986
Total Common Stocks (cost $525,472,235)		919,448,660
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $7,687,698)	7,687,556	7,688,325
Investments Purchased with Cash Collateral from Securities Lending – 0.9%
Investment Companies – 0.7%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	6,398,181	6,398,181
Time Deposits – 0.2%
Royal Bank of Canada, 0.0900%, 7/1/20	$1,599,545	1,599,545
Total Investments Purchased with Cash Collateral from Securities Lending (cost $7,997,726)		7,997,726
Total Investments (total cost $541,157,659) – 101.2%		935,134,711
Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(10,901,244)
Net Assets – 100%		$924,233,467

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$894,967,930	95.7%
Netherlands	20,833,810	2.2
France	19,332,971	2.1

Total	$935,134,711	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$97,840	$5,174	$850	$7,688,325
Investments Purchased with Cash Collateral from Securities Lending - 0.7%
Investment Companies - 0.7%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	278,585∆	-	-	6,398,181
Total Affiliated Investments - 1.5%	$376,425	$5,174-	$850	$14,086,506

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	17,377,343	157,584,891	(167,279,933)	7,688,325
Investments Purchased with Cash Collateral from Securities Lending - 0.7%
Investment Companies - 0.7%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	19,515,652	(13,117,471)	6,398,181

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson VIT Forty Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Textiles, Apparel & Luxury Goods	$21,094,542	$19,332,971	$-
All Other	879,021,147	-	-
Investment Companies	-	7,688,325	-
Investments Purchased with Cash Collateral from Securities Lending	-	7,997,726	-
Total Assets	$900,115,689	$35,019,022	$-

Janus Aspen Series	11

Janus Henderson VIT Forty Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$921,048,205
Affiliated investments, at value(3)	14,086,506
Cash	347
Non-interested Trustees' deferred compensation	19,045
Receivables:
Dividends	340,016
Portfolio shares sold	176,377
Foreign tax reclaims	7,160
Dividends from affiliates	2,159
Other assets	93,149
Total Assets	935,772,964
Liabilities:
Collateral for securities loaned (Note 2)	7,997,726
Payables:	—
Portfolio shares repurchased	2,791,461
Advisory fees	475,478
12b-1 Distribution and shareholder servicing fees	109,260
Transfer agent fees and expenses	39,604
Non-interested Trustees' deferred compensation fees	19,045
Non-affiliated portfolio administration fees payable	18,898
Professional fees	17,335
Non-interested Trustees' fees and expenses	4,277
Affiliated portfolio administration fees payable	1,857
Custodian fees	1,693
Accrued expenses and other payables	62,863
Total Liabilities	11,539,497
Net Assets	$924,233,467
Net Assets Consist of:
Capital (par value and paid-in surplus)	$479,180,586
Total distributable earnings (loss)	445,052,881
Total Net Assets	$924,233,467
Net Assets - Institutional Shares	$381,570,831
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,418,855
Net Asset Value Per Share	$45.32
Net Assets - Service Shares	$542,662,636
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,869,814
Net Asset Value Per Share	$42.17

(1) Includes cost of $527,071,780. (2) Includes $7,831,492 of securities on loan. See Note 2 in Notes to Financial Statements. (3) Includes cost of $14,085,879.

See Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson VIT Forty Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2020

Investment Income:
Dividends	$3,383,310
Affiliated securities lending income, net	278,585
Dividends from affiliates	97,840
Unaffiliated securities lending income, net	3,142
Foreign tax withheld	(13,670)
Total Investment Income	3,749,207
Expenses:
Advisory fees	2,964,550
12b-1 Distribution and shareholder servicing fees:
Service Shares	626,658
Transfer agent administrative fees and expenses:
Institutional Shares	87,260
Service Shares	125,332
Other transfer agent fees and expenses:
Institutional Shares	8,511
Service Shares	5,762
Shareholder reports expense	20,346
Professional fees	19,834
Registration fees	11,740
Affiliated portfolio administration fees	10,630
Non-interested Trustees’ fees and expenses	7,710
Custodian fees	5,539
Other expenses	45,664
Total Expenses	3,939,536
Net Investment Income/(Loss)	(190,329)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	51,282,171
Investments in affiliates	5,174
Total Net Realized Gain/(Loss) on Investments	51,287,345
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	37,904,505
Investments in affiliates	850
Total Change in Unrealized Net Appreciation/Depreciation	37,905,355
Net Increase/(Decrease) in Net Assets Resulting from Operations	$89,002,371

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Forty Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2020 (unaudited)	Year ended December 31, 2019

Operations:
Net investment income/(loss)	$(190,329)	$678,107
Net realized gain/(loss) on investments	51,287,345	71,678,445
Change in unrealized net appreciation/depreciation	37,905,355	183,133,171
Net Increase/(Decrease) in Net Assets Resulting from Operations	89,002,371	255,489,723
Dividends and Distributions to Shareholders
Institutional Shares	(28,629,140)	(27,749,524)
Service Shares	(43,209,494)	(42,198,627)
Net Decrease from Dividends and Distributions to Shareholders	(71,838,634)	(69,948,151)
Capital Share Transactions:
Institutional Shares	11,410,846	(6,219,350)
Service Shares	8,545,667	(11,662,110)
Net Increase/(Decrease) from Capital Share Transactions	19,956,513	(17,881,460)
Net Increase/(Decrease) in Net Assets	37,120,250	167,660,112
Net Assets:
Beginning of period	887,113,217	719,453,105
End of period	$924,233,467	$887,113,217

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson VIT Forty Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$44.38	$35.20	$39.76	$32.19	$36.37	$40.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.09	0.07	0.02	0.05	0.03
Net realized and unrealized gain/(loss)	4.58	12.55	1.31	9.58	0.58	4.77
Total from Investment Operations	4.60	12.64	1.38	9.60	0.63	4.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.06)	—	—	—	—
Distributions (from capital gains)	(3.52)	(3.40)	(5.94)	(2.03)	(4.81)	(8.70)
Total Dividends and Distributions	(3.66)	(3.46)	(5.94)	(2.03)	(4.81)	(8.70)
Net Asset Value, End of Period	$45.32	$44.38	$35.20	$39.76	$32.19	$36.37
Total Return*	10.84%	37.16%	1.98%	30.31%	2.20%	12.22%
Net Assets, End of Period (in thousands)	$381,571	$362,001	$292,132	$309,258	$257,009	$295,725
Average Net Assets for the Period (in thousands)	$352,946	$337,416	$327,962	$297,125	$273,374	$298,904
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.77%	0.71%	0.82%	0.72%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.77%	0.71%	0.82%	0.72%	0.69%
Ratio of Net Investment Income/(Loss)	0.10%	0.23%	0.17%	0.05%	0.15%	0.08%
Portfolio Turnover Rate	26%	35%	41%	39%	53%	55%

Service Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$41.53	$33.15	$37.84	$30.79	$35.08	$39.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.01)	(0.03)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gain/(loss)	4.27	11.80	1.28	9.15	0.55	4.63
Total from Investment Operations	4.24	11.79	1.25	9.08	0.52	4.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.01)	—	—	—	—
Distributions (from capital gains)	(3.52)	(3.40)	(5.94)	(2.03)	(4.81)	(8.70)
Total Dividends and Distributions	(3.60)	(3.41)	(5.94)	(2.03)	(4.81)	(8.70)
Net Asset Value, End of Period	$42.17	$41.53	$33.15	$37.84	$30.79	$35.08
Total Return*	10.71%	36.85%	1.72%	29.99%	1.94%	11.94%
Net Assets, End of Period (in thousands)	$542,663	$525,112	$427,321	$466,969	$430,510	$501,003
Average Net Assets for the Period (in thousands)	$506,966	$495,465	$487,559	$457,168	$464,943	$501,868
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.02%	0.96%	1.06%	0.97%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.02%	0.96%	1.06%	0.97%	0.94%
Ratio of Net Investment Income/(Loss)	(0.15)%	(0.02)%	(0.08)%	(0.19)%	(0.09)%	(0.17)%
Portfolio Turnover Rate	26%	35%	41%	39%	53%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to

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Notes to Financial Statements (unaudited)

economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities,

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$7,831,492	$—	$(7,831,492)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Portfolio. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $7,831,492. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $7,997,726, resulting in the net amount due to the counterparty of $166,234.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Portfolio’s Service Shares, for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.70%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services

Janus Aspen Series	21

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,422 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2020. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $220,425 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2020.

22	JUNE 30, 2020

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2020, the Portfolio engaged in cross trades amounting to $1,075,151 in sales, resulting in a net realized loss of $565,414. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 543,831,297	$398,248,584	$ (6,945,170)	$ 391,303,414

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	671,671	$29,694,016	1,174,768	$ 48,016,950
Reinvested dividends and distributions	667,502	28,629,140	703,924	27,749,524
Shares repurchased	(1,076,765)	(46,912,310)	(2,021,587)	(81,985,824)
Net Increase/(Decrease)	262,408	$11,410,846	(142,895)	$ (6,219,350)
Service Shares:
Shares sold	570,659	$23,537,173	919,315	$ 34,835,599
Reinvested dividends and distributions	1,082,945	43,209,494	1,143,734	42,198,627
Shares repurchased	(1,428,767)	(58,201,000)	(2,307,562)	(88,696,336)
Net Increase/(Decrease)	224,837	$ 8,545,667	(244,513)	$(11,662,110)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$218,319,160	$ 258,876,098	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio's investments. This may impact liquidity in the marketplace, which in turn may affect the Portfolio's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

24	JUNE 30, 2020

Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. Historically, the Portfolio filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons, any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

26	JUNE 30, 2020

Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance, and the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of

Janus Aspen Series	27

Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2018, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

28	JUNE 30, 2020

Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a

Janus Aspen Series	29

Janus Henderson VIT Forty Portfolio

Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP

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Additional Information (unaudited)

incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Program Administrator Report, and the Portfolio was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Portfolio’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with

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Useful Information About Your Portfolio Report (unaudited)

generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81115 08-20

SEMIANNUAL REPORT June 30, 2020

Janus Henderson VIT Global Research Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Research Portfolio

Janus Henderson VIT Global Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT

By investing in the best ideas from each global research sector team, this global all-cap growth portfolio seeks long-term growth of capital with volatility similar to its peers. Our analysts scour the globe to identify industry-leading companies with brand power, enduring business models and strong competitive positioning.

Team-Based Approach Led by Matthew Peron, Director of Research

Performance Overview

Janus Henderson VIT Global Research Portfolio’s Institutional Shares and Service Shares returned -3.70% and -3.82%, respectively, over the six-month period ended June 30, 2020, outperforming its primary benchmark, the MSCI World Index®, and its secondary benchmark, the MSCI All Country World Index®, which returned -5.77% and -6.25%, respectively.

Market Environment

After falling precipitously in the first quarter due to severe economic uncertainty triggered by the COVID-19 pandemic, global markets recouped much of their losses in the second quarter as the rate of infections leveled off and several countries reopened their economies. Unprecedented monetary and fiscal stimulus, as well as progress toward developing a vaccine, contributed to the rebound. Despite signs of economic improvement late in the period, however, the pace of a global economic recovery lagged that of the market recovery.

Performance Discussion

While we aim to outperform over shorter periods, our goal is to provide consistent outperformance long term by focusing on what we consider our strength: picking stocks and avoiding macroeconomic risks. Stocks are selected by our seven global sector teams, which employ a bottom-up, fundamental approach to identify what we believe are the best global opportunities.

Positive stock selection within the financials and communications sectors drove outperformance for the period. Conversely, our energy and technology holdings detracted from the Portfolio’s relative results.

Top relative contributors included technology holdings ASML and Adobe. As a leading manufacturer of chip-making equipment, ASML benefited from continued robust demand for semiconductors in multiple end markets, notably servers. Strong growth in digital media – across both creative and document clouds – drove gains for software maker Adobe, which reported record revenue for its most recent quarter. Work from home accelerated demand for certain of these products. Additionally, Adobe showed strong operating margin leverage.

Amazon also contributed to relative gains. Nearly all its business lines continued to benefit from the disrupted environment caused by the pandemic. E-commerce, both traditional and Whole Foods grocers, saw increased demand for deliveries. Amazon’s extensive direct-to-consumer distribution network proved to be a significant area of strength. Its Amazon Web Services (AWS) cloud computing platform has seen continued strength, driven in part by an increase in the number of people working from home.

While pleased to outperform the benchmark this period, we were disappointed by the weak relative results of select holdings, including Apple. The technology hardware and services company was part of a cohort of mega cap technology stocks that drove equity markets during the period. We are positive on the stock, but our weighting, while material, was underweight the Portfolio’ primary benchmark. As a result, we were unable to benefit from the rally in Apple’s stock to the same degree as our primary benchmark.

Relative detractors also included companies that experienced the greatest disruption to their businesses due to the pandemic. For example, Norwegian Cruise Line saw a significant increase in cancellations and decrease in new bookings as a result of travel bans. Given the severity of the stock’s decline and looming uncertainty about when the virus will be contained, we sold our position.

Air travel also declined sharply. Our exposure to jet engine manufacturer Safran consequently detracted from relative returns. As major airlines grounded planes, investors became concerned that Safran’s aftermarket revenues (engine service and spare parts) would decrease. We believe company fundamentals remain strong and that

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aerospace will be one of the first industries to recover from the downturn.

Outlook

While we were encouraged by the stock market’s rebound during the second quarter, in our view, recent gains do not reflect economic reality. Notably, while several key economies enjoyed stronger-than-expected increases in manufacturing output in June, global manufacturing activity remains in a contractionary mode, suggesting the road to a broad recovery will be uneven and gradual.

What market gains did reflect was that the same mega cap technology and communications stocks that drove indices to record highs in February remained the leaders during the second quarter. Although we expect these stocks to stay in favor, we anticipate the recovery will eventually broaden and include companies whose prospects are underappreciated, including those with business models that could add value in a post-COVID-19 world or experience rebounding demand as pandemic-related lockdowns ease. Conversely, other businesses could see end markets wither away as consumer and enterprise behaviors permanently change.

In each of these scenarios, we believe long-term stock performance will be determined by a company’s underlying merits rather than by the sector in which it is categorized. With this in mind, we continue to rely on the rigorous fundamental research of our equity analysts and the capital structure expertise of our fixed income team to scrutinize the long-term viability of a company’s growth prospects and financial strength.

To that end, we have identified a number of companies with stock prices that, in our opinion, do not fully reflect their exposure to secular growth themes or ability to participate in an economic recovery. At the same time, we reduced our exposure to business models that we believe may be fundamentally challenged as the economy struggles to regain its footing. While it is too early to identify a clear path out of the COVID-19-impacted downturn, we believe our fine-tuning of the Portfolio has positioned it for a variety of economic outcomes.

Thank you for your investment in Janus Henderson VIT Global Research Portfolio.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Adobe Inc	2.12%	0.54%	Apple Inc	0.02%	-0.91%
Amazon.com Inc	3.46%	0.50%	Norwegian Cruise Line Holdings Ltd	0.26%	-0.48%
ASML Holding NV	1.88%	0.43%	Safran SA	1.30%	-0.45%
Netflix Inc	1.45%	0.39%	Microsoft Corp	1.79%	-0.43%
Tencent Holdings Ltd	0.98%	0.34%	Suncor Energy Inc	0.77%	-0.41%

	3 Top Contributors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Financials	2.60%	19.59%	19.34%
	Communications	1.63%	10.67%	10.43%
	Other**	-0.19%	0.49%	0.02%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Energy	-0.66%	7.32%	7.39%
	Technology	-0.43%	15.15%	15.59%
	Industrials	-0.34%	16.01%	16.08%
	Healthcare	-0.27%	13.84%	14.04%
	Consumer	-0.23%	16.93%	17.11%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Amazon.com Inc
Internet & Direct Marketing Retail	4.0%
Microsoft Corp
Software	3.4%
Apple Inc
Technology Hardware, Storage & Peripherals	2.7%
Alphabet Inc - Class C
Interactive Media & Services	2.5%
Adobe Inc
Software	2.3%
14.9%

Asset Allocation - (% of Net Assets)
Common Stocks	99.6%
Investments Purchased with Cash Collateral from Securities Lending	0.5%
Rights	0.0%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of December 31, 2019

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Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-3.70%	5.05%	6.96%	9.86%	8.20%	0.79%
Service Shares	-3.82%	4.78%	6.70%	9.58%	7.92%	1.04%
MSCI World Index	-5.77%	2.84%	6.90%	9.95%	6.86%
MSCI All Country World Index	-6.25%	2.11%	6.46%	9.16%	N/A**
Morningstar Quartile - Institutional Shares	-	2nd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	316/890	273/730	191/515	65/144

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective April 13, 2020, Matthew Peron is the Portfolio Manager of the Portfolio and provides general oversight of the Research Team.

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

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Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Institutional Shares	$1,000.00	$963.00	$4.10	$1,000.00	$1,020.69	$4.22	0.84%
Service Shares	$1,000.00	$961.80	$5.32	$1,000.00	$1,019.44	$5.47	1.09%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 99.6%
Aerospace & Defense – 2.8%
CAE Inc	274,798	$4,457,825
L3Harris Technologies Inc	44,207	7,500,602
Safran SA*	78,016	7,803,466
		19,761,893
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	60,328	4,002,160
Auto Components – 0.7%
Aptiv PLC	65,187	5,079,371
Automobiles – 0.3%
Maruti Suzuki India Ltd	27,689	2,152,353
Banks – 3.3%
BNP Paribas SA*	74,830	2,966,246
Citigroup Inc	93,258	4,765,484
HDFC Bank Ltd	272,691	3,887,363
JPMorgan Chase & Co	122,431	11,515,860
		23,134,953
Beverages – 3.3%
Constellation Brands Inc	74,476	13,029,576
Pernod Ricard SA	65,396	10,277,386
		23,306,962
Biotechnology – 3.6%
AbbVie Inc	79,898	7,844,386
Ascendis Pharma A/S (ADR)*	16,916	2,501,876
Global Blood Therapeutics Inc*	29,778	1,879,885
Mirati Therapeutics Inc*	21,079	2,406,589
Neurocrine Biosciences Inc*	33,321	4,065,162
Sarepta Therapeutics Inc*	20,137	3,228,767
Vertex Pharmaceuticals Inc*	11,513	3,342,339
		25,269,004
Building Products – 1.2%
Daikin Industries Ltd	51,800	8,330,918
Capital Markets – 3.0%
Blackstone Group Inc	121,011	6,856,483
Hong Kong Exchanges & Clearing Ltd	87,300	3,720,707
London Stock Exchange Group PLC	64,075	6,627,075
Morgan Stanley	81,917	3,956,591
		21,160,856
Chemicals – 2.0%
Air Products & Chemicals Inc	30,174	7,285,814
Sherwin-Williams Co	11,055	6,388,132
		13,673,946
Construction Materials – 0.2%
Vulcan Materials Co	14,207	1,645,881
Consumer Finance – 1.5%
Nexi SpA (144A)*	391,752	6,766,759
Synchrony Financial	172,231	3,816,639
		10,583,398
Electronic Equipment, Instruments & Components – 2.3%
Hexagon AB*	160,868	9,379,553
Keyence Corp	15,500	6,472,494
		15,852,047
Entertainment – 2.3%
Liberty Media Corp-Liberty Formula One*	171,583	5,440,897
Netflix Inc*	23,704	10,786,268
		16,227,165
Equity Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp	19,667	5,084,706
Crown Castle International Corp	28,825	4,823,864

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Equinix Inc	5,786	$4,063,508
		13,972,078
Health Care Equipment & Supplies – 2.5%
Abbott Laboratories	91,045	8,324,244
Boston Scientific Corp*	182,410	6,404,415
Dentsply Sirona Inc	53,536	2,358,796
		17,087,455
Health Care Providers & Services – 1.4%
Centene Corp*	63,097	4,009,814
Humana Inc	14,419	5,590,967
		9,600,781
Hotels, Restaurants & Leisure – 2.5%
GVC Holdings PLC	633,168	5,800,405
McDonald's Corp	35,887	6,620,075
Sands China Ltd	1,328,400	5,198,461
		17,618,941
Independent Power and Renewable Electricity Producers – 2.1%
NRG Energy Inc	261,378	8,510,468
Vistra Energy Corp	345,495	6,433,117
		14,943,585
Industrial Conglomerates – 0.9%
Honeywell International Inc	45,449	6,571,471
Information Technology Services – 4.6%
Fidelity National Information Services Inc	56,610	7,590,835
Mastercard Inc	39,838	11,780,097
Visa Inc	65,027	12,561,266
		31,932,198
Insurance – 4.9%
AIA Group Ltd	944,000	8,786,099
Aon PLC	35,131	6,766,231
Beazley PLC	355,692	1,804,940
Intact Financial Corp	52,026	4,952,320
Progressive Corp	104,869	8,401,056
Prudential PLC	207,786	3,128,672
		33,839,318
Interactive Media & Services – 5.3%
Alphabet Inc - Class C*	12,219	17,272,901
Facebook Inc*	54,837	12,451,838
Tencent Holdings Ltd	108,500	6,969,548
		36,694,287
Internet & Direct Marketing Retail – 4.8%
Alibaba Group Holding Ltd (ADR)*	27,494	5,930,456
Amazon.com Inc*	10,088	27,830,976
		33,761,432
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	16,913	6,128,256
Machinery – 1.1%
Parker-Hannifin Corp	40,914	7,498,309
Metals & Mining – 1.4%
Rio Tinto PLC	113,673	6,395,321
Teck Resources Ltd	305,446	3,199,825
		9,595,146
Multi-Utilities – 1.9%
National Grid PLC	394,709	4,832,502
RWE AG	242,994	8,500,157
		13,332,659
Oil, Gas & Consumable Fuels – 2.7%
Canadian Natural Resources Ltd	85,908	1,490,447

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Cheniere Energy Inc*	59,686	$2,884,028
Enterprise Products Partners LP	127,260	2,312,314
Marathon Petroleum Corp	98,101	3,667,015
Suncor Energy Inc	230,665	3,889,732
TOTAL SA#	120,023	4,571,247
		18,814,783
Personal Products – 1.8%
Unilever NV	242,098	12,838,684
Pharmaceuticals – 5.7%
AstraZeneca PLC	65,678	6,845,585
Bristol-Myers Squibb Co	77,772	4,572,994
Catalent Inc*	81,255	5,955,991
Elanco Animal Health Inc*	168,004	3,603,686
Merck & Co Inc	112,954	8,734,733
Novartis AG	88,388	7,682,119
Takeda Pharmaceutical Co Ltd	71,550	2,554,021
		39,949,129
Road & Rail – 1.7%
CSX Corp	98,796	6,890,033
Uber Technologies Inc*	156,144	4,852,956
		11,742,989
Semiconductor & Semiconductor Equipment – 5.8%
ASML Holding NV	40,885	14,986,305
Microchip Technology Inc	61,092	6,433,599
Taiwan Semiconductor Manufacturing Co Ltd	822,000	8,701,239
Texas Instruments Inc	78,718	9,994,824
		40,115,967
Software – 9.7%
Adobe Inc*	37,567	16,353,291
Autodesk Inc*	29,960	7,166,132
Constellation Software Inc/Canada	5,110	5,770,641
Microsoft Corp	116,691	23,747,785
salesforce.com Inc*	47,671	8,930,208
SS&C Technologies Holdings Inc	99,183	5,601,856
		67,569,913
Technology Hardware, Storage & Peripherals – 2.7%
Apple Inc	52,299	19,078,675
Textiles, Apparel & Luxury Goods – 1.8%
adidas AG*	23,682	6,195,161
NIKE Inc	67,239	6,592,784
		12,787,945
Tobacco – 1.8%
British American Tobacco PLC	331,051	12,717,362
Trading Companies & Distributors – 1.4%
Ferguson PLC	122,926	10,054,300
Wireless Telecommunication Services – 1.1%
T-Mobile US Inc*	72,317	7,531,816
Total Common Stocks (cost $516,871,166)		695,958,386
Rights – 0%
Wireless Telecommunication Services – 0%
T-Mobile US Inc* (cost $0)	81,648	13,717
Investments Purchased with Cash Collateral from Securities Lending – 0.5%
Investment Companies – 0.4%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	2,643,840	2,643,840

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Investments Purchased with Cash Collateral from Securities Lending – (continued)
Time Deposits – 0.1%
Royal Bank of Canada, 0.0900%, 7/1/20	$660,960	$660,960
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,304,800)		3,304,800
Total Investments (total cost $520,175,966) – 100.1%		699,276,903
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(867,505)
Net Assets – 100%		$698,409,398

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$466,189,473	66.7%
United Kingdom	48,151,862	6.9
Netherlands	27,824,989	4.0
France	25,618,345	3.7
Canada	23,760,790	3.4
Hong Kong	17,705,267	2.5
Japan	17,357,433	2.5
Germany	14,695,318	2.1
China	12,900,004	1.8
Sweden	9,379,553	1.3
Taiwan	8,701,239	1.2
Switzerland	7,682,119	1.1
Italy	6,766,759	1.0
India	6,039,716	0.9
Ireland	4,002,160	0.6
Denmark	2,501,876	0.3

Total	$699,276,903	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$8,869	$373	$-	$-
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	176∆	-	-	2,643,840
Total Affiliated Investments - 0.4%	$9,045	$373	$-	$2,643,840

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - N/A
Money Markets - N/A
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	-	36,716,322	(36,716,695)	-
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Investment Companies - 0.4%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	2,715,120	(71,280)	2,643,840

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2020 is $6,766,759, which represents 1.0% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Aspen Series	13

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$11,958,427	$7,803,466	$-
Automobiles	-	2,152,353	-
Banks	16,281,344	6,853,609	-
Beverages	13,029,576	10,277,386	-
Building Products	-	8,330,918	-
Capital Markets	10,813,074	10,347,782	-
Consumer Finance	3,816,639	6,766,759	-
Electronic Equipment, Instruments & Components	-	15,852,047	-
Hotels, Restaurants & Leisure	6,620,075	10,998,866	-
Insurance	20,119,607	13,719,711	-
Interactive Media & Services	29,724,739	6,969,548	-
Metals & Mining	3,199,825	6,395,321	-
Multi-Utilities	-	13,332,659	-
Oil, Gas & Consumable Fuels	14,243,536	4,571,247	-
Personal Products	-	12,838,684	-
Pharmaceuticals	22,867,404	17,081,725	-
Semiconductor & Semiconductor Equipment	16,428,423	23,687,544	-
Textiles, Apparel & Luxury Goods	6,592,784	6,195,161	-
Tobacco	-	12,717,362	-
Trading Companies & Distributors	-	10,054,300	-
All Other	313,316,485	-	-
Rights	13,717	-	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,304,800	-
Total Assets	$489,025,655	$210,251,248	$-

14	JUNE 30, 2020

Janus Henderson VIT Global Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$696,633,063
Affiliated investments, at value(3)	2,643,840
Non-interested Trustees' deferred compensation	14,355
Receivables:
Investments sold	29,725,643
Dividends	527,205
Portfolio shares sold	285,771
Foreign tax reclaims	229,239
Other assets	2,982
Total Assets	730,062,098
Liabilities:
Due to custodian	65,919
Collateral for securities loaned (Note 2)	3,304,800
Payables:	—
Investments purchased	27,237,722
Advisory fees	425,051
Portfolio shares repurchased	407,635
12b-1 Distribution and shareholder servicing fees	41,193
Transfer agent fees and expenses	30,946
Professional fees	17,143
Non-interested Trustees' deferred compensation fees	14,355
Custodian fees	7,180
Non-interested Trustees' fees and expenses	3,521
Affiliated portfolio administration fees payable	1,428
Accrued expenses and other payables	95,807
Total Liabilities	31,652,700
Net Assets	$698,409,398
Net Assets Consist of:
Capital (par value and paid-in surplus)	$509,361,345
Total distributable earnings (loss)	189,048,053
Total Net Assets	$698,409,398
Net Assets - Institutional Shares	$497,079,620
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,710,517
Net Asset Value Per Share	$51.19
Net Assets - Service Shares	$201,329,778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,034,018
Net Asset Value Per Share	$49.91

(1) Includes cost of $517,532,126. (2) Includes $3,147,182 of securities on loan. See Note 2 in Notes to Financial Statements. (3) Includes cost of $2,643,840.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2020

Investment Income:
Dividends	$5,969,489
Dividends from affiliates	8,869
Affiliated securities lending income, net	176
Unaffiliated securities lending income, net	48
Foreign tax withheld	(299,615)
Total Investment Income	5,678,967
Expenses:
Advisory fees	2,540,738
12b-1 Distribution and shareholder servicing fees:
Service Shares	240,729
Transfer agent administrative fees and expenses:
Institutional Shares	120,387
Service Shares	48,146
Other transfer agent fees and expenses:
Institutional Shares	12,978
Service Shares	2,663
Professional fees	23,121
Shareholder reports expense	21,393
Custodian fees	18,215
Registration fees	11,586
Affiliated portfolio administration fees	8,426
Non-interested Trustees’ fees and expenses	6,231
Other expenses	40,700
Total Expenses	3,095,313
Net Investment Income/(Loss)	2,583,654
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	6,359,784
Investments in affiliates	373
Total Net Realized Gain/(Loss) on Investments	6,360,157
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(38,360,397)
Total Change in Unrealized Net Appreciation/Depreciation	(38,360,397)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(29,416,586)

(1) Includes change in unrealized appreciation/depreciation of $577 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson VIT Global Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2020 (unaudited)	Year ended December 31, 2019

Operations:
Net investment income/(loss)	$2,583,654	$7,549,236
Net realized gain/(loss) on investments	6,360,157	39,064,185
Change in unrealized net appreciation/depreciation	(38,360,397)	132,017,612
Net Increase/(Decrease) in Net Assets Resulting from Operations	(29,416,586)	178,631,033
Dividends and Distributions to Shareholders
Institutional Shares	(29,357,266)	(35,853,466)
Service Shares	(12,003,638)	(13,833,812)
Net Decrease from Dividends and Distributions to Shareholders	(41,360,904)	(49,687,278)
Capital Share Transactions:
Institutional Shares	7,634,515	(16,577,616)
Service Shares	7,213,176	(1,596,518)
Net Increase/(Decrease) from Capital Share Transactions	14,847,691	(18,174,134)
Net Increase/(Decrease) in Net Assets	(55,929,799)	110,769,621
Net Assets:
Beginning of period	754,339,197	643,569,576
End of period	$698,409,398	$754,339,197

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$56.59	$47.13	$51.20	$40.63	$40.24	$41.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.60	0.62	0.51	0.45	0.35
Net realized and unrealized gain/(loss)	(2.42)	12.67	(4.09)	10.45	0.37	(1.28)
Total from Investment Operations	(2.20)	13.27	(3.47)	10.96	0.82	(0.93)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.54)	(0.60)	(0.39)	(0.43)	(0.28)
Distributions (from capital gains)	(2.99)	(3.27)	—	—	—	—
Total Dividends and Distributions	(3.20)	(3.81)	(0.60)	(0.39)	(0.43)	(0.28)
Net Asset Value, End of Period	$51.19	$56.59	$47.13	$51.20	$40.63	$40.24
Total Return*	(3.70)%	29.04%	(6.87)%	27.03%	2.07%	(2.29)%
Net Assets, End of Period (in thousands)	$497,080	$539,915	$463,402	$540,594	$469,321	$509,494
Average Net Assets for the Period (in thousands)	$487,159	$511,859	$533,418	$512,287	$478,402	$560,660
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.79%	0.60%	0.64%	0.65%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.79%	0.60%	0.64%	0.65%	0.80%
Ratio of Net Investment Income/(Loss)	0.83%	1.13%	1.19%	1.05%	1.15%	0.83%
Portfolio Turnover Rate	21%	36%	36%	41%	45%	50%

Service Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$55.27	$46.15	$50.17	$39.87	$39.53	$40.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.45	0.48	0.38	0.35	0.24
Net realized and unrealized gain/(loss)	(2.36)	12.39	(4.00)	10.24	0.36	(1.26)
Total from Investment Operations	(2.21)	12.84	(3.52)	10.62	0.71	(1.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.45)	(0.50)	(0.32)	(0.37)	(0.22)
Distributions (from capital gains)	(2.99)	(3.27)	—	—	—	—
Total Dividends and Distributions	(3.15)	(3.72)	(0.50)	(0.32)	(0.37)	(0.22)
Net Asset Value, End of Period	$49.91	$55.27	$46.15	$50.17	$39.87	$39.53
Total Return*	(3.82)%	28.71%	(7.08)%	26.68%	1.82%	(2.53)%
Net Assets, End of Period (in thousands)	$201,330	$214,425	$180,168	$210,318	$179,125	$202,896
Average Net Assets for the Period (in thousands)	$194,818	$198,883	$206,497	$197,483	$186,563	$218,006
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.04%	0.85%	0.89%	0.90%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.04%	0.85%	0.89%	0.90%	1.05%
Ratio of Net Investment Income/(Loss)	0.58%	0.88%	0.94%	0.81%	0.91%	0.57%
Portfolio Turnover Rate	21%	36%	36%	41%	45%	50%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2020

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to

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economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the

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Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$3,147,182	$—	$(3,147,182)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Portfolio. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,147,182. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $3,304,800, resulting in the net amount due to the counterparty of $157,618.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

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Notes to Financial Statements (unaudited)

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Portfolio’s Service Shares, for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.75%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are

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employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,422 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2020. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $220,425 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2020, the Portfolio engaged in cross trades amounting to $1,321,672 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 518,507,338	$207,575,776	$(26,806,211)	$ 180,769,565

5. Capital Share Transactions

	Period ended June 30, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	142,679	$ 7,419,828	211,898	$ 11,104,330
Reinvested dividends and distributions	592,119	29,357,266	700,470	35,853,466
Shares repurchased	(564,449)	(29,142,579)	(1,204,072)	(63,535,412)
Net Increase/(Decrease)	170,349	$ 7,634,515	(291,704)	$(16,577,616)
Service Shares:
Shares sold	154,225	$ 7,610,131	230,603	$ 11,845,436
Reinvested dividends and distributions	248,317	12,003,638	276,671	13,833,812
Shares repurchased	(248,031)	(12,400,593)	(531,967)	(27,275,766)
Net Increase/(Decrease)	154,511	$ 7,213,176	(24,693)	$ (1,596,518)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$142,494,168	$ 168,069,513	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio's investments. This may impact liquidity in the marketplace, which in turn may affect the Portfolio's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent

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a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. Historically, the Portfolio filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons, any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance, and the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of

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Additional Information (unaudited)

each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2018, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP

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Additional Information (unaudited)

incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Program Administrator Report, and the Portfolio was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Portfolio’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Janus Henderson VIT Global Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with

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Useful Information About Your Portfolio Report (unaudited)

generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Global Research Portfolio

Notes

NotesPage1

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Notes

NotesPage2

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Janus Henderson VIT Global Research Portfolio

Notes

NotesPage3

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81112 08-20

SEMIANNUAL REPORT June 30, 2020

Janus Henderson VIT Global Technology and Innovation Portfolio (formerly Janus Henderson VIT Global Technology Portfolio)

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

PORTFOLIO SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Denny Fish portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2020, Janus Henderson VIT Global Technology Portfolio’s Institutional Shares and Service Shares returned 17.75% and 17.49%, respectively. By comparison, the Portfolio’s benchmarks, the S&P 500® Index and the MSCI All Country World Information Technology IndexSM, returned -3.08% and 12.21%, respectively.

INVESTMENT ENVIRONMENT

Global equity markets endured a tumultuous period as economic activity across much of the world contracted as countries dealt with the COVID-19 pandemic. Later, stocks surged on large-scale policy responses. Throughout both the sell-off and recovery, tech stocks outperformed broader equities as many of the sector’s products were relied upon to help consumers and businesses navigate social distancing measures.

PERFORMANCE DISCUSSION

Since we believe technology markets are complex, we construct a Portfolio with special attention to downside risk that seeks to balance resilience and optionality. Resilience positions tend to be larger, established companies with more stable, long duration growth profiles. Positions that exhibit optionality tend to be companies earlier in their growth cycle with potential for higher sustainable growth. We believe our focus on stocks that are less volatile on a risk-adjusted basis than those in the MSCI benchmark and that are well positioned to benefit from the rapid rate of change in technology will provide better performance for our shareholders over the long term.

Perhaps no other company registered an increase in demand for its products more than Amazon. E-commerce went mainstream as households sheltered in place and slow adopters of online shopping became reliant on digital purchases. Similarly, the company’s cloud business proved to be a valuable tool for companies seeking to increase their capabilities as customers and employees adapted to working remotely.

The increased usage of e-commerce also aided Brazil’s MercadoLibre. The company registered a marked increase in transactions on its digital payments platform as well. This payments platform and e-commerce activity are primed to grow in coming years as the penetration of these services in Latin America rises toward the levels registered in the U.S. and China.

Given the large share of the Index that Apple commands, we maintain an underweight in the stock. This can detract from Fund results when the stock outperforms, as was the case this quarter. We have increased our exposure to Apple given our favorable view of the company’s transition to a model geared more to services and wearables.

Another detractor was Alibaba. The company is undergoing a significant investment cycle, but so far, few of its potential new endeavors have convinced shareholders that these investments will result in lucrative new products or markets. On a positive note, Alibaba could be one of the key beneficiaries of a move to Hong Kong listing whereby Chinese investors will have the ability to directly invest in it.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

The technology sector finds itself in a unique position as the global economy continues to navigate the COVID-19 pandemic. The recent broad equities rally indicates that investors believe economic growth is close to finding sound footing. Should that be the case, we’d expect more economically sensitive segments of tech to perform well.

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Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Among these are semiconductors, digital advertising and payments. The latter category is of note, as we’d expect it to behave more like software than semis. But while we believe digital payments are a durable, secular theme, these businesses weren’t constructed to withstand a shutdown of the global economy. While this has resulted in payment stocks lagging, we believe these business models are well positioned to participate in an increasingly digital economy.

Should an economic recovery remain elusive, however, we’d expect other secular growth themes to remain favored investment destinations. Among these are e-commerce, the cloud, the Internet of Things and artificial intelligence.

Thank you for your investment in Janus Henderson VIT Global Technology Portfolio.

2	JUNE 30, 2020

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Amazon.com Inc	4.64%	1.53%	Microsoft Corp	7.91%	-1.03%
Cadence Design Systems Inc	1.79%	0.51%	Apple Inc	5.69%	-1.02%
Avalara Inc	0.87%	0.49%	PayPal Holdings Inc	0.45%	-0.50%
Samsung Electronics Co Ltd	0.62%	0.48%	ON Semiconductor Corporation	0.40%	-0.44%
Adobe Inc	4.49%	0.47%	Amphenol Corporation Class A	0.95%	-0.43%

	4 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Information Technology	3.18%	70.49%	100.00%
	Consumer Discretionary	2.44%	9.89%	0.00%
	Communication Services	0.67%	10.48%	0.00%
	Real Estate	0.45%	4.46%	0.00%

	2 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Other**	-0.98%	3.17%	0.00%
	Industrials	-0.25%	1.51%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.2%
Apple Inc
Technology Hardware, Storage & Peripherals	7.9%
Amazon.com Inc
Internet & Direct Marketing Retail	4.9%
Adobe Inc
Software	4.7%
ASML Holding NV
Semiconductor & Semiconductor Equipment	4.1%
29.8%

Asset Allocation - (% of Net Assets)
Common Stocks	98.2%
Investment Companies	2.6%
Investments Purchased with Cash Collateral from Securities Lending	0.6%
Preferred Stocks	0.0%
Rights	0.0%
Other	(1.4)%
100.0%

Emerging markets comprised 9.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of December 31, 2019

4	JUNE 30, 2020

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	17.75%	33.95%	23.77%	20.40%	5.33%	0.75%
Service Shares	17.49%	33.58%	23.44%	20.10%	5.07%	0.99%
S&P 500 Index	-3.08%	7.51%	10.73%	13.99%	5.81%
MSCI All Country World Information Technology Index	12.21%	31.85%	20.14%	17.60%	4.06%**
Morningstar Quartile - Institutional Shares	-	1st	1st	1st	2nd
Morningstar Ranking - based on total returns for Technology Funds	-	58/231	17/190	23/178	58/112

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

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Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

Effective April 29, 2020, Global Technology Portfolio changed its name to Global Technology and Innovation Portfolio.

Effective June 30, 2020, Denny Fish is Portfolio Manager of the Portfolio.

*The Portfolio’s inception date – January 18, 2000

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

6	JUNE 30, 2020

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Institutional Shares	$1,000.00	$1,177.50	$4.01	$1,000.00	$1,021.18	$3.72	0.74%
Service Shares	$1,000.00	$1,174.90	$5.30	$1,000.00	$1,019.99	$4.92	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 98.2%
Aerospace & Defense – 0.2%
Axon Enterprise Inc*	11,936	$1,171,280
Electronic Equipment, Instruments & Components – 0.5%
Cognex Corp	53,776	3,211,503
Entertainment – 1.7%
Netflix Inc*	23,186	10,550,557
Equity Real Estate Investment Trusts (REITs) – 4.2%
American Tower Corp	31,821	8,227,001
Crown Castle International Corp	42,702	7,146,180
Equinix Inc	14,251	10,008,477
		25,381,658
Information Technology Services – 12.1%
Adyen NV (144A)*	1,851	2,696,478
Fidelity National Information Services Inc	84,346	11,309,955
Global Payments Inc	17,374	2,946,978
GoDaddy Inc*	38,679	2,836,331
Mastercard Inc	82,490	24,392,293
Okta Inc*	7,439	1,489,511
PayPal Holdings Inc*	18,507	3,224,475
Shift4 Payments Inc - Class A*	18,475	655,862
Twilio Inc*	18,301	4,015,605
Visa Inc	67,029	12,947,992
WEX Inc*	10,744	1,772,867
Wix.com Ltd*	21,566	5,525,641
		73,813,988
Interactive Media & Services – 8.2%
Alphabet Inc - Class C*	9,532	13,474,531
Facebook Inc*	74,866	16,999,823
Match Group Inc*,#	36,486	3,905,826
Snap Inc*	84,052	1,974,381
Tencent Holdings Ltd	215,200	13,823,472
		50,178,033
Internet & Direct Marketing Retail – 9.7%
Alibaba Group Holding Ltd (ADR)*	80,591	17,383,479
Amazon.com Inc*	10,940	30,181,491
Etsy Inc*	26,922	2,859,924
Meituan Dianping*	128,200	2,847,819
MercadoLibre Inc*	6,163	6,075,300
		59,348,013
Leisure Products – 0.2%
Peloton Interactive Inc - Class A*	17,637	1,018,889
Media – 0.4%
Liberty Broadband Corp*	19,902	2,467,052
Professional Services – 1.0%
CoStar Group Inc*	8,562	6,084,757
Semiconductor & Semiconductor Equipment – 20.9%
ASML Holding NV	68,442	25,087,262
Cree Inc*	15,503	917,623
KLA Corp	32,860	6,390,613
Lam Research Corp	49,453	15,996,067
Microchip Technology Inc	133,523	14,061,307
Micron Technology Inc*	161,709	8,331,248
NVIDIA Corp	36,126	13,724,629
Silicon Laboratories Inc*	6,713	673,113
Taiwan Semiconductor Manufacturing Co Ltd	1,700,000	17,995,263
Texas Instruments Inc	156,524	19,873,852
Xilinx Inc	50,070	4,926,387
		127,977,364
Software – 30.1%
Adobe Inc*	65,378	28,459,697

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
Atlassian Corp PLC*	33,590	$6,055,269
Autodesk Inc*	30,490	7,292,903
Avalara Inc*	46,759	6,223,155
Cadence Design Systems Inc*	141,129	13,542,739
Ceridian HCM Holding Inc*	31,572	2,502,712
Constellation Software Inc/Canada	3,790	4,279,986
Guidewire Software Inc*	24,244	2,687,447
Intuit Inc	9,019	2,671,338
Medallia Inc*	71,360	1,801,126
Microsoft Corp	245,062	49,872,568
Nice Ltd (ADR)*	24,156	4,571,281
Paylocity Holding Corp*	8,952	1,306,007
RealPage Inc*	32,678	2,124,397
RingCentral Inc*	12,370	3,525,574
SailPoint Technologies Holding Inc*	129,510	3,428,130
salesforce.com Inc*	113,213	21,208,191
ServiceNow Inc*	3,529	1,429,457
Tyler Technologies Inc*	11,846	4,109,140
Workday Inc*	23,349	4,374,669
Zendesk Inc*	140,939	12,477,330
		183,943,116
Specialty Retail – 0.3%
Vroom Inc*,#	39,105	2,038,935
Technology Hardware, Storage & Peripherals – 7.9%
Apple Inc	132,740	48,423,552
Wireless Telecommunication Services – 0.8%
T-Mobile US Inc*	46,337	4,825,999
Total Common Stocks (cost $319,468,933)		600,434,696
Preferred Stocks – 0%
Software – 0%
Magic Leap Inc - Series D*,¢,§ (cost $1,585,170)	58,710	48,905
Rights – 0%
Wireless Telecommunication Services – 0%
T-Mobile US Inc* (cost $0)	46,337	7,785
Investment Companies – 2.6%
Money Markets – 2.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $15,917,062)	15,915,470	15,917,062
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Investment Companies – 0.5%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	3,045,521	3,045,521
Time Deposits – 0.1%
Royal Bank of Canada, 0.0900%, 7/1/20	$761,380	761,380
Total Investments Purchased with Cash Collateral from Securities Lending (cost $3,806,901)		3,806,901
Total Investments (total cost $340,778,066) – 101.4%		620,215,349
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(8,518,332)
Net Assets – 100%		$611,697,017

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$513,874,099	82.8%
China	34,054,770	5.5
Netherlands	27,783,740	4.5
Taiwan	17,995,263	2.9
Israel	10,096,922	1.6
Brazil	6,075,300	1.0
Australia	6,055,269	1.0
Canada	4,279,986	0.7

Total	$620,215,349	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$44,581	$(3,076)	$496	$15,917,062
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	89,648∆	-	-	3,045,521
Total Affiliated Investments - 3.1%	$134,229	$(3,076)	$496	$18,962,583

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	12,154,279	90,248,708	(86,483,345)	15,917,062
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	1,499,059	13,487,749	(11,941,287)	3,045,521

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments (unaudited)

June 30, 2020

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2020.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2020

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ 7,254	$ -	$ 7,254
Purchased options contracts	-	(549,847)	(549,847)
Written options contracts	-	863,746	863,746

Total	$ 7,254	$313,899	$321,153

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ (3,115)	$ -	$ (3,115)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2020

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 568,955
Purchased options contracts, call	66,843
Written options contracts, put	135,986

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2020 is $2,696,478, which represents 0.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of June 30, 2020)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Series D	10/5/17	$1,585,170	$48,905	0.0%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2020. The issuer incurs all registration costs.

12	JUNE 30, 2020

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Information Technology Services	$71,117,510	$2,696,478	$-
Interactive Media & Services	36,354,561	13,823,472	-
Internet & Direct Marketing Retail	56,500,194	2,847,819	-
Semiconductor & Semiconductor Equipment	84,894,839	43,082,525	-
All Other	289,117,298	-	-
Preferred Stocks	-	-	48,905
Rights	7,785	-	-
Investment Companies	-	15,917,062	-
Investments Purchased with Cash Collateral from Securities Lending	-	3,806,901	-
Total Assets	$537,992,187	$82,174,257	$48,905

Janus Aspen Series	13

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$601,252,766
Affiliated investments, at value(3)	18,962,583
Cash	58,591
Deposits with brokers for OTC derivatives	60,000
Non-interested Trustees' deferred compensation	12,571
Receivables:
Portfolio shares sold	231,957
Dividends	202,588
Dividends from affiliates	3,470
Foreign tax reclaims	694
Other assets	29,532
Total Assets	620,814,752
Liabilities:
Collateral for securities loaned (Note 3)	3,806,901
Payables:	—
Investments purchased	4,451,936
Portfolio shares repurchased	326,010
Advisory fees	308,547
12b-1 Distribution and shareholder servicing fees	112,762
Transfer agent fees and expenses	25,360
Professional fees	20,480
Non-interested Trustees' deferred compensation fees	12,571
Custodian fees	4,709
Non-interested Trustees' fees and expenses	2,563
Affiliated portfolio administration fees payable	1,205
Accrued expenses and other payables	44,691
Total Liabilities	9,117,735
Net Assets	$611,697,017
Net Assets Consist of:
Capital (par value and paid-in surplus)	$294,823,986
Total distributable earnings (loss)	316,873,031
Total Net Assets	$611,697,017
Net Assets - Institutional Shares	$36,243,176
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,288,494
Net Asset Value Per Share	$15.84
Net Assets - Service Shares	$575,453,841
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,999,800
Net Asset Value Per Share	$15.98

(1) Includes cost of $321,815,483. (2) Includes $3,727,761 of securities on loan. See Note 3 in Notes to Financial Statements. (3) Includes cost of $18,962,583.

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2020

Investment Income:
Dividends	$1,795,447
Affiliated securities lending income, net	89,648
Dividends from affiliates	44,581
Unaffiliated securities lending income, net	1,525
Other income	181
Foreign tax withheld	(72,980)
Total Investment Income	1,858,402
Expenses:
Advisory fees	1,687,173
12b-1 Distribution and shareholder servicing fees:
Service Shares	616,034
Transfer agent administrative fees and expenses:
Institutional Shares	8,604
Service Shares	123,207
Other transfer agent fees and expenses:
Institutional Shares	837
Service Shares	5,545
Professional fees	24,050
Shareholder reports expense	19,406
Custodian fees	13,534
Affiliated portfolio administration fees	6,591
Non-interested Trustees’ fees and expenses	4,672
Registration fees	449
Other expenses	36,770
Total Expenses	2,546,872
Net Investment Income/(Loss)	(688,470)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	38,547,285
Investments in affiliates	(3,076)
Purchased options contracts	(549,847)
Forward foreign currency exchange contracts	7,254
Written options contracts	863,746
Total Net Realized Gain/(Loss) on Investments	38,865,362
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	50,570,609
Investments in affiliates	496
Forward foreign currency exchange contracts	(3,115)
Total Change in Unrealized Net Appreciation/Depreciation	50,567,990
Net Increase/(Decrease) in Net Assets Resulting from Operations	$88,744,882

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Technology and Innovation Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2020 (unaudited)	Year ended December 31, 2019

Operations:
Net investment income/(loss)	$(688,470)	$(548,816)
Net realized gain/(loss) on investments	38,865,362	55,317,878
Change in unrealized net appreciation/depreciation	50,567,990	117,110,575
Net Increase/(Decrease) in Net Assets Resulting from Operations	88,744,882	171,879,637
Dividends and Distributions to Shareholders:
Institutional Shares	(3,732,594)	(2,260,354)
Service Shares	(51,548,235)	(32,195,447)
Net Decrease from Dividends and Distributions to Shareholders	(55,280,829)	(34,455,801)
Capital Share Transactions:
Institutional Shares	(408,386)	1,742,106
Service Shares	35,504,360	8,900,448
Net Increase/(Decrease) from Capital Share Transactions	35,095,974	10,642,554
Net Increase/(Decrease) in Net Assets	68,560,027	148,066,390
Net Assets:
Beginning of period	543,136,990	395,070,600
End of period	$611,697,017	$543,136,990

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson VIT Global Technology and Innovation Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$14.88	$11.06	$11.40	$8.37	$7.63	$8.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.02	0.01	—(2)	—(2)	0.02
Net realized and unrealized gain/(loss)	2.53	4.81	0.20	3.68	1.05	0.41
Total from Investment Operations	2.53	4.83	0.21	3.68	1.05	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.02)	—
Distributions (from capital gains)	(1.57)	(1.01)	(0.55)	(0.65)	(0.29)	(1.23)
Total Dividends and Distributions	(1.57)	(1.01)	(0.55)	(0.65)	(0.31)	(1.23)
Net Asset Value, End of Period	$15.84	$14.88	$11.06	$11.40	$8.37	$7.63
Total Return*	17.75%	45.17%	1.19%	45.09%	14.21%	4.85%
Net Assets, End of Period (in thousands)	$36,243	$34,515	$24,240	$24,815	$9,935	$9,004
Average Net Assets for the Period (in thousands)	$34,794	$30,035	$27,658	$12,729	$9,164	$8,635
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.75%	0.76%	0.76%	0.78%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.75%	0.76%	0.76%	0.78%	0.76%
Ratio of Net Investment Income/(Loss)	(0.04)%	0.11%	0.09%	0.03%	0.06%	0.28%
Portfolio Turnover Rate	22%	30%	32%	23%	62%	43%

Service Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.03	$11.19	$11.56	$8.49	$7.75	$8.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	—(2)
Net realized and unrealized gain/(loss)	2.54	4.87	0.20	3.74	1.06	0.42
Total from Investment Operations	2.52	4.85	0.18	3.72	1.04	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.01)	—
Distributions (from capital gains)	(1.57)	(1.01)	(0.55)	(0.65)	(0.29)	(1.23)
Total Dividends and Distributions	(1.57)	(1.01)	(0.55)	(0.65)	(0.30)	(1.23)
Net Asset Value, End of Period	$15.98	$15.03	$11.19	$11.56	$8.49	$7.75
Total Return*	17.49%	44.82%	0.91%	44.91%	13.85%	4.65%
Net Assets, End of Period (in thousands)	$575,454	$508,622	$370,831	$369,931	$245,967	$169,607
Average Net Assets for the Period (in thousands)	$498,327	$449,847	$416,626	$320,729	$212,136	$158,428
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	0.99%	1.00%	1.00%	1.03%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	0.99%	1.00%	1.00%	1.03%	1.01%
Ratio of Net Investment Income/(Loss)	(0.28)%	(0.13)%	(0.16)%	(0.21)%	(0.19)%	0.02%
Portfolio Turnover Rate	22%	30%	32%	23%	62%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology and Innovation Portfolio (formerly Janus Henderson VIT Global Technology Portfolio) (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

18	JUNE 30, 2020

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2020.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities

Janus Aspen Series	19

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements (unaudited)

at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2020 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

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Notes to Financial Statements (unaudited)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's ("Janus Capital") ability to establish and maintain appropriate systems and trading.

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Notes to Financial Statements (unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

There were no forward foreign currency exchange contracts held at June 30, 2020.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable).

Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

During the period, the Portfolio purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

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Notes to Financial Statements (unaudited)

During the period, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

There were no options held at June 30, 2020.

3. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the

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Notes to Financial Statements (unaudited)

agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

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Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$3,727,761	$—	$(3,727,761)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Portfolio. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay

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in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $3,727,761. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $3,806,901, resulting in the net amount due to the counterparty of $79,140.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.00% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing April 29, 2020. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use

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Notes to Financial Statements (unaudited)

this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,422 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2020. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $220,425 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing

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Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 342,654,570	$279,510,365	$ (1,949,586)	$ 277,560,779

6. Capital Share Transactions

	Period ended June 30, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	552,869	$ 8,179,861	626,649	$ 8,304,867
Reinvested dividends and distributions	252,544	3,732,594	176,315	2,260,354
Shares repurchased	(835,785)	(12,320,841)	(675,638)	(8,823,115)
Net Increase/(Decrease)	(30,372)	$ (408,386)	127,326	$ 1,742,106
Service Shares:
Shares sold	4,526,681	$69,529,479	5,333,151	$72,002,874
Reinvested dividends and distributions	3,454,976	51,548,235	2,484,217	32,195,447
Shares repurchased	(5,826,870)	(85,573,354)	(7,126,216)	(95,297,873)
Net Increase/(Decrease)	2,154,787	$35,504,360	691,152	$ 8,900,448

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Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$116,036,861	$ 135,835,720	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

9. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio's investments. This may impact liquidity in the marketplace, which in turn may affect the Portfolio's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio's ability to achieve its investment objective.

10. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. Historically, the Portfolio filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons, any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance, and the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of

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Additional Information (unaudited)

each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2018, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP

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Additional Information (unaudited)

incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Program Administrator Report, and the Portfolio was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Portfolio’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with

38	JUNE 30, 2020

Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes

NotesPage1

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes

NotesPage2

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81119 08-20

SEMIANNUAL REPORT June 30, 2020

Janus Henderson VIT Mid Cap Value Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Mid Cap Value Portfolio

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

PORTFOLIO SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies that have strong management teams, stable balance sheets and durable competitive advantages and are trading at attractive valuations. We seek to achieve excess returns over full market cycles with less risk than our benchmark and peers as measured by standard deviation, beta and down-market capture.

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE

For the six-month period ended June 30, 2020, the Janus Henderson VIT Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned -18.26% and -18.43%, respectively, while its benchmark, the Russell Midcap® Value Index, returned -18.09%.

INVESTMENT ENVIRONMENT

Equities experienced heightened volatility in the first half of the period as the COVID 19 coronavirus spread worldwide, disrupting travel and supply chains. This pandemic halted economic activity and triggered a first quarter equity sell-off of historic proportions. The Federal Reserve provided support for the economy with near-zero interest rates and expanded asset buying. Indeed, the largesse of fiscal and monetary policies has seemed to know no bounds. Stocks recovered ground later in the period as a result of that support coupled with declining COVID-19 infection rates and the reopening of economies. Investors then looked past weak economic data to focus on prospects for a recovery in the latter part of 2020. The divergence between Main Street and Wall Street has seemed to widen as economies have reopened. Assessing valuations in a market that continues to rally has remained a challenge, as the range of earnings outcomes is expansive, warranting a more defensive approach.

PERFORMANCE DISCUSSION

The Portfolio underperformed relative to the benchmark over the six-month period. During the sell-off in March, investors favored companies with better balance sheets and more defensive business models, but the market rally in the second half of the review period was driven by lower-quality stocks as those with the highest betas and no earnings performed the best by a wide margin. Cyclical sectors sharply outperformed, and the Portfolio’s more defensively oriented holdings lagged.

The Portfolio’s relative underperformance was driven by stock selection in financials, materials and energy. Energy was the worst-performing sector in the benchmark over the period, and while our underweight was beneficial, our stock selection hurt relative returns. ChampionX, a global leader in oilfield chemical and fluid solutions, drilling and automation technology and artificial lift solutions, was the largest individual detractor on a relative basis; also among top detractors was Cimarex, a leading exploration and production company. Although oil prices rebounded after a sharp sell-off earlier in the period, we maintain a cautious view, as we believe it is difficult for most oil and gas-related companies to be profitable at current oil prices.

In financials, stock selection as well as the Portfolio’s overweight in both banks and insurance detracted from relative performance. Banks especially was an area in cyclicals that did not rebound due to concerns of declining credit quality. The Portfolio’s overweight in insurance, which had been additive to performance in recent years, hurt relative returns as these more defensively oriented stocks lagged over the period. M&T Bank Corp., a commercial bank holding company that offers a variety of commercial banking, trust and investment services, was one of the biggest individual detractors from relative returns.

Stock selection in real estate, information technology, industrials and health care contributed to relative performance. The Portfolio’s overweight in technology, and in software and services in particular, was additive. Citrix Systems, a provider of server, application and desktop virtualization, networking, Software as a Service and cloud computing technologies, was the largest individual contributor on a relative basis. Synopsys, Inc., a supplier of electronic design automation solutions to the global electronics market, also contributed. In industrials, despite housing-related and building materials stocks leading performance toward period end, the Portfolio’s more defensively oriented holdings outperformed the

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

benchmark. Among the top individual contributors was Waste Connections, an integrated waste services company that provides waste collection, transfer, disposal and recycling services, primarily of solid waste.

We added several new names to the Portfolio in health care, consumer discretionary and technology. In the second half of the period we also added to smaller positions on significant price weakness and reduced or eliminated other names that held up better to help fund the additional purchases. As the market provided opportunities to add to positions that we believe are solid multiyear holdings, we sought to take advantage.

OUTLOOK

Despite the recent price moves in many fundamentally challenged sectors and stocks giving the “all clear” signal, we remain cautious given the sizable competitive headwinds they face. In addition, in a post-pandemic economy, many of these companies will need to alter their business models. At the portfolio level, we continue to be overweight banks given their attractive valuations and ample capital levels, but we understand the credit risk headwinds of varying degrees in the near term. Another overweight sector is technology, which possesses many quality attributes we favor – strong balance sheets, healthy free cash flow and earnings stability in a chaotic economic environment. Conversely, we remain underweight sectors that we view as fundamentally challenged, such as consumer discretionary and energy. As is standard at Perkins, we continue to focus on owning high-quality companies with durable competitive advantages and balance sheets to weather economic shocks, with strict attention to reward-to-risk in the individual stock price. Undoubtedly, there will be continued volatility ahead – in both directions – but we welcome those opportunities to find new names with attractive reward-to-risk profiles for inclusion in the Portfolio.

Thank you for your investment with us in the Janus Henderson VIT Mid Cap Value Portfolio.

2	JUNE 30, 2020

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Citrix Systems Inc	2.04%	1.19%	ChampionX Corp	0.50%	-1.02%
Electronic Arts Inc	1.52%	0.51%	Cedar Fair LP	1.47%	-0.69%
Waste Connections Inc	1.51%	0.41%	M&T Bank Corp	2.44%	-0.46%
Synopsys Inc	0.74%	0.33%	Mosaic Co	0.56%	-0.39%
F5 Networks Inc	1.87%	0.33%	Cimarex Energy Co	0.29%	-0.36%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Real Estate	1.52%	14.59%	13.85%
	Information Technology	1.24%	11.78%	7.84%
	Other**	0.96%	4.55%	0.00%
	Industrials	0.74%	12.14%	11.95%
	Communication Services	0.10%	3.93%	3.93%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Financials	-1.47%	20.40%	17.27%
	Materials	-1.35%	10.17%	6.99%
	Consumer Staples	-0.58%	2.89%	5.14%
	Energy	-0.37%	2.45%	4.32%
	Consumer Discretionary	-0.34%	3.38%	8.46%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.2%
BWX Technologies Inc
Aerospace & Defense	3.2%
Laboratory Corp of America Holdings
Health Care Providers & Services	2.9%
Globe Life Inc
Insurance	2.8%
Evergy Inc
Electric Utilities	2.7%
14.8%

Asset Allocation - (% of Net Assets)
Common Stocks	96.4%
Repurchase Agreements	2.3%
Other	1.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of December 31, 2019

4	JUNE 30, 2020

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	-18.26%	-10.63%	4.10%	7.99%	8.99%#	0.81%	0.80%
Service Shares	-18.43%	-10.92%	3.84%	7.70%	8.54%*	1.05%	1.05%
Russell Midcap Value Index	-18.09%	-11.81%	3.32%	10.29%	9.60%**
Morningstar Quartile - Service Shares	-	2nd	1st	4th	2nd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	136/425	81/393	267/324	110/246

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 29, 2020.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

#Institutional Shares inception date – May 1, 2003

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

6	JUNE 30, 2020

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Institutional Shares	$1,000.00	$817.40	$4.07	$1,000.00	$1,020.39	$4.52	0.90%
Service Shares	$1,000.00	$815.70	$5.15	$1,000.00	$1,019.19	$5.72	1.14%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 96.4%
Aerospace & Defense – 3.2%
BWX Technologies Inc	54,691	$3,097,698
Auto Components – 0.8%
Aptiv PLC	10,355	806,862
Banks – 7.8%
Citizens Financial Group Inc	78,261	1,975,308
First Horizon National Corp	128,395	1,278,814
M&T Bank Corp	22,008	2,288,172
Regions Financial Corp	99,923	1,111,144
Sterling Bancorp/DE	76,288	894,095
		7,547,533
Chemicals – 8.0%
Axalta Coating Systems Ltd*	57,462	1,295,768
Corteva Inc	35,086	939,954
NewMarket Corp	4,826	1,932,716
Nutrien Ltd	37,447	1,202,049
Westlake Chemical Corp	20,970	1,125,040
WR Grace & Co	23,753	1,206,890
		7,702,417
Commercial Services & Supplies – 2.6%
IAA Inc*	33,973	1,310,339
Waste Connections Inc	12,773	1,197,980
		2,508,319
Communications Equipment – 2.3%
F5 Networks Inc*	15,572	2,171,983
Consumer Finance – 1.2%
Discover Financial Services	23,883	1,196,299
Containers & Packaging – 1.5%
Graphic Packaging Holding Co	105,628	1,477,736
Electric Utilities – 8.0%
Alliant Energy Corp	42,121	2,015,069
Entergy Corp	20,254	1,900,028
Evergy Inc	44,475	2,636,923
PPL Corp	46,376	1,198,356
		7,750,376
Electrical Equipment – 2.1%
AMETEK Inc	23,122	2,066,413
Electronic Equipment, Instruments & Components – 1.8%
Avnet Inc	61,355	1,710,884
Entertainment – 1.9%
Electronic Arts Inc*	13,911	1,836,948
Equity Real Estate Investment Trusts (REITs) – 15.0%
Americold Realty Trust	40,722	1,478,209
Camden Property Trust	20,488	1,868,915
Equity Commonwealth	71,612	2,305,906
Equity LifeStyle Properties Inc	49,648	3,102,007
Lamar Advertising Co	34,979	2,335,198
Mid-America Apartment Communities Inc	10,742	1,231,785
Public Storage	11,309	2,170,084
		14,492,104
Food & Staples Retailing – 1.5%
Casey's General Stores Inc	9,663	1,444,812
Food Products – 2.9%
Lamb Weston Holdings Inc	20,797	1,329,552
Sanderson Farms Inc	5,892	682,824
Tyson Foods Inc	12,962	773,961
		2,786,337
Gas Utilities – 1.3%
Southwest Gas Holdings Inc	18,668	1,289,025

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 1.1%
Hologic Inc*	18,161	$1,035,177
Health Care Providers & Services – 2.9%
Laboratory Corp of America Holdings*	16,593	2,756,263
Health Care Technology – 1.0%
Cerner Corp	13,361	915,897
Hotels, Restaurants & Leisure – 0.6%
Cedar Fair LP	21,947	603,542
Information Technology Services – 1.0%
Global Payments Inc	5,507	934,097
Insurance – 9.0%
Axis Capital Holdings Ltd	27,940	1,133,246
Globe Life Inc	36,558	2,713,700
Hartford Financial Services Group Inc	64,981	2,505,017
RenaissanceRe Holdings Ltd	13,734	2,348,926
		8,700,889
Life Sciences Tools & Services – 1.4%
Agilent Technologies Inc	15,013	1,326,699
Machinery – 1.8%
Lincoln Electric Holdings Inc	20,640	1,738,714
Media – 2.1%
Fox Corp - Class B	77,169	2,071,216
Oil, Gas & Consumable Fuels – 1.0%
Pioneer Natural Resources Co	10,277	1,004,063
Semiconductor & Semiconductor Equipment – 2.6%
Analog Devices Inc	7,852	962,969
Maxim Integrated Products Inc	24,841	1,505,613
		2,468,582
Software – 4.9%
CDK Global Inc	25,828	1,069,796
Check Point Software Technologies Ltd*	14,959	1,607,045
Citrix Systems Inc	8,163	1,207,389
Synopsys Inc*	4,353	848,835
		4,733,065
Specialty Retail – 0.7%
O'Reilly Automotive Inc*	1,482	624,915
Textiles, Apparel & Luxury Goods – 1.3%
Columbia Sportswear Co	2,918	235,132
Levi Strauss & Co	74,509	998,421
		1,233,553
Thrifts & Mortgage Finance – 1.3%
Washington Federal Inc	47,951	1,287,005
Trading Companies & Distributors – 1.8%
GATX Corp	28,264	1,723,539
Total Common Stocks (cost $86,147,048)		93,042,962
Repurchase Agreements – 2.3%
ING Financial Markets LLC, Joint repurchase agreement, 0.0500%, dated 6/30/20, maturing 7/1/20 to be repurchased at $2,200,003 collateralized by $2,193,441 in U.S. Treasuries 0.1250% - 2.7500%, 1/15/22 - 2/15/41 with a value of $2,244,005 (cost $2,200,000)	$2,200,000	2,200,000
Total Investments (total cost $88,347,048) – 98.7%		95,242,962
Cash, Receivables and Other Assets, net of Liabilities – 1.3%		1,235,019
Net Assets – 100%		$96,477,981

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$92,433,868	97.0%
Israel	1,607,045	1.7
Canada	1,202,049	1.3

Total	$95,242,962	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$93,042,962	$-	$-
Repurchase Agreements	-	2,200,000	-
Total Assets	$93,042,962	$2,200,000	$-

Janus Aspen Series	11

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2020

Assets:
Investments, at value(1)	$93,042,962
Repurchase agreements, at value(2)	2,200,000
Cash	391,958
Non-interested Trustees' deferred compensation	1,982
Receivables:
Investments sold	963,671
Dividends	180,983
Portfolio shares sold	119,113
Other assets	297
Total Assets	96,900,966
Liabilities:
Payables:	—
Investments purchased	233,394
Portfolio shares repurchased	67,135
Advisory fees	63,106
Professional fees	16,437
Non-affiliated portfolio administration fees payable	13,032
12b-1 Distribution and shareholder servicing fees	12,690
Transfer agent fees and expenses	4,583
Non-interested Trustees' deferred compensation fees	1,982
Custodian fees	983
Non-interested Trustees' fees and expenses	573
Affiliated portfolio administration fees payable	206
Accrued expenses and other payables	8,864
Total Liabilities	422,985
Net Assets	$96,477,981
Net Assets Consist of:
Capital (par value and paid-in surplus)	$93,124,268
Total distributable earnings (loss)	3,353,713
Total Net Assets	$96,477,981
Net Assets - Institutional Shares	$37,585,103
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,822,347
Net Asset Value Per Share	$13.32
Net Assets - Service Shares	$58,892,878
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,595,994
Net Asset Value Per Share	$12.81

(1) Includes cost of $86,147,048. (2) Includes cost of repurchase agreements of $2,200,000.

See Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2020

Investment Income:
Dividends	$927,195
Interest	11,522
Foreign tax withheld	(5,849)
Total Investment Income	932,868
Expenses:
Advisory fees	354,758
12b-1 Distribution and shareholder servicing fees:
Service Shares	76,711
Transfer agent administrative fees and expenses:
Institutional Shares	9,608
Service Shares	15,342
Other transfer agent fees and expenses:
Institutional Shares	1,218
Service Shares	1,100
Professional fees	19,531
Registration fees	16,150
Shareholder reports expense	3,322
Custodian fees	2,913
Affiliated portfolio administration fees	1,247
Non-interested Trustees’ fees and expenses	982
Other expenses	25,881
Total Expenses	528,763
Less: Excess Expense Reimbursement and Waivers	(2,682)
Net Expenses	526,081
Net Investment Income/(Loss)	406,787
Net Realized Gain/(Loss) on Investments:
Investments	(3,885,733)
Total Net Realized Gain/(Loss) on Investments	(3,885,733)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(18,198,818)
Total Change in Unrealized Net Appreciation/Depreciation	(18,198,818)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(21,677,764)

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2020 (unaudited)	Year ended December 31, 2019

Operations:
Net investment income/(loss)	$406,787	$1,273,893
Net realized gain/(loss) on investments	(3,885,733)	2,046,801
Change in unrealized net appreciation/depreciation	(18,198,818)	25,168,625
Net Increase/(Decrease) in Net Assets Resulting from Operations	(21,677,764)	28,489,319
Dividends and Distributions to Shareholders:
Institutional Shares	(977,475)	(3,610,922)
Service Shares	(1,557,273)	(6,065,218)
Net Decrease from Dividends and Distributions to Shareholders	(2,534,748)	(9,676,140)
Capital Share Transactions:
Institutional Shares	1,279,229	2,312,250
Service Shares	1,473,643	(1,787,175)
Net Increase/(Decrease) from Capital Share Transactions	2,752,872	525,075
Net Increase/(Decrease) in Net Assets	(21,459,640)	19,338,254
Net Assets:
Beginning of period	117,937,621	98,599,367
End of period	$96,477,981	$117,937,621

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.73	$14.08	$18.02	$16.55	$16.21	$18.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.21	0.17	0.12	0.21	0.19
Net realized and unrealized gain/(loss)	(3.13)	3.90	(2.40)	2.13	2.59	(0.76)
Total from Investment Operations	(3.06)	4.11	(2.23)	2.25	2.80	(0.57)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.19)	(0.18)	(0.14)	(0.17)	(0.22)
Distributions (from capital gains)	(0.28)	(1.27)	(1.53)	(0.64)	(2.29)	(1.77)
Total Dividends and Distributions	(0.35)	(1.46)	(1.71)	(0.78)	(2.46)	(1.99)
Net Asset Value, End of Period	$13.32	$16.73	$14.08	$18.02	$16.55	$16.21
Total Return*	(18.26)%	30.35%	(13.63)%	13.94%	19.03%	(3.47)%
Net Assets, End of Period (in thousands)	$37,585	$45,771	$36,265	$43,609	$47,688	$35,712
Average Net Assets for the Period (in thousands)	$38,896	$41,788	$42,219	$46,007	$37,327	$40,054
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.81%	0.81%	0.70%	0.59%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.81%	0.81%	0.70%	0.59%	0.59%
Ratio of Net Investment Income/(Loss)	0.96%	1.32%	1.03%	0.71%	1.33%	1.08%
Portfolio Turnover Rate	25%	43%	42%	48%	69%	77%

Service Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$16.12	$13.62	$17.49	$16.10	$15.84	$18.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.16	0.13	0.08	0.17	0.14
Net realized and unrealized gain/(loss)	(3.02)	3.77	(2.32)	2.06	2.53	(0.73)
Total from Investment Operations	(2.97)	3.93	(2.19)	2.14	2.70	(0.59)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.16)	(0.15)	(0.11)	(0.15)	(0.19)
Distributions (from capital gains)	(0.28)	(1.27)	(1.53)	(0.64)	(2.29)	(1.77)
Total Dividends and Distributions	(0.34)	(1.43)	(1.68)	(0.75)	(2.44)	(1.96)
Net Asset Value, End of Period	$12.81	$16.12	$13.62	$17.49	$16.10	$15.84
Total Return*	(18.43)%	30.05%	(13.82)%	13.63%	18.76%	(3.69)%
Net Assets, End of Period (in thousands)	$58,893	$72,167	$62,334	$76,123	$71,444	$66,830
Average Net Assets for the Period (in thousands)	$62,101	$68,198	$72,480	$74,099	$66,899	$89,915
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.05%	1.06%	0.95%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.05%	1.06%	0.95%	0.84%	0.84%
Ratio of Net Investment Income/(Loss)	0.71%	1.06%	0.78%	0.47%	1.13%	0.81%
Portfolio Turnover Rate	25%	43%	42%	48%	69%	77%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

16	JUNE 30, 2020

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Aspen Series	17

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to

18	JUNE 30, 2020

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Janus Aspen Series	19

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$2,200,000	$—	$(2,200,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases

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Notes to Financial Statements (unaudited)

or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Portfolio’s Service Shares, for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.71%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Portfolio’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Portfolio's performance relative to the Portfolio’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing April 29, 2020. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

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Notes to Financial Statements (unaudited)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,422 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2020. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $220,425 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2020.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2020, the Portfolio engaged in cross trades amounting to $20,320 in sales, resulting in a net realized gain of $9,770. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

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Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 88,402,768	$16,510,592	$ (9,670,398)	$ 6,840,194

5. Capital Share Transactions

	Period ended June 30, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	514,615	$7,216,287	622,360	$ 9,806,629
Reinvested dividends and distributions	73,995	977,475	238,808	3,610,922
Shares repurchased	(501,718)	(6,914,533)	(701,000)	(11,105,301)
Net Increase/(Decrease)	86,892	$1,279,229	160,168	$ 2,312,250
Service Shares:
Shares sold	477,443	$6,339,780	486,855	$ 7,403,910
Reinvested dividends and distributions	122,523	1,557,273	416,517	6,065,218
Shares repurchased	(481,247)	(6,423,410)	(1,002,621)	(15,256,303)
Net Increase/(Decrease)	118,719	$1,473,643	(99,249)	$(1,787,175)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$25,120,656	$ 24,094,258	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

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Notes to Financial Statements (unaudited)

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio's investments. This may impact liquidity in the marketplace, which in turn may affect the Portfolio's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. Historically, the Portfolio filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons, any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance, and the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of

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Additional Information (unaudited)

each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2018, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP

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Additional Information (unaudited)

incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Program Administrator Report, and the Portfolio was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Portfolio’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with

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Useful Information About Your Portfolio Report (unaudited)

generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81122 08-20

SEMIANNUAL REPORT June 30, 2020

Janus Henderson VIT Overseas Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Overseas Portfolio

Janus Henderson VIT Overseas Portfolio (unaudited)

PORTFOLIO SNAPSHOT

The Portfolio invests opportunistically where our fundamental research identifies stocks trading at prices that, in our view, do not accurately reflect the underlying company’s long-term fundamentals.

Julian McManus co-portfolio manager	Garth Yettick co-portfolio manager	George Maris co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson VIT Overseas Portfolio’s Institutional Shares and Service Shares returned -10.99% and -11.10%, respectively, over the six-month period ended June 30, 2020. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. IndexSM, returned -11.00%.

INVESTMENT ENVIRONMENT

After falling precipitously in the first quarter due to severe economic uncertainty triggered by the COVID-19 pandemic, overseas markets recouped some of their losses in the second quarter as the rate of infections leveled off and several countries reopened their economies. Unprecedented monetary and fiscal stimulus, as well as progress toward developing a vaccine, contributed to the rebound. Despite signs of economic improvement late in the period, however, the pace of a global economic recovery lagged that of the market recovery.

PERFORMANCE DISCUSSION

Our Portfolio employs a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. We believe high-conviction investing works over the long term as stock prices ultimately reflect the fundamentals of their underlying companies.

The Portfolio performed in line with its benchmark for the period, with positive stock selection in the communications, financials and information technology sectors contributing to relative results. Conversely, negative stock selection within the consumer discretionary and consumer staples sectors detracted from relative performance.

Top relative performers during the period included communications firms Tencent Holdings and Nexon. Both companies benefited from widespread stay-at-home orders and a subsequent increase in demand for their services, which include social networking platforms and mobile gaming, respectively.

ASML also delivered strong returns. As a leading manufacturer of chip-making equipment, the company benefited from continued robust demand for semiconductors in multiple end markets, notably servers.

While many stocks made positive contributions to performance this period, select holdings delivered disappointing results, including Canadian Natural Resources. Although the company possesses a strong balance sheet and a history of successfully navigating low oil price environments, we reduced our position in the stock after Saudi Arabia increased oil production. We believe this oil price war is likely to severely impact oil prices for an extended period and had not factored this scenario into our analysis.

Other notable detractors included companies whose businesses were directly impacted by COVID-19, including luggage manufacturer Samsonite International. Ultimately, travel demand will increase and, while Samsonite’s stock may not bounce back to its pre-COVID levels, we believe the company could increase market share as many of its peers struggle to recover. Adding to our confidence in Samsonite is its strong balance sheet.

BNP Paribas also weighed on relative returns. We think BNP and other financial stocks were sold indiscriminately in March as a result of assumptions the sector would be as impacted by COVID-19 as they were by the Global Financial Crisis (GFC) of 2007-08. In our view, the implications on financials of the current downturn are different than those resulting from the GFC. Whereas financial companies – particularly banks and brokerages – were a cause of the GFC, today, we believe they could be part of the solution. Notably, heading into the current crisis, the financial system held approximately one-third of the leverage that was held leading up to the GFC. As

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such, financials are a key element in providing necessary liquidity to help keep markets and economies functioning. After additional analysis of BNP, we continue to believe it is well positioned, as it has substantial amounts of liquidity and capital even in a stressed environment.

OUTLOOK

Although economies are slowly reopening, COVID-19 continues to present significant health risks, and subsequent outbreaks remain a possibility. This uncertainty makes it challenging to discern which companies represent attractive risk/reward opportunities, particularly when the unpredictability of the pandemic makes earnings and revenue difficult to accurately forecast.

Against this backdrop, we believe our focus on carefully examining companies on an individual, fundamental basis is especially critical. Also important is understanding what aspects of the economy will be permanently impacted as a result of changes in consumer behavior or industry needs, as well as which industries will likely recover and what new opportunities could be created.

When viewed through this lens, companies whose stocks are trading at high multiples and that we believe are likely to grow at accelerated trajectories may warrant steep price tags. Meanwhile, some beaten-up stocks could be attractively valued if the underlying businesses remain viable over the long term. For companies where the outlook is dubious – whether because of secular economic shifts or heavy debt loads – a cheap stock valuation along may not be sufficient reason to invest.

We think investors should brace for continued uncertainty for the remainder of the year. However, even amid a volatile backdrop, we believe in staying true to time-honored investing principles and staying focused on business fundamentals, testing and retesting assumptions and staying mindful of valuation.

2	JUNE 30, 2020

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Tencent Holdings Ltd	5.37%	1.36%	Canadian Natural Resources Ltd	2.43%	-1.33%
ASML Holding NV	4.57%	1.19%	Samsonite International SA	1.49%	-1.12%
Nexon Co Ltd	1.44%	0.76%	BNP Paribas SA	3.20%	-0.93%
Daikin Industries Ltd	2.52%	0.54%	Safran SA	2.82%	-0.77%
Nexi SpA	1.51%	0.43%	Teck Resources Ltd	1.48%	-0.56%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Communication Services	1.88%	6.81%	7.22%
	Financials	1.12%	21.96%	19.61%
	Information Technology	1.05%	13.02%	10.16%
	Real Estate	0.34%	0.00%	3.07%
	Other**	-0.12%	2.90%	0.00%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-U.S. Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-1.11%	14.18%	11.98%
	Consumer Staples	-1.10%	8.73%	9.98%
	Health Care	-0.78%	10.05%	10.05%
	Industrials	-0.59%	11.36%	11.57%
	Energy	-0.36%	4.60%	5.51%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Tencent Holdings Ltd
Interactive Media & Services	6.6%
ASML Holding NV
Semiconductor & Semiconductor Equipment	5.1%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	4.8%
AIA Group Ltd
Insurance	4.6%
Takeda Pharmaceutical Co Ltd
Pharmaceuticals	3.9%
25.0%

Asset Allocation - (% of Net Assets)
Common Stocks	96.9%
Investment Companies	3.4%
Investments Purchased with Cash Collateral from Securities Lending	1.4%
Other	(1.7)%
100.0%

Emerging markets comprised 24.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of December 31, 2019

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Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	-10.99%	-1.14%	0.39%	0.67%	7.77%	0.75%
Service Shares	-11.10%	-1.37%	0.15%	0.42%	7.61%	0.99%
MSCI All Country World ex-U.S. Index	-11.00%	-4.80%	2.26%	4.97%	N/A**
Morningstar Quartile - Institutional Shares	-	1st	4th	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	166/769	515/613	494/503	8/142

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Aspen Series	5

Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitionsfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 2, 1994

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

6	JUNE 30, 2020

Janus Henderson VIT Overseas Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Institutional Shares	$1,000.00	$890.10	$3.85	$1,000.00	$1,020.79	$4.12	0.82%
Service Shares	$1,000.00	$889.00	$4.98	$1,000.00	$1,019.59	$5.32	1.06%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 96.9%
Aerospace & Defense – 3.8%
CAE Inc	446,993	$7,251,205
Safran SA*	144,694	14,472,862
		21,724,067
Banks – 7.7%
BNP Paribas SA*	427,447	16,943,910
China Construction Bank Corp	21,127,000	17,072,740
Erste Group Bank AG*	136,094	3,197,826
HDFC Bank Ltd	387,626	5,525,825
Permanent TSB Group Holdings PLC*	3,507,426	1,968,767
		44,709,068
Beverages – 8.3%
Asahi Group Holdings Ltd	187,500	6,569,645
Diageo PLC	645,063	21,408,663
Heineken NV	218,140	20,087,247
		48,065,555
Biotechnology – 0.8%
Ascendis Pharma A/S (ADR)*	32,607	4,822,575
Building Products – 2.1%
Daikin Industries Ltd	76,800	12,351,631
Consumer Finance – 1.8%
Nexi SpA (144A)*	588,431	10,164,009
Electronic Equipment, Instruments & Components – 1.8%
Hexagon AB*	173,145	10,095,374
Entertainment – 1.9%
Nexon Co Ltd	477,100	10,777,147
Hotels, Restaurants & Leisure – 3.0%
GVC Holdings PLC	1,889,192	17,306,748
Household Durables – 2.8%
Sony Corp	239,600	16,410,405
Insurance – 12.5%
AIA Group Ltd	2,860,800	26,626,348
Beazley PLC	1,873,119	9,505,042
Intact Financial Corp	83,247	7,924,226
NN Group NV	502,083	16,835,967
Prudential PLC	748,994	11,277,742
		72,169,325
Interactive Media & Services – 6.6%
Tencent Holdings Ltd	595,000	38,220,101
Internet & Direct Marketing Retail – 4.8%
Alibaba Group Holding Ltd (ADR)*	129,702	27,976,721
Metals & Mining – 6.9%
Antofagasta PLC	767,232	8,896,310
Hindustan Zinc Ltd	3,692,019	9,590,741
Rio Tinto Ltd	181,058	12,273,629
Teck Resources Ltd	848,530	8,889,124
		39,649,804
Oil, Gas & Consumable Fuels – 3.9%
Canadian Natural Resources Ltd	614,939	10,718,387
TOTAL SA#	306,708	11,681,412
		22,399,799
Pharmaceuticals – 9.4%
AstraZeneca PLC	185,646	19,349,790
Novartis AG	143,257	12,450,981
Takeda Pharmaceutical Co Ltd	637,174	22,744,320
		54,545,091
Road & Rail – 1.1%
Container Corp Of India Ltd	1,092,062	6,097,269
Semiconductor & Semiconductor Equipment – 8.1%
ASML Holding NV	79,614	29,182,333

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Taiwan Semiconductor Manufacturing Co Ltd	1,676,000	$17,741,212
		46,923,545
Specialty Retail – 1.3%
Industria de Diseno Textil SA	286,589	7,576,570
Technology Hardware, Storage & Peripherals – 3.0%
Samsung Electronics Co Ltd	396,317	17,569,118
Textiles, Apparel & Luxury Goods – 1.4%
Samsonite International SA (144A)*	8,197,200	8,318,783
Trading Companies & Distributors – 3.9%
Ferguson PLC	275,003	22,492,903
Total Common Stocks (cost $490,445,997)		560,365,608
Investment Companies – 3.4%
Money Markets – 3.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $19,279,885)	19,276,766	19,278,693
Investments Purchased with Cash Collateral from Securities Lending – 1.4%
Investment Companies – 1.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	6,495,360	6,495,360
Time Deposits – 0.3%
Royal Bank of Canada, 0.0900%, 7/1/20	$1,623,840	1,623,840
Total Investments Purchased with Cash Collateral from Securities Lending (cost $8,119,200)		8,119,200
Total Investments (total cost $517,845,082) – 101.7%		587,763,501
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(9,639,083)
Net Assets – 100%		$578,124,418

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$87,744,295	14.9%
China	83,269,562	14.2
Japan	68,853,148	11.7
Netherlands	66,105,547	11.3
United States	49,890,796	8.5
France	43,098,184	7.3
Hong Kong	34,945,131	6.0
Canada	34,782,942	5.9
India	21,213,835	3.6
Taiwan	17,741,212	3.0
South Korea	17,569,118	3.0
Switzerland	12,450,981	2.1
Australia	12,273,629	2.1
Italy	10,164,009	1.7
Sweden	10,095,374	1.7
Spain	7,576,570	1.3
Denmark	4,822,575	0.8
Austria	3,197,826	0.6
Ireland	1,968,767	0.3

Total	$587,763,501	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 3.4%
Money Markets - 3.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$53,008	$(2,486)	$(68)	$19,278,693
Investments Purchased with Cash Collateral from Securities Lending - 1.1%
Investment Companies - 1.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	2,330∆	-	-	6,495,360
Total Affiliated Investments - 4.5%	$55,338	$(2,486)	$(68)	$25,774,053

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 3.4%
Money Markets - 3.4%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	14,220,778	63,829,236	(58,768,767)	19,278,693
Investments Purchased with Cash Collateral from Securities Lending - 1.1%
Investment Companies - 1.1%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	16,746,985	(10,251,625)	6,495,360

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex- U.S. IndexSM	MSCI All Country World ex U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2020 is $18,482,792, which represents 3.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$7,251,205	$14,472,862	$-
Biotechnology	4,822,575	-	-
Insurance	7,924,226	64,245,099	-
Internet & Direct Marketing Retail	27,976,721	-	-
Metals & Mining	8,889,124	30,760,680	-
Oil, Gas & Consumable Fuels	10,718,387	11,681,412	-
All Other	-	371,623,317	-
Investment Companies	-	19,278,693	-
Investments Purchased with Cash Collateral from Securities Lending	-	8,119,200	-
Total Assets	$67,582,238	$520,181,263	$-

Janus Aspen Series	11

Janus Henderson VIT Overseas Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$561,989,448
Affiliated investments, at value(3)	25,774,053
Cash	102
Non-interested Trustees' deferred compensation	11,899
Receivables:
Investments sold	2,429,112
Dividends	613,107
Portfolio shares sold	377,142
Foreign tax reclaims	359,815
Dividends from affiliates	3,225
Other assets	6,395
Total Assets	591,564,298
Liabilities:
Collateral for securities loaned (Note 2)	8,119,200
Payables:	—
Investments purchased	3,520,706
Portfolio shares repurchased	1,220,548
Advisory fees	324,660
12b-1 Distribution and shareholder servicing fees	92,508
Transfer agent fees and expenses	25,414
Professional fees	20,038
Custodian fees	12,408
Non-interested Trustees' deferred compensation fees	11,899
Non-interested Trustees' fees and expenses	3,272
Affiliated portfolio administration fees payable	1,194
Accrued expenses and other payables	88,033
Total Liabilities	13,439,880
Net Assets	$578,124,418
Net Assets Consist of:
Capital (par value and paid-in surplus)	$858,854,183
Total distributable earnings (loss)	(280,729,765)
Total Net Assets	$578,124,418
Net Assets - Institutional Shares	$130,743,179
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,444,987
Net Asset Value Per Share	$29.41
Net Assets - Service Shares	$447,381,239
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,880,062
Net Asset Value Per Share	$28.17

(1) Includes cost of $492,069,837. (2) Includes $7,731,966 of securities on loan. See Note 2 in Notes to Financial Statements. (3) Includes cost of $25,775,245.

See Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson VIT Overseas Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2020

Investment Income:
Dividends	$6,311,496
Dividends from affiliates	53,008
Affiliated securities lending income, net	2,330
Unaffiliated securities lending income, net	297
Other income	162
Foreign tax withheld	(757,221)
Total Investment Income	5,610,072
Expenses:
Advisory fees	2,074,375
12b-1 Distribution and shareholder servicing fees:
Service Shares	556,409
Transfer agent administrative fees and expenses:
Institutional Shares	33,011
Service Shares	111,282
Other transfer agent fees and expenses:
Institutional Shares	3,528
Service Shares	5,858
Shareholder reports expense	34,175
Custodian fees	27,898
Professional fees	22,912
Registration fees	8,840
Affiliated portfolio administration fees	7,214
Non-interested Trustees’ fees and expenses	5,613
Other expenses	37,051
Total Expenses	2,928,166
Net Investment Income/(Loss)	2,681,906
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	12,951,175
Investments in affiliates	(2,486)
Total Net Realized Gain/(Loss) on Investments	12,948,689
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(91,084,039)
Investments in affiliates	(68)
Total Change in Unrealized Net Appreciation/Depreciation	(91,084,107)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(75,453,512)

(1) Includes realized foreign capital gains tax on investments of $43,344. (2) Includes change in unrealized appreciation/depreciation of $362,073 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Overseas Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2020 (unaudited)	Year ended December 31, 2019

Operations:
Net investment income/(loss)	$2,681,906	$12,018,445
Net realized gain/(loss) on investments	12,948,689	35,041,854
Change in unrealized net appreciation/depreciation	(91,084,107)	110,960,124
Net Increase/(Decrease) in Net Assets Resulting from Operations	(75,453,512)	158,020,423
Dividends and Distributions to Shareholders:
Institutional Shares	(908,659)	(2,932,994)
Service Shares	(2,750,810)	(9,253,831)
Net Decrease from Dividends and Distributions to Shareholders	(3,659,469)	(12,186,825)
Capital Share Transactions:
Institutional Shares	(17,265,601)	(12,250,556)
Service Shares	(26,601,180)	(59,823,438)
Net Increase/(Decrease) from Capital Share Transactions	(43,866,781)	(72,073,994)
Net Increase/(Decrease) in Net Assets	(122,979,762)	73,759,604
Net Assets:
Beginning of period	701,104,180	627,344,576
End of period	$578,124,418	$701,104,180

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$33.29	$26.71	$31.98	$24.79	$28.80	$32.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.60	0.53	0.48	0.38	0.29
Net realized and unrealized gain/(loss)	(3.83)	6.56	(5.25)	7.20	(2.35)	(2.92)
Total from Investment Operations	(3.67)	7.16	(4.72)	7.68	(1.97)	(2.63)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.58)	(0.55)	(0.49)	(1.22)	(0.19)
Distributions (from capital gains)	—	—	—	—	(0.82)	(0.94)
Total Dividends and Distributions	(0.21)	(0.58)	(0.55)	(0.49)	(2.04)	(1.13)
Net Asset Value, End of Period	$29.41	$33.29	$26.71	$31.98	$24.79	$28.80
Total Return*	(11.02)%	27.02%	(14.94)%	31.12%	(6.45)%	(8.59)%
Net Assets, End of Period (in thousands)	$130,743	$165,881	$143,912	$184,546	$158,362	$186,647
Average Net Assets for the Period (in thousands)	$133,681	$154,209	$172,398	$176,815	$163,322	$306,322
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.75%	0.60%	0.57%	0.50%	0.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.75%	0.60%	0.57%	0.50%	0.51%
Ratio of Net Investment Income/(Loss)	1.09%	2.00%	1.71%	1.65%	1.50%	0.90%
Portfolio Turnover Rate	8%	23%	25%	33%	103%	31%

Service Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$31.90	$25.63	$30.74	$23.87	$27.84	$31.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.50	0.44	0.39	0.30	0.19
Net realized and unrealized gain/(loss)	(3.68)	6.30	(5.05)	6.93	(2.27)	(2.80)
Total from Investment Operations	(3.56)	6.80	(4.61)	7.32	(1.97)	(2.61)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.53)	(0.50)	(0.45)	(1.18)	(0.16)
Distributions (from capital gains)	—	—	—	—	(0.82)	(0.94)
Total Dividends and Distributions	(0.17)	(0.53)	(0.50)	(0.45)	(2.00)	(1.10)
Net Asset Value, End of Period	$28.17	$31.90	$25.63	$30.74	$23.87	$27.84
Total Return*	(11.14)%	26.76%	(15.17)%	30.80%	(6.71)%	(8.80)%
Net Assets, End of Period (in thousands)	$447,381	$535,223	$483,432	$636,671	$529,492	$631,202
Average Net Assets for the Period (in thousands)	$450,529	$508,303	$587,476	$598,500	$554,215	$722,654
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	0.99%	0.85%	0.82%	0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	0.99%	0.85%	0.82%	0.75%	0.77%
Ratio of Net Investment Income/(Loss)	0.87%	1.76%	1.46%	1.40%	1.25%	0.62%
Portfolio Turnover Rate	8%	23%	25%	33%	103%	31%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to

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economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may

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be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$7,731,966	$—	$(7,731,966)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Portfolio. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay

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in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $7,731,966. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $8,119,200, resulting in the net amount due to the counterparty of $387,234.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI All Country World ex-U.S. Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Portfolio’s Service Shares, for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Portfolio’s investment

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performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.72%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,422 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2020. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus

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Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $220,425 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital Management LLC (“Janus Capital”) has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2019, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2019
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(48,973,659)	$(312,680,143)	$ (361,653,802)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

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Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 521,023,941	$138,799,221	$(72,059,661)	$ 66,739,560

5. Capital Share Transactions

	Period ended June 30, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	206,491	$ 5,863,980	284,074	$ 8,411,076
Reinvested dividends and distributions	31,782	908,659	97,042	2,932,994
Shares repurchased	(776,286)	(24,038,240)	(787,008)	(23,594,626)
Net Increase/(Decrease)	(538,013)	$(17,265,601)	(405,892)	$(12,250,556)
Service Shares:
Shares sold	579,883	$ 14,661,774	930,757	$ 26,306,021
Reinvested dividends and distributions	100,468	2,750,810	319,422	9,253,831
Shares repurchased	(1,580,843)	(44,013,764)	(3,329,652)	(95,383,290)
Net Increase/(Decrease)	(900,492)	$(26,601,180)	(2,079,473)	$(59,823,438)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$46,806,945	$ 96,717,252	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio's investments. This may impact liquidity in the marketplace, which in turn may affect the Portfolio's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio's ability to achieve its investment objective.

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Notes to Financial Statements (unaudited)

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. Historically, the Portfolio filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons, any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance, and the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of

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Additional Information (unaudited)

each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2018, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP

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Additional Information (unaudited)

incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Program Administrator Report, and the Portfolio was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Portfolio’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with

34	JUNE 30, 2020

Janus Henderson VIT Overseas Portfolio

Useful Information About Your Portfolio Report (unaudited)

generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

36	JUNE 30, 2020

Janus Henderson VIT Overseas Portfolio

Notes

NotesPage2

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81120 08-20

SEMIANNUAL REPORT June 30, 2020

Janus Henderson VIT Research Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Research Portfolio

Janus Henderson VIT Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT We seek to create a high-conviction Portfolio reflecting the best ideas of our research team.	Team-Based Approach Led by Matthew Peron, Director of Research

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2020, Janus Henderson VIT Research Portfolio’s Institutional Shares and Service Shares returned 7.58% and 7.43%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned 9.81% and its secondary benchmark, the S&P 500® Index, returned -3.08%.

INVESTMENT ENVIRONMENT

After falling precipitously in the first quarter due to severe economic uncertainty triggered by the COVID-19 pandemic, U.S. equity markets staged a swift recovery in the second quarter as the rate of infections leveled off and several states reopened their economies. Unprecedented monetary and fiscal stimulus, as well as progress toward developing a vaccine, contributed to the market’s recovery. Despite signs of economic improvement late in the period, however, the pace of an economic recovery lagged that of the market recovery.

PERFORMANCE DISCUSSION

While we aim to outperform over shorter periods, our goal is to provide consistent outperformance over the long term by focusing on what we consider our strengths: picking stocks and avoiding macroeconomic risks. Stocks are selected by our seven sector teams, which employ a bottom-up, fundamental approach to identify what we believe are the best opportunities. During the period, however, negative stock selection within the industrials and health care sectors detracted meaningfully from the Portfolio’s relative performance. Conversely, solid gains posted by our communications holdings buoyed relative results.

On an individual stock basis, the Portfolio’s relative detractors included companies that experienced the greatest disruption to their businesses as a result of the pandemic. For example, the impact of the pandemic on travel demand weighed on the stocks of Norwegian Cruise Line Holdings, which suffered from a significant increase in cancellations, and Hilton Worldwide Holdings, which saw a decline in occupancy rates at its properties. Given the severity of Norwegian Cruise Line’s decline and looming uncertainty about when the virus will be contained, we sold our position.

The weak performance of tobacco company Altria Group also weighed on relative results. The company saw strong performance in its nicotine products as retailers increased inventories and consumers stocked pantries during the pandemic. However, uncertainty around the impact the struggling economy and high unemployment will have on sales created headwinds for the stock.

A number of holdings made positive contributions to the Portfolio’s relative results, particularly those affected by changes in consumer behaviors due to the pandemic. For example, a nesting phenomenon and the associated shift to online commerce lifted the stock of online home-goods retailer Wayfair and online marketplace Etsy. Wayfair has enjoyed a sharp increase in revenue, gaining market share from brick-and-mortar competitors that closed during the COVID-19 pandemic. Etsy is the largest marketplace for handmade and vintage items globally. We like the network effects associated with Etsy’s business model and believe management is taking positive steps to improve profitability.

Amazon.com also contributed to relative performance. Nearly all its business lines benefited from the disrupted environment caused by the pandemic. E-commerce, both traditional and Whole Foods grocers, saw increased demand for deliveries. Amazon’s extensive direct-to-consumer distribution network proved to be a significant area of strength. Its Amazon Web Services (AWS) cloud computing platform has seen continued strength, driven in part by an increase in the number of people working from home.

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Janus Henderson VIT Research Portfolio (unaudited)

OUTLOOK

While we were encouraged by the stock market’s rebound during the second quarter, in our view, recent gains do not reflect economic reality. Notably, while several key economies enjoyed stronger-than-expected increases in manufacturing output in June, global manufacturing activity remains in a contractionary mode, suggesting the road to a broad recovery will be uneven and gradual.

What market gains did reflect was that the same mega cap technology and communications stocks that drove indices to record highs in February remained the leaders during the second quarter. Although we expect these stocks to stay in favor, we anticipate the recovery will eventually broaden and include companies whose prospects are underappreciated, including those with business models that could add value in a post-COVID-19 world or experience rebounding demand as pandemic-related lockdowns ease. Conversely, other businesses could see end markets wither away as consumer and enterprise behaviors permanently change.

In each of these scenarios, we believe long-term stock performance will be determined by a company’s underlying merits rather than by the sector in which it is categorized. With this in mind, we continue to rely on the rigorous fundamental research of our equity analysts and the capital structure expertise of our fixed income team to scrutinize the long-term viability of a company’s growth prospects and financial strength.

To that end, we have identified a number of companies with stock prices that, in our opinion, do not fully reflect their exposure to secular growth themes or ability to participate in an economic recovery. At the same time, we reduced our exposure to business models that we believe may be fundamentally challenged as the economy struggles to regain its footing. While it is too early to identify a clear path out of the COVID-19-impacted downturn, we believe our fine-tuning of the Portfolio has positioned it for a variety of economic outcomes.

Thank you for your investment in Janus Henderson VIT Research Portfolio.

2	JUNE 30, 2020

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Etsy Inc	0.61%	0.53%	Norwegian Cruise Line Holdings Ltd	0.28%	-0.65%
Wayfair Inc	0.51%	0.47%	Hilton Worldwide Holdings Inc	0.99%	-0.46%
Amazon.com Inc	7.27%	0.47%	Altria Group Inc	1.64%	-0.44%
Adobe Inc	3.06%	0.40%	Aramark	0.55%	-0.43%
NVIDIA Corp	1.96%	0.35%	Microsoft Corp	6.40%	-0.40%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Communication Services	0.24%	12.95%	11.73%
	Real Estate	0.20%	3.07%	2.37%
	Financials	0.05%	3.17%	2.96%
	Energy	0.03%	0.09%	0.18%
	Utilities	-0.04%	0.10%	0.00%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	-0.78%	14.58%	14.54%
	Information Technology	-0.50%	37.43%	39.94%
	Consumer Discretionary	-0.38%	13.71%	14.35%
	Other**	-0.32%	0.44%	0.00%
	Consumer Staples	-0.25%	3.66%	4.48%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

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Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.6%
Amazon.com Inc
Internet & Direct Marketing Retail	8.4%
Apple Inc
Technology Hardware, Storage & Peripherals	8.3%
Alphabet Inc - Class C
Interactive Media & Services	4.8%
Facebook Inc
Interactive Media & Services	4.1%
34.2%

Asset Allocation - (% of Net Assets)
Common Stocks	99.4%
Investment Companies	1.0%
Investments Purchased with Cash Collateral from Securities Lending	0.4%
Rights	0.0%
Other	(0.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of December 31, 2019

4	JUNE 30, 2020

Janus Henderson VIT Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020						Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	7.58%	18.54%	12.72%	14.43%	9.07%	0.59%
Service Shares	7.43%	18.23%	12.44%	14.14%	8.78%	0.84%
Russell 1000 Growth Index	9.81%	23.28%	15.89%	17.23%	10.09%
S&P 500 Index	-3.08%	7.51%	10.73%	13.99%	9.50%
Core Growth Index	3.20%	15.17%	13.30%	15.61%	9.83%
Morningstar Quartile - Institutional Shares	-	2nd	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	-	695/1,366	715/1,251	741/1,100	282/424

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2020 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Janus Henderson VIT Research Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	JUNE 30, 2020

Janus Henderson VIT Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Institutional Shares	$1,000.00	$1,075.80	$3.05	$1,000.00	$1,021.93	$2.97	0.59%
Service Shares	$1,000.00	$1,074.30	$4.28	$1,000.00	$1,020.74	$4.17	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 99.4%
Aerospace & Defense – 0.9%
L3Harris Technologies Inc	30,007	$5,091,288
Auto Components – 0.3%
Aptiv PLC	18,541	1,444,715
Beverages – 1.2%
Constellation Brands Inc	39,193	6,856,815
Biotechnology – 4.9%
AbbVie Inc	108,754	10,677,468
Global Blood Therapeutics Inc*	27,097	1,710,634
Insmed Inc*	55,631	1,532,078
Mirati Therapeutics Inc*	16,320	1,863,254
Neurocrine Biosciences Inc*	29,284	3,572,648
Sarepta Therapeutics Inc*	16,108	2,582,757
Vertex Pharmaceuticals Inc*	19,307	5,605,015
		27,543,854
Capital Markets – 0.4%
Blackstone Group Inc	42,253	2,394,055
Chemicals – 1.2%
Air Products & Chemicals Inc	13,080	3,158,297
Sherwin-Williams Co	6,246	3,609,251
		6,767,548
Construction Materials – 0.1%
Vulcan Materials Co	6,509	754,068
Containers & Packaging – 0.5%
Ball Corp	39,684	2,757,641
Diversified Consumer Services – 0.6%
ServiceMaster Global Holdings Inc*	96,932	3,459,503
Electronic Equipment, Instruments & Components – 0.3%
Cognex Corp	26,354	1,573,861
Entertainment – 2.4%
Liberty Media Corp-Liberty Formula One*	134,185	4,255,006
Netflix Inc*	19,891	9,051,201
		13,306,207
Equity Real Estate Investment Trusts (REITs) – 3.1%
American Tower Corp	20,462	5,290,245
Crown Castle International Corp	22,885	3,829,805
Equinix Inc	4,462	3,133,663
VICI Properties Inc	257,982	5,208,657
		17,462,370
Health Care Equipment & Supplies – 2.7%
Abbott Laboratories	57,381	5,246,345
Boston Scientific Corp*	165,568	5,813,092
Dentsply Sirona Inc	48,944	2,156,473
ICU Medical Inc*	9,744	1,795,917
		15,011,827
Health Care Providers & Services – 2.5%
Centene Corp*	97,377	6,188,308
Humana Inc	20,502	7,949,650
		14,137,958
Hotels, Restaurants & Leisure – 2.0%
Aramark	138,681	3,130,030
Hilton Worldwide Holdings Inc	56,635	4,159,841
McDonald's Corp	20,385	3,760,421
		11,050,292
Household Products – 1.1%
Procter & Gamble Co	48,772	5,831,668
Independent Power and Renewable Electricity Producers – 0.1%
NRG Energy Inc	10,727	349,271
Industrial Conglomerates – 0.6%
Honeywell International Inc	22,681	3,279,446

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Information Technology Services – 6.4%
Fidelity National Information Services Inc	23,869	$3,200,594
Mastercard Inc	51,973	15,368,416
Visa Inc	89,171	17,225,162
		35,794,172
Insurance – 1.7%
Aon PLC	29,344	5,651,654
Progressive Corp	46,360	3,713,900
		9,365,554
Interactive Media & Services – 8.8%
Alphabet Inc - Class C*	18,855	26,653,617
Facebook Inc*	99,355	22,560,540
		49,214,157
Internet & Direct Marketing Retail – 9.6%
Amazon.com Inc*	16,965	46,803,381
Etsy Inc*	32,807	3,485,088
Wayfair Inc*,#	15,579	3,078,566
		53,367,035
Life Sciences Tools & Services – 1.6%
IQVIA Holdings Inc*	23,096	3,276,860
Thermo Fisher Scientific Inc	15,763	5,711,565
		8,988,425
Machinery – 1.0%
Deere & Co	8,198	1,288,316
Ingersoll Rand Inc*	72,111	2,027,761
Parker-Hannifin Corp	12,530	2,296,373
		5,612,450
Multi-Utilities – 0.1%
Sempra Energy	2,282	267,519
Oil, Gas & Consumable Fuels – 0.1%
Enterprise Products Partners LP	16,064	291,883
Pharmaceuticals – 3.2%
Bristol-Myers Squibb Co	72,045	4,236,246
Elanco Animal Health Inc*	129,314	2,773,785
Horizon Therapeutics PLC*	19,268	1,070,915
Merck & Co Inc	127,576	9,865,452
		17,946,398
Professional Services – 1.7%
CoStar Group Inc*	9,894	7,031,369
Verisk Analytics Inc	14,109	2,401,352
		9,432,721
Road & Rail – 1.0%
CSX Corp	36,952	2,577,032
Uber Technologies Inc*	97,884	3,042,235
		5,619,267
Semiconductor & Semiconductor Equipment – 7.6%
Lam Research Corp	23,130	7,481,630
Microchip Technology Inc	50,373	5,304,781
Micron Technology Inc*	48,188	2,482,646
NVIDIA Corp	38,375	14,579,046
Texas Instruments Inc	80,364	10,203,817
Xilinx Inc	23,794	2,341,092
		42,393,012
Software – 20.1%
Adobe Inc*	42,038	18,299,562
Atlassian Corp PLC*	21,839	3,936,916
Autodesk Inc*	30,652	7,331,652
Avalara Inc*	25,117	3,342,821
Microsoft Corp	235,214	47,868,401

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
RingCentral Inc*	16,077	$4,582,106
salesforce.com Inc*	61,000	11,427,130
SS&C Technologies Holdings Inc	32,567	1,839,384
Tyler Technologies Inc*	13,603	4,718,609
Workday Inc*	10,633	1,992,199
Zendesk Inc*	74,395	6,586,189
		111,924,969
Technology Hardware, Storage & Peripherals – 8.3%
Apple Inc	127,146	46,382,861
Textiles, Apparel & Luxury Goods – 1.3%
NIKE Inc	74,304	7,285,507
Tobacco – 1.5%
Altria Group Inc	205,195	8,053,904
Wireless Telecommunication Services – 0.5%
T-Mobile US Inc*	26,221	2,730,917
Total Common Stocks (cost $341,823,258)		553,743,138
Rights – 0%
Wireless Telecommunication Services – 0%
T-Mobile US Inc* (cost $0)	56,069	9,420
Investment Companies – 1.0%
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $5,283,000)	5,282,472	5,283,000
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Investment Companies – 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	1,909,166	1,909,166
Time Deposits – 0.1%
Royal Bank of Canada, 0.0900%, 7/1/20	$477,291	477,291
Total Investments Purchased with Cash Collateral from Securities Lending (cost $2,386,457)		2,386,457
Total Investments (total cost $349,492,715) – 100.8%		561,422,015
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(4,491,291)
Net Assets – 100%		$556,930,724

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$557,485,099	99.3%
Australia	3,936,916	0.7

Total	$561,422,015	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies – 1.0%
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$6,944	$170	$-	$5,283,000
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	2,302∆	-	-	1,909,166
Total Affiliated Investments - 1.3%	$9,246	$170	$-	$7,192,166

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies – 1.0%
Money Markets – 1.0%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	3,520,724	29,401,895	(27,639,789)	5,283,000
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Investment Companies - 0.3%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	26,968,032	(25,058,866)	1,909,166

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$553,743,138	$-	$-
Rights	9,420	-	-
Investment Companies	-	5,283,000	-
Investments Purchased with Cash Collateral from Securities Lending	-	2,386,457	-
Total Assets	$553,752,558	$7,669,457	$-

12	JUNE 30, 2020

Janus Henderson VIT Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2020

Assets:
Unaffiliated investments, at value(1)(2)	$554,229,849
Affiliated investments, at value(3)	7,192,166
Cash	327
Non-interested Trustees' deferred compensation	11,454
Receivables:
Investments sold	6,755,048
Dividends	435,583
Portfolio shares sold	9,980
Foreign tax reclaims	1,931
Other assets	10,279
Total Assets	568,646,617
Liabilities:
Collateral for securities loaned (Note 2)	2,386,457
Payables:	—
Investments purchased	8,523,679
Portfolio shares repurchased	444,020
Advisory fees	221,026
12b-1 Distribution and shareholder servicing fees	30,000
Transfer agent fees and expenses	24,244
Professional fees	20,770
Non-interested Trustees' deferred compensation fees	11,454
Non-interested Trustees' fees and expenses	2,614
Custodian fees	1,575
Affiliated portfolio administration fees payable	1,118
Accrued expenses and other payables	48,936
Total Liabilities	11,715,893
Net Assets	$556,930,724
Net Assets Consist of:
Capital (par value and paid-in surplus)	$335,243,486
Total distributable earnings (loss)	221,687,238
Total Net Assets	$556,930,724
Net Assets - Institutional Shares	$407,595,232
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,191,292
Net Asset Value Per Share	$39.99
Net Assets - Service Shares	$149,335,492
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,854,460
Net Asset Value Per Share	$38.74

(1) Includes cost of $342,300,549. (2) Includes $2,339,487 of securities on loan. See Note 2 in Notes to Financial Statements. (3) Includes cost of $7,192,166.

See Notes to Financial Statements.

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Janus Henderson VIT Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2020

Investment Income:
Dividends	$2,603,876
Dividends from affiliates	6,944
Affiliated securities lending income, net	2,302
Unaffiliated securities lending income, net	236
Foreign tax withheld	(8)
Total Investment Income	2,613,350
Expenses:
Advisory fees	1,282,210
12b-1 Distribution and shareholder servicing fees:
Service Shares	174,547
Transfer agent administrative fees and expenses:
Institutional Shares	94,311
Service Shares	34,909
Other transfer agent fees and expenses:
Institutional Shares	9,375
Service Shares	1,701
Professional fees	22,366
Shareholder reports expense	12,775
Registration fees	12,558
Custodian fees	7,385
Affiliated portfolio administration fees	6,461
Non-interested Trustees’ fees and expenses	4,710
Other expenses	37,007
Total Expenses	1,700,315
Net Investment Income/(Loss)	913,035
Net Realized Gain/(Loss) on Investments:
Investments	10,502,396
Investments in affiliates	170
Total Net Realized Gain/(Loss) on Investments	10,502,566
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	26,718,974
Total Change in Unrealized Net Appreciation/Depreciation	26,718,974
Net Increase/(Decrease) in Net Assets Resulting from Operations	$38,134,575

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson VIT Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2020 (unaudited)	Year ended December 31, 2019

Operations:
Net investment income/(loss)	$913,035	$2,499,915
Net realized gain/(loss) on investments	10,502,566	45,686,411
Change in unrealized net appreciation/depreciation	26,718,974	105,351,482
Net Increase/(Decrease) in Net Assets Resulting from Operations	38,134,575	153,537,808
Dividends and Distributions to Shareholders:
Institutional Shares	(34,608,888)	(40,472,444)
Service Shares	(12,934,688)	(15,364,380)
Net Decrease from Dividends and Distributions to Shareholders	(47,543,576)	(55,836,824)
Capital Share Transactions:
Institutional Shares	15,122,018	(851,843)
Service Shares	1,715,778	(2,966,698)
Net Increase/(Decrease) from Capital Share Transactions	16,837,796	(3,818,541)
Net Increase/(Decrease) in Net Assets	7,428,795	93,882,443
Net Assets:
Beginning of period	549,501,929	455,619,486
End of period	$556,930,724	$549,501,929

See Notes to Financial Statements.

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Janus Henderson VIT Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$40.79	$33.70	$36.51	$28.93	$30.84	$35.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.21	0.19	0.16	0.14	0.17
Net realized and unrealized gain/(loss)	2.83	11.26	(0.94)	7.87	(0.03)	1.92
Total from Investment Operations	2.91	11.47	(0.75)	8.03	0.11	2.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.18)	(0.21)	(0.13)	(0.16)	(0.23)
Distributions (from capital gains)	(3.60)	(4.20)	(1.85)	(0.32)	(1.86)	(6.78)
Total Dividends and Distributions	(3.71)	(4.38)	(2.06)	(0.45)	(2.02)	(7.01)
Net Asset Value, End of Period	$39.99	$40.79	$33.70	$36.51	$28.93	$30.84
Total Return*	7.58%	35.52%	(2.58)%	27.88%	0.50%	5.35%
Net Assets, End of Period (in thousands)	$407,595	$398,888	$328,803	$379,048	$330,516	$380,663
Average Net Assets for the Period (in thousands)	$381,505	$374,004	$380,194	$360,896	$353,738	$413,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.59%	0.58%	0.61%	0.62%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.59%	0.58%	0.61%	0.62%	0.71%
Ratio of Net Investment Income/(Loss)	0.42%	0.55%	0.50%	0.48%	0.47%	0.49%
Portfolio Turnover Rate	22%	38%	47%	55%	58%	54%

Service Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$39.64	$32.87	$35.68	$28.31	$30.24	$35.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.11	0.09	0.08	0.06	0.08
Net realized and unrealized gain/(loss)	2.73	10.98	(0.92)	7.69	(0.02)	1.89
Total from Investment Operations	2.76	11.09	(0.83)	7.77	0.04	1.97
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.12)	(0.13)	(0.08)	(0.11)	(0.16)
Distributions (from capital gains)	(3.60)	(4.20)	(1.85)	(0.32)	(1.86)	(6.78)
Total Dividends and Distributions	(3.66)	(4.32)	(1.98)	(0.40)	(1.97)	(6.94)
Net Asset Value, End of Period	$38.74	$39.64	$32.87	$35.68	$28.31	$30.24
Total Return*	7.43%	35.22%	(2.84)%	27.55%	0.27%	5.08%
Net Assets, End of Period (in thousands)	$149,335	$150,614	$126,817	$160,439	$143,900	$163,148
Average Net Assets for the Period (in thousands)	$141,231	$141,550	$148,101	$155,006	$151,772	$166,602
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.84%	0.83%	0.86%	0.87%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.84%	0.83%	0.86%	0.87%	0.97%
Ratio of Net Investment Income/(Loss)	0.17%	0.30%	0.25%	0.23%	0.22%	0.25%
Portfolio Turnover Rate	22%	38%	47%	55%	58%	54%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18	JUNE 30, 2020

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

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Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$2,339,487	$—	$(2,339,487)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the “SEC”). See “Securities Lending” in the “Notes to Financial Statements” for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Portfolio. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash

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Notes to Financial Statements (unaudited)

Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2020, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,339,487. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2020 is $2,386,457, resulting in the net amount due to the counterparty of $46,970.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. Prior to May 1, 2017, the Portfolio’s benchmark index used in the calculation was the Core Growth Index. Effective May 1, 2017, the Portfolio’s performance fee adjustment is calculated based on a combination of the Core Growth Index and Russell 1000® Growth Index for a period of 36 months.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2020, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.50%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the

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Notes to Financial Statements (unaudited)

Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,422 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2020. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from

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Notes to Financial Statements (unaudited)

time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $220,425 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2020, the Portfolio engaged in cross trades amounting to $834,788 in purchases and $130,068 in sales, resulting in a net realized loss of $99,313. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 351,518,144	$219,072,201	$ (9,168,330)	$ 209,903,871

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Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended June 30, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	112,051	$ 4,454,111	149,935	$ 5,697,516
Reinvested dividends and distributions	907,893	34,608,888	1,104,132	40,472,444
Shares repurchased	(606,557)	(23,940,981)	(1,232,956)	(47,021,803)
Net Increase/(Decrease)	413,387	$ 15,122,018	21,111	$ (851,843)
Service Shares:
Shares sold	137,005	$ 5,181,321	234,733	$ 8,722,600
Reinvested dividends and distributions	350,249	12,934,688	431,372	15,364,380
Shares repurchased	(432,759)	(16,400,231)	(724,029)	(27,053,678)
Net Increase/(Decrease)	54,495	$ 1,715,778	(57,924)	$ (2,966,698)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 116,867,835	$ 146,674,228	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio's investments. This may impact liquidity in the marketplace, which in turn may affect the Portfolio's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. Historically, the Portfolio filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons, any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance, and the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of

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Additional Information (unaudited)

each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2018, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP

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Additional Information (unaudited)

incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Program Administrator Report, and the Portfolio was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Portfolio’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with

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generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-93078 08-20

SEMIANNUAL REPORT June 30, 2020

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

PORTFOLIO SNAPSHOT

An all equity portfolio that targets returns similar to the S&P 500® Index with lower absolute volatility over a market cycle. We seek to add value using natural stock price volatility through a mathematically based, risk-managed process. We do not pick individual stocks or forecast excess returns, but use natural stock price volatility and correlation characteristics.

Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2020, VIT U.S. Low Volatility Portfolio’s Service Shares returned -6.72%. This compares to the -3.08% return posted by the S&P 500® Index, the Portfolio’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark Index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with similar returns to the S&P 500 Index over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long term and lower the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500 Index. Within specific risk constraints, Intech’s mathematical process attempts to identify stocks that have high volatility relative to the index, and low correlation to one another. Once the stocks are identified and the portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. The Portfolio aims to generate market-like returns over time with significantly lower return fluctuations. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Therefore, while some downside protection and a more consistent experience are expected over the long term, the tracking error (a measure of the divergence between the price behavior of the Portfolio versus its benchmark) relative to the S&P 500 Index is expected to be high.

PERFORMANCE REVIEW

U.S. equity markets experienced heightened volatility year to date amid concerns over the global economic impact of the COVID-19 coronavirus and remain in negative territory for the year despite a strong rally in the second quarter. Despite providing some downside protection during the sell-off period, defensive segments generally lagged overall, particularly as volatility in the market subsided during the strong market recovery in the second quarter. Specifically, lower-beta stocks underperformed their higher-beta counterparts within the Index, and typically defensive sectors like utilities, real estate and consumer staples sectors underperformed the broad market during the period.

On average, the Portfolio was overweight lower-beta stocks, or stocks with lower sensitivity to market movements. During the period, higher-beta stocks outperformed lower-beta stocks and the overall market, on average. Consequently, the Portfolio’s overweight to lower-beta stocks detracted from the Portfolio’s relative return for the period.

From a sector perspective, while the Portfolio benefited from favorable selection effects among some consumer staples and materials names, overall active sector positioning was a detractor during the period. An average underweight to information technology, which was the strongest-performing segment during the period, as well as average overweights to the defensive utilities and consumer staples sectors, detracted from the Portfolio’s relative performance.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes

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that aim to improve the long-term results for our Portfolio shareholders.

Thank you for your investment in VIT U.S. Low Volatility Portfolio.

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Portfolio At A Glance

June 30, 2020

5 Largest Equity Holdings - (% of Net Assets)
Procter & Gamble Co
Household Products	5.4%
Southern Co
Electric Utilities	4.8%
Johnson & Johnson
Pharmaceuticals	3.5%
Consolidated Edison Inc
Multi-Utilities	3.3%
Walmart Inc
Food & Staples Retailing	3.1%
20.1%

Asset Allocation - (% of Net Assets)
Common Stocks	99.5%
Investment Companies	0.8%
Rights	0.0%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2020	As of December 31, 2019

Janus Aspen Series	3

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended June 30, 2020					Expense Ratios
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses‡
Service Shares	-6.72%	1.46%	8.35%	10.60%	0.82%
S&P 500 Index	-3.08%	7.51%	10.73%	12.70%
Morningstar Quartile - Service Shares	-	1st	1st	1st
Morningstar Ranking - based on total returns for Large Value Funds	-	25/1,210	27/1,093	17/1,003

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The proprietary mathematical process used by Intech may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. Intech's low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2020 Morningstar, Inc. All Rights Reserved.

4	JUNE 30, 2020

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 6, 2012

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

Janus Aspen Series	5

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Beginning Account Value (1/1/20)	Ending Account Value (6/30/20)	Expenses Paid During Period (1/1/20 - 6/30/20)†	Net Annualized Expense Ratio (1/1/20 - 6/30/20)
Service Shares	$1,000.00	$932.80	$3.94	$1,000.00	$1,020.79	$4.12	0.82%
†

Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2020

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares		Value
Common Stocks – 99.5%
Aerospace & Defense – 0.3%
L3Harris Technologies Inc	4,998	$848,011
Lockheed Martin Corp	1,743	636,056
Northrop Grumman Corp	3,448	1,060,053
		2,544,120
Air Freight & Logistics – 1.4%
CH Robinson Worldwide Inc	116,900	9,242,114
Expeditors International of Washington Inc	16,364	1,244,319
United Parcel Service Inc	31,553	3,508,063
		13,994,496
Banks – 1.1%
First Republic Bank/CA	16,423	1,740,674
JPMorgan Chase & Co	19,920	1,873,675
M&T Bank Corp	38,294	3,981,427
People's United Financial Inc	173,278	2,004,826
PNC Financial Services Group Inc	8,360	879,556
		10,480,158
Beverages – 1.9%
Brown-Forman Corp	21,500	1,368,690
Coca-Cola Co	63,800	2,850,584
Monster Beverage Corp*	5,322	368,921
PepsiCo Inc	106,400	14,072,464
		18,660,659
Biotechnology – 4.4%
AbbVie Inc	66,476	6,526,614
Alexion Pharmaceuticals Inc*	10,679	1,198,611
Amgen Inc	42,185	9,949,754
Biogen Inc*	7,543	2,018,130
Gilead Sciences Inc	17,027	1,310,057
Incyte Corp*	16,942	1,761,460
Regeneron Pharmaceuticals Inc*	19,337	12,059,520
Vertex Pharmaceuticals Inc*	25,947	7,532,674
		42,356,820
Capital Markets – 3.9%
Cboe Global Markets Inc	44,968	4,194,615
Charles Schwab Corp	63,830	2,153,624
CME Group Inc	107,000	17,391,780
Intercontinental Exchange Inc	138,510	12,687,516
MarketAxess Holdings Inc	1,695	849,059
MSCI Inc	1,548	516,753
State Street Corp	6,633	421,527
		38,214,874
Chemicals – 0.6%
Air Products & Chemicals Inc	1,894	457,325
Corteva Inc	37,403	1,002,026
International Flavors & Fragrances Inc	28,662	3,509,949
Linde PLC	4,879	1,034,885
PPG Industries Inc	669	70,954
		6,075,139
Commercial Services & Supplies – 1.7%
Copart Inc*	8,033	668,908
Republic Services Inc	142,000	11,651,100
Rollins Inc	61,220	2,595,116
Waste Management Inc	10,087	1,068,314
		15,983,438
Communications Equipment – 0.6%
Cisco Systems Inc	19,066	889,238
F5 Networks Inc*	31,718	4,424,027

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares		Value
Common Stocks – (continued)
Communications Equipment – (continued)
Juniper Networks Inc	20,764	$474,665
		5,787,930
Containers & Packaging – 0.8%
Amcor PLC	224,746	2,294,657
Packaging Corp of America	49,878	4,977,824
		7,272,481
Diversified Financial Services – 0.1%
Berkshire Hathaway Inc*	7,866	1,404,160
Diversified Telecommunication Services – 2.1%
AT&T Inc	390,291	11,798,497
Verizon Communications Inc	158,630	8,745,272
		20,543,769
Electric Utilities – 9.7%
Alliant Energy Corp	27,400	1,310,816
American Electric Power Co Inc	39,500	3,145,780
Duke Energy Corp	182,950	14,615,875
Edison International	9,300	505,083
Entergy Corp	22,563	2,116,635
Evergy Inc	48,463	2,873,371
Eversource Energy	13,615	1,133,721
FirstEnergy Corp	77,900	3,020,962
NextEra Energy Inc	36,154	8,683,106
Pinnacle West Capital Corp	2,438	178,681
Southern Co	886,555	45,967,877
Xcel Energy Inc	160,200	10,012,500
		93,564,407
Electronic Equipment, Instruments & Components – 0.2%
Keysight Technologies Inc*	15,991	1,611,573
Entertainment – 4.5%
Activision Blizzard Inc	182,025	13,815,697
Electronic Arts Inc*	57,343	7,572,143
Netflix Inc*	18,375	8,361,360
Take-Two Interactive Software Inc*	74,785	10,437,742
Walt Disney Co	33,289	3,712,056
		43,898,998
Equity Real Estate Investment Trusts (REITs) – 4.0%
American Tower Corp	26,399	6,825,197
Crown Castle International Corp	6,304	1,054,974
Digital Realty Trust Inc	21,264	3,021,827
Duke Realty Corp	15,407	545,254
Equinix Inc	4,277	3,003,737
Equity Residential	6,293	370,154
Essex Property Trust Inc	4,725	1,082,828
Extra Space Storage Inc	100,072	9,243,651
Public Storage	58,187	11,165,503
Realty Income Corp	5,406	321,657
SBA Communications Corp	5,900	1,757,728
		38,392,510
Food & Staples Retailing – 4.2%
Costco Wholesale Corp	3,952	1,198,286
Kroger Co	195,031	6,601,799
Sysco Corp	43,806	2,394,436
Walgreens Boots Alliance Inc	12,838	544,203
Walmart Inc	252,912	30,293,799
		41,032,523
Food Products – 9.8%
Archer-Daniels-Midland Co	17,514	698,809
Campbell Soup Co	29,127	1,445,573
General Mills Inc	458,984	28,296,364

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2020

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
Hershey Co	145,700	$18,885,634
Hormel Foods Corp	236,484	11,415,083
JM Smucker Co	29,900	3,163,719
Kellogg Co	371,800	24,561,108
Kraft Heinz Co	7,146	227,886
Lamb Weston Holdings Inc	76,161	4,868,973
McCormick & Co Inc/MD	5,475	982,270
Mondelez International Inc	11,141	569,639
		95,115,058
Gas Utilities – 0.1%
Atmos Energy Corp	12,464	1,241,165
Health Care Equipment & Supplies – 1.0%
Abbott Laboratories	4,134	377,972
ABIOMED Inc*	1,607	388,187
Baxter International Inc	12,000	1,033,200
Becton Dickinson and Co	4,647	1,111,888
Cooper Cos Inc	5,000	1,418,200
Danaher Corp	5,393	953,644
Dentsply Sirona Inc	51,792	2,281,956
Edwards Lifesciences Corp*	4,167	287,981
Varian Medical Systems Inc*	12,629	1,547,305
		9,400,333
Health Care Providers & Services – 0.6%
AmerisourceBergen Corp	41,401	4,171,979
CVS Health Corp	5,815	377,801
DaVita Inc*	4,710	372,749
Humana Inc	2,196	851,499
McKesson Corp	2,434	373,424
		6,147,452
Hotels, Restaurants & Leisure – 2.8%
Domino's Pizza Inc	6,416	2,370,327
McDonald's Corp	133,331	24,595,570
Yum! Brands Inc	391	33,982
		26,999,879
Household Durables – 0.6%
Garmin Ltd	28,800	2,808,000
PulteGroup Inc	75,743	2,577,534
		5,385,534
Household Products – 9.8%
Church & Dwight Co Inc	16,231	1,254,656
Clorox Co	73,060	16,027,172
Colgate-Palmolive Co	17,783	1,302,783
Kimberly-Clark Corp	168,812	23,861,576
Procter & Gamble Co	437,135	52,268,232
		94,714,419
Industrial Conglomerates – 0.1%
3M Co	3,469	541,129
Information Technology Services – 0.9%
Broadridge Financial Solutions Inc	4,627	583,881
Jack Henry & Associates Inc	2,576	474,061
VeriSign Inc*	4,585	948,316
Western Union Co	329,456	7,122,839
		9,129,097
Insurance – 1.4%
Aon PLC	2,650	510,390
Arthur J Gallagher & Co	4,249	414,235
Everest Re Group Ltd	45,154	9,310,755

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Progressive Corp	39,623	$3,174,199
		13,409,579
Interactive Media & Services – 0.7%
Alphabet Inc - Class A*	2,915	4,133,616
Alphabet Inc - Class C*	1,345	1,901,305
Facebook Inc*	3,357	762,274
		6,797,195
Internet & Direct Marketing Retail – 0.3%
Amazon.com Inc*	1,015	2,800,202
Life Sciences Tools & Services – 0.2%
Waters Corp*	8,725	1,573,990
Machinery – 0.1%
PACCAR Inc	12,652	947,002
Media – 0.6%
Charter Communications Inc*	851	434,044
Comcast Corp	16,649	648,978
Fox Corp - Class A	73,729	1,977,412
Fox Corp - Class B	65,613	1,761,053
Omnicom Group Inc	20,967	1,144,798
		5,966,285
Metals & Mining – 2.7%
Newmont Goldcorp Corp	424,436	26,204,679
Multiline Retail – 1.7%
Dollar General Corp	13,800	2,629,038
Dollar Tree Inc*	20,744	1,922,554
Target Corp	101,000	12,112,930
		16,664,522
Multi-Utilities – 5.7%
Ameren Corp	49,800	3,503,928
CMS Energy Corp	84,041	4,909,675
Consolidated Edison Inc	449,513	32,333,470
Dominion Energy Inc	106,303	8,629,678
DTE Energy Co	2,279	244,992
NiSource Inc	9,723	221,101
Public Service Enterprise Group Inc	21,317	1,047,944
WEC Energy Group Inc	52,749	4,623,450
		55,514,238
Oil, Gas & Consumable Fuels – 0.2%
Cabot Oil & Gas Corp	117,612	2,020,574
Pharmaceuticals – 6.0%
Bristol-Myers Squibb Co	151,727	8,921,548
Eli Lilly & Co	52,690	8,650,644
Johnson & Johnson	237,119	33,346,045
Merck & Co Inc	47,852	3,700,395
Mylan NV*	36,960	594,317
Pfizer Inc	88,134	2,881,982
		58,094,931
Professional Services – 0.1%
Verisk Analytics Inc	7,036	1,197,527
Road & Rail – 0.4%
JB Hunt Transport Services Inc	18,600	2,238,324
Old Dominion Freight Line Inc	8,042	1,363,843
		3,602,167
Semiconductor & Semiconductor Equipment – 3.4%
Advanced Micro Devices Inc*	24,255	1,276,056
Qorvo Inc*	130,710	14,447,376
QUALCOMM Inc	19,971	1,821,555
Skyworks Solutions Inc	22,455	2,871,096
Texas Instruments Inc	13,422	1,704,191

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2020

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Xilinx Inc	110,641	$10,885,968
		33,006,242
Software – 2.8%
Adobe Inc*	2,835	1,234,104
ANSYS Inc*	1,553	453,057
Cadence Design Systems Inc*	938	90,010
Citrix Systems Inc	85,138	12,592,762
Fortinet Inc*	21,839	2,997,840
Microsoft Corp	29,096	5,921,327
NortonLifeLock Inc	56,939	1,129,100
Oracle Corp	9,444	521,970
salesforce.com Inc*	8,130	1,522,993
ServiceNow Inc*	845	342,276
		26,805,439
Specialty Retail – 2.6%
AutoZone Inc*	18,238	20,574,653
Tiffany & Co	30,559	3,726,364
Tractor Supply Co	3,141	413,952
		24,714,969
Technology Hardware, Storage & Peripherals – 0.9%
Apple Inc	22,218	8,105,126
Seagate Technology PLC	10,946	529,896
		8,635,022
Textiles, Apparel & Luxury Goods – 0.1%
VF Corp	8,378	510,555
Tobacco – 1.6%
Altria Group Inc	389,700	15,295,725
Philip Morris International Inc	4,713	330,193
		15,625,918
Trading Companies & Distributors – 0.3%
Fastenal Co	42,447	1,818,429
WW Grainger Inc	2,582	811,161
		2,629,590
Water Utilities – 0.2%
American Water Works Co Inc	16,400	2,110,024
Wireless Telecommunication Services – 0.3%
T-Mobile US Inc*	24,393	2,540,531
Total Common Stocks (cost $770,988,566)		961,863,302
Rights – 0%
Wireless Telecommunication Services – 0%
T-Mobile US Inc* (cost $0)	24,393	4,098
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $7,769,702)	7,769,003	7,769,780
Total Investments (total cost $778,758,268) – 100.3%		969,637,180
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(2,501,268)
Net Assets – 100%		$967,135,912

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2020

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$966,307,638	99.7%
United Kingdom	3,329,542	0.3

Total	$969,637,180	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$42,035	$(275)	$377	$7,769,780
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	6,500∆	-	-	-
Total Affiliated Investments - 0.8%	$48,535	$(275)	$377	$7,769,780

	Value at 12/31/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	11,943,076	61,247,495	(65,420,893)	7,769,780
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	39,352,391	(39,352,391)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2020

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2020. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$961,863,302	$-	$-
Rights	4,098	-	-
Investment Companies	-	7,769,780	-
Total Assets	$961,867,400	$7,769,780	$-

Janus Aspen Series	13

Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2020

Assets:
Unaffiliated investments, at value(1)	$961,867,400
Affiliated investments, at value(2)	7,769,780
Cash	6,931
Non-interested Trustees' deferred compensation	19,930
Receivables:
Dividends	860,825
Portfolio shares sold	395,444
Foreign tax reclaims	3,514
Dividends from affiliates	1,042
Other assets	3,820
Total Assets	970,928,686
Liabilities:
Payables:	—
Portfolio shares repurchased	3,057,333
Advisory fees	402,365
12b-1 Distribution and shareholder servicing fees	201,182
Transfer agent fees and expenses	42,210
Non-interested Trustees' deferred compensation fees	19,930
Professional fees	18,654
Non-interested Trustees' fees and expenses	5,171
Affiliated portfolio administration fees payable	2,012
Custodian fees	1,362
Accrued expenses and other payables	42,555
Total Liabilities	3,792,774
Net Assets	$967,135,912
Net Assets Consist of:
Capital (par value and paid-in surplus)	$746,648,362
Total distributable earnings (loss)	220,487,550
Total Net Assets	$967,135,912
Net Assets - Service Shares	$967,135,912
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	58,155,606
Net Asset Value Per Share	$16.63

(1) Includes cost of $770,988,566. (2) Includes cost of $7,769,702.

See Notes to Financial Statements.

14	JUNE 30, 2020

Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2020

Investment Income:
Dividends	$12,964,935
Dividends from affiliates	42,035
Affiliated securities lending income, net	6,500
Unaffiliated securities lending income, net	910
Other income	116
Foreign tax withheld	(2,265)
Total Investment Income	13,012,231
Expenses:
Advisory fees	2,472,640
12b-1 Distribution and shareholder servicing fees	1,236,320
Transfer agent administrative fees and expenses	247,264
Other transfer agent fees and expenses	10,758
Professional fees	19,842
Affiliated portfolio administration fees	12,363
Non-interested Trustees’ fees and expenses	8,920
Shareholder reports expense	4,704
Custodian fees	2,903
Registration fees	31
Other expenses	46,422
Total Expenses	4,062,167
Net Investment Income/(Loss)	8,950,064
Net Realized Gain/(Loss) on Investments:
Investments	24,955,379
Investments in affiliates	(275)
Total Net Realized Gain/(Loss) on Investments	24,955,104
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(104,121,601)
Investments in affiliates	377
Total Change in Unrealized Net Appreciation/Depreciation	(104,121,224)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(70,216,056)

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT U.S. Low Volatility Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2020 (unaudited)	Year ended December 31, 2019

Operations:
Net investment income/(loss)	$8,950,064	$19,822,633
Net realized gain/(loss) on investments	24,955,104	69,594,400
Change in unrealized net appreciation/depreciation	(104,121,224)	174,413,952
Net Increase/(Decrease) in Net Assets Resulting from Operations	(70,216,056)	263,830,985
Dividends and Distributions to Shareholders
Dividends and Distributions to Shareholders	(80,413,766)	(59,492,213)
Net Decrease from Dividends and Distributions to Shareholders	(80,413,766)	(59,492,213)
Capital Shares Transactions	30,438,157	(121,703,804)
Net Increase/(Decrease) in Net Assets	(120,191,665)	82,634,968
Net Assets:
Beginning of period	1,087,327,577	1,004,692,609
End of period	$967,135,912	$1,087,327,577

See Notes to Financial Statements.

16	JUNE 30, 2020

Janus Henderson VIT U.S. Low Volatility Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2020 (unaudited) and the year ended December 31	2020	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$19.43	$16.05	$17.43	$15.30	$14.36	$14.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.34	0.28	0.24	0.26	0.25
Net realized and unrealized gain/(loss)	(1.48)	4.07	(1.05)	2.11	1.14	0.32
Total from Investment Operations	(1.32)	4.41	(0.77)	2.35	1.40	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.31)	(0.30)	(0.22)	(0.23)	(0.22)
Distributions (from capital gains)	(1.28)	(0.72)	(0.31)	—	(0.23)	(0.27)
Total Dividends and Distributions	(1.48)	(1.03)	(0.61)	(0.22)	(0.46)	(0.49)
Net Asset Value, End of Period	$16.63	$19.43	$16.05	$17.43	$15.30	$14.36
Total Return*	(6.72)%	28.05%	(4.58)%	15.44%	9.71%	4.09%
Net Assets, End of Period (in thousands)	$967,136	$1,087,328	$1,004,693	$1,150,778	$962,999	$695,281
Average Net Assets for the Period (in thousands)	$1,000,438	$1,073,019	$1,106,198	$1,059,734	$831,798	$588,016
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.82%	0.82%	0.82%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.82%	0.82%	0.82%	0.79%
Ratio of Net Investment Income/(Loss)	1.80%	1.85%	1.61%	1.50%	1.72%	1.75%
Portfolio Turnover Rate	29%	15%	20%	18%	29%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT U.S. Low Volatility Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting priciples ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

18	JUNE 30, 2020

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets. For example, the enactment of the Dodd-Frank Act in 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. More recently, in response to the COVID-19 pandemic, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets, including reducing interest rates to record low levels. The withdrawal of this support, a failure of measures put in place in response to such economic uncertainty, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation.

Widespread disease, including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact a Fund’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Fund. In addition, these disruptions could also impair the information technology and other operational systems upon which the Fund’s service providers, including Janus Capital or the subadviser (as applicable), rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social

20	JUNE 30, 2020

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (commonly known as “Brexit”). The United Kingdom formally left the EU on January 31, 2020 and entered into an eleven-month transition period, during which the United Kingdom will remain subject to EU laws and regulations. There is considerable uncertainty relating to the potential consequences of the United Kingdom’s exit and how negotiations for new trade agreements will be conducted or concluded.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Portfolio’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Effective December 16, 2019, JPMorgan Chase Bank, National Association replaced Deutsche Bank AG as securities lending agent for the Portfolio. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC. If the Portfolio is unable to

Janus Aspen Series	21

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to primarily invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2020.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Portfolio. As subadviser, Intech provides day-to-day management of the investment operations of the Portfolio subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursement).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees, transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers for at least a one-year period commencing April 29, 2020. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports,

22	JUNE 30, 2020

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $20,422 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2020. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2020 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2020 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $220,425 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2020.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2020 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2020 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 778,838,626	$207,421,970	$(16,623,416)	$ 190,798,554

5. Capital Share Transactions

	Period ended June 30, 2020		Year ended December 31, 2019
	Shares	Amount	Shares	Amount

Service Shares:
Shares sold	2,823,066	$48,522,458	3,965,520	$ 72,303,788
Reinvested dividends and distributions	4,888,375	80,413,766	3,308,370	59,492,213
Shares repurchased	(5,505,213)	(98,498,067)	(13,918,672)	(253,499,805)
Net Increase/(Decrease)	2,206,228	$30,438,157	(6,644,782)	$(121,703,804)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$291,615,289	$ 323,758,231	$ -	$ -

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Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements. Management is also evaluating the implications related to the new disclosure requirements and has not yet determined the impact to the financial statements.

8. Other Matters

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been declared a pandemic by the World Health Organization. The impact of COVID-19 has been, and may continue to be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio's investments. This may impact liquidity in the marketplace, which in turn may affect the Portfolio's ability to meet redemption requests. Public health crises caused by the COVID-19 pandemic may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 pandemic and its effects cannot be determined with certainty, and could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio's ability to achieve its investment objective.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2020 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. Historically, the Portfolio filed its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters each fiscal year on Form N-Q. The Portfolio’s Form N-PORT and Form N-Q filings: (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreements for the Janus Henderson Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 5, 2019, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2020 through February 1, 2021, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons, any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

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Additional Information (unaudited)

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital generally does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2019, approximately 69% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2019, approximately 71% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the third Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2019 and the bottom Broadridge quartile for the 12 months ended May 31, 2019.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the second Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2019 and the first Broadridge quartile for the 12 months ended May 31, 2019. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance, and the performance trend was improving.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management fees (investment advisory and any administration, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, after applicable waivers, was below the average management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) the total expenses, on average, were 10% under the average total expenses of their respective Broadridge Expense Group peers; and (3) and the management fees for the Janus Henderson Funds, on average, were 7% under the average management fees for their Expense Groups. The Trustees also considered the total expenses for each share class of

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Additional Information (unaudited)

each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

For certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to funds subadvised by Janus Capital and to the fees Janus Capital charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs; and (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson subadvised fund and separate account investors; (4) 11 of 12 Janus Henderson Funds have lower management fees than similar funds subadvised by Janus Capital; and (5) six of nine Janus Henderson Funds have lower management fees than similar separate accounts managed by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2018, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited)

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found that (1) the expense allocation methodology and rationales utilized by Janus Capital were reasonable and (2) no clear correlation between expense allocations and operating margins. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in November 2019 which provided its research and analysis into economies of scale. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, their independent fee consultant concluded that 64% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge expense group averages. They also noted the following: (1) that for those Janus Henderson Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale; (2) as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined; (3) performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a

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Additional Information (unaudited)

Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and (4) a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered the independent fee consultant’s conclusion that, given the limitations of various analytical approaches to economies of scale and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. In this regard, the independent consultant concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

LIQUIDITY RISK MANAGEMENT PROGRAM

Janus Henderson Funds (other than the money market funds) have adopted and implemented a written liquidity risk management program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). Rule 22e-4, requires open-end funds to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk, which is the risk that a fund could not meet redemption requests without significant dilution of remaining investors’ interest in the fund. The LRMP

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Additional Information (unaudited)

incorporates the following elements: (i) assessment, management, and periodic review of liquidity risk; (ii) classification of portfolio investments; (iii) the establishment and monitoring of a highly liquid investment minimum, as applicable; (iv) a 15% limitation on a Portfolio’s illiquid investments; (v) redemptions in-kind; and (vi) board oversight.

The Trustees have designated Janus Capital Management LLC, the Portfolio’s investment adviser (“Janus Capital”), as the Program Administrator for the LRMP responsible for administering the LRMP and carrying out the specific responsibilities of the LRMP. A working group comprised of various groups within Janus Capital’s business is responsible for administering the LRMP and carrying out the specific responsibilities of different aspects of the LRMP.

The Liquidity Rule requires the Trustees to review at least annually a written report provided by the Program Administrator that addresses the operation of the LRMP and assesses its adequacy and the effectiveness of its implementation, including, if applicable, the operation of the highly liquid investment minimum, and any material changes to the LRMP (the “Program Administrator Report”). During the semi-annual period ended June 30, 2020, the Program Administrator provided the Program Administrator Report to the Trustees which covered the operation of the LRMP from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Program Administrator Report, and the Portfolio was able to process redemptions during the normal course of business during the Reporting Period. In addition, the Program Administrator expressed its belief in the Program Administrator Report that:

• the LRMP is reasonably designed and adequate to assess and manage the Portfolio’s liquidity risk, taking into account the Portfolio’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; and

• the LRMP, including the Highly Liquid Investment Minimum where applicable, was implemented and operated effectively to achieve the goal of assessing and managing the Portfolio’s liquidity risk.

There can be no assurance that the LRMP will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the risks to which an investment in the Fund may be subject.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2020. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with

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Useful Information About Your Portfolio Report (unaudited)

generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

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Notes

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Knowledge Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Janus Henderson Distributors
109-24-81127 08-20

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 28, 2020

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: August 28, 2020